UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07751

Nuveen Multistate Trust IV

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: November 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Semi-Annual Report November 30, 2013

Share Class / Ticker Symbol
Fund Name	Class A	Class B	Class C	Class I

Nuveen Kansas Municipal Bond Fund	FKSTX	—	FCKSX	FRKSX
Nuveen Kentucky Municipal Bond Fund	FKYTX	—	FKYCX	FKYRX
Nuveen Michigan Municipal Bond Fund	FMITX	—	FLMCX	NMMIX
Nuveen Missouri Municipal Bond Fund	FMOTX	—	FMOCX	FMMRX
Nuveen Ohio Municipal Bond Fund	FOHTX	FOHBX	FOHCX	NXOHX
Nuveen Wisconsin Municipal Bond Fund	FWIAX	—	FWICX	FWIRX

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Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen Fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from its financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, recent events such as the Federal Reserve decision to slow down its bond buying program beginning in January of 2014 and the federal budget compromise that would guide government spending into 2015 are both positives for the economy moving forward. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Partisan politics in Washington D.C. with their troublesome outcomes add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

January 21, 2014

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Kansas Municipal Bond Fund

Nuveen Kentucky Municipal Bond Fund

Nuveen Michigan Municipal Bond Fund

Nuveen Missouri Municipal Bond Fund

Nuveen Ohio Municipal Bond Fund

Nuveen Wisconsin Municipal Bond Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio managers Daniel J. Close, CFA, Steven M. Hlavin and Christopher L. Drahn review key investment strategies and the performance of the Nuveen Kansas Municipal Bond Fund, Nuveen Kentucky Municipal Bond Fund, Nuveen Michigan Municipal Bond Fund, Nuveen Missouri Municipal Bond Fund, Nuveen Ohio Municipal Bond Fund and Nuveen Wisconsin Municipal Bond Fund. Dan has managed the Kentucky, Michigan and Ohio Funds since 2007, Steve has managed the Kansas and Wisconsin Funds since 2011, and Chris has managed the Missouri Fund since 2011.

How did the Funds perform during the six-month reporting period ending November 30, 2013?

The tables in the Fund Performance, Expense and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for its Class A Shares at net asset value (NAV) for the six-month, one-year, five-year and ten-year periods ending November 30, 2013. Each Fund’s returns are compared with the performance of a corresponding market index and its and Lipper classification average.

During the first part of this reporting period, widespread uncertainty about the next step for the Federal Reserve’s (Fed) quantitative easing program and the potential impact on the economy and financial markets led to increased market volatility. After surprising the market in September 2013 with its decision to wait for additional evidence of an improving economy before making any adjustments to the program, the Fed announced on December 18 (subsequent to the close of this reporting period) that it would begin tapering its monthly bond-buying program by $10 billion (to $75 billion) in January 2014. Political debate over federal spending and headline credit stories involving Detroit and Puerto Rico also contributed to the unsettled environment during this period and prompted an increase in selling by bondholders across the fixed income markets. Although the second half of the period brought some stabilization and a rally in the municipal market, municipal bond prices generally declined for the period as a whole, especially at the longer end of the maturity spectrum, while interest rates rose. During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term and helped us keep our Funds fully invested.

During the six-month period, the Class A Shares at net asset value (NAV) of all six Funds underperformed the benchmark S&P Municipal Bond Index. The Kentucky, Michigan, and Missouri Funds outperformed their respective Lipper

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service (Moody’s), Inc. or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

classification average, while the Kansas and Wisconsin Funds underperformed and the Ohio Fund performed roughly in line. Shareholders should note that the performance of the Lipper Other States classification represents the overall average of returns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful.

What strategies were used to manage the Funds during the six-month reporting period ended November 30, 2013? How did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by Nuveen Asset Management. Our municipal bond portfolios are managed with a value-oriented approach and close input from Nuveen Asset Management’s research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen Kansas and Wisconsin Municipal Bond Funds

The Nuveen Kansas Municipal Bond Fund lagged the S&P Municipal Bond Index during the six-month reporting period, with duration and credit quality positioning the primary factors behind the Fund’s underperformance.

Having a longer duration than the index meant the Fund was more sensitive to rising interest rates. It is worth noting that durations of both the Fund and the index naturally increased in response to higher rates. Furthermore, the Fund was overweight longer term bonds compared with the index, which further curtailed the Fund’s ability to keep pace with the benchmark. As interest rates climbed, the yield curve steepened, meaning that yields on longer term bonds significantly rose and disproportionately more so than yields on shorter-term bonds. This “bear market steepening” is rare, having occurred in only two other quarters since the 1980s.

Recognizing that longer term municipal bonds had suffered to a greater extent, we were hesitant to reduce the Fund’s duration. Had we overreacted to this short term market dislocation, we would have locked in duration-driven losses. Instead, we wanted to preserve the Fund’s ability to participate in a municipal market recovery, which it did in the final months of the period, as rates declined.

The Fund’s credit quality positioning, a relatively large overweighting in BBB-rated bonds detracted from performance versus the index, although this performance impact was skewed by the large negative performance of Puerto Rico bonds compared to other BBB-rated bonds in the market. Nearly all the negative contribution from rating allocation was offset by the positive contribution from credit selection, including the Fund’s Puerto Rico holdings. During the reporting period, we reduced our exposure to Puerto Rico debt, which made up roughly 6% of net assets at the end of the reporting period, down from approximately 9% six months earlier. While these sales tempered the negative impact of our allocation to the territorial issues, our weighting in Puerto Rico nevertheless detracted from the Fund’s results in relative terms. The reduction in the Fund’s Puerto Rico stake in BBB-rated bonds also helps explain why the portfolio allocation to this quality tier declined during the reporting period.

Sector selection provided mixed results, with our overweight in the utility sector, one of the poorest performing groups in the municipal bond market, proving to be a negative factor while an overweight in health care, one of the market’s better performing sectors contributed positively to performance. In addition, the Fund’s selection of health care holdings outpaced similar securities in the index.

The Fund mirrored the overall municipal bond market, in that it incurred investor outflows. In order to meet shareholder redemptions, we took advantage of pockets of strong investor demand to sell some high rated bonds with coupons

6	Nuveen Investments

that were below prevailing rates. Although our purchases were limited during the reporting period, we did find some attractive opportunities in the new issue market that carried higher coupons and allowed us to further diversify the Fund’s holdings across issuers.

Similar to the Kansas Fund, the Wisconsin Fund underperformed the S&P Municipal Bond Index during the reporting period, with the Fund’s duration and credit quality positioning the biggest detractors. Compared with the index, the Fund had a longer duration, meaning it was more sensitive to interest rate changes and, as such, hurt more as rates rose. We note that durations of both the Fund and the index naturally increased in response to higher rates. Additionally, the Fund’s overweight to longer term bonds compared with the index further hampered its relative results. As interest rates rose, the yield curve steepened, meaning that yields on longer term bonds rose far more than those on shorter term bonds, resulting in significant underperformance of longer term securities.

Based on our analysis indicating that longer term municipal bonds were undervalued, we refrained from altering our longer-than-benchmark duration stance and maintained our overweighting in longer term bonds. These decisions proved beneficial in the final months of the reporting period, when the municipal market recovered and rates declined.

As for the Fund’s credit quality positioning, a relatively large overweighting in BBB bonds detracted from performance versus the index. Much of this quality driven underperformance resulted from the Fund’s allocation to BBB-rated Puerto Rico bonds, which came under considerable pressure during the reporting period. Given the extreme scarcity of Wisconsin bonds in previous years, tax-free debt in the state traded at what we believed were unattractive prices. At the same time, we had sometimes found that bonds issued in the U.S. territories of Puerto Rico, Guam and the Virgin Islands had been more attractively valued, which were sources of diversification for the Fund and helped enhance its income.

During the reporting period, however, we reduced our exposure to Puerto Rico bonds, which made up roughly 8% of net assets at the end of the reporting period, down from approximately 19% six months earlier, as we began to grow concerned about an erosion of liquidity and the resulting impact on trading valuations despite a number of positive credit developments. Shareholder redemptions reduced the need for triple-exempt territory paper. Although these sales tempered the negative performance impact of our Puerto Rico allocation, our weighting there nevertheless detracted from results in relative terms. The sale of Puerto Rico securities, many BBB-rated, resulted in a decline in the Fund’s exposure to bonds with that credit rating.

The Fund’s sector positioning had a mixed effect on relative performance. Compared to the national market, this portfolio was overweight in dedicated-tax bonds, one of the best-performing groups. In contrast, our overweight in utilities curtailed results because this group lagged the benchmark. Security selection had a negative effect on relative performance, primarily due to our exposure to inverse floating rate securities (known as inverse floaters). These bonds, whose coupon payments adjust inversely as interest rates change, produced disappointing results as rates climbed.

In addition to sales of Puerto Rico bonds, we also sold some lower coupon Wisconsin bonds, taking advantage of comparatively strong demand for these securities. Our new portfolio additions during the reporting period were focused on new issues which, given their higher coupons, helped enhance the Fund’s yield and further diversify its holdings.

Nuveen Kentucky, Michigan and Ohio Municipal Bond Funds

The Nuveen Kentucky Municipal Bond Fund underperformed the S&P Municipal Bond Index, as the Fund’s results were limited on a relative basis by unfavorable duration positioning, which heightened the Fund’s sensitivity to changes in interest rates. Specifically, the Fund was underweighted in shorter duration bonds, which were less influenced by the

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

negative effects of rising interest rates than their longer dated counterparts. In addition, the Fund had exposure to inverse floating rate securities. These bonds see their coupon income decline when rates go up, and therefore, they lagged during the reporting period.

During a six-month span characterized by considerable risk aversion on the part of investors, bonds with higher credit ratings tended to outperform lower rated securities. This trend modestly hampered results, given our slight overweighting in BBB-rated bonds.

Our sector positioning added value, with the greatest benefit coming from the health care sector. Tempering this advantage, however, was an overweighting in dedicated-tax bonds, which trailed the market and therefore detracted from results. The Fund’s exposure to Puerto Rico bonds, which struggled amid the U.S. territory’s credit challenges, was an additional drawback. Coming into the period, about 7% of the portfolio was held in Puerto Rico bonds. (A portion of this stake, however, was invested in pre-refunded bonds, whose very high credit quality and short maturities insulated them from the region’s troubles.) Our holdings in long dated zero coupon Puerto Rico tobacco-securitization bonds and Puerto Rico Sales Tax Financing Corporation (COFINA) sales tax bonds experienced significant price declines. By the early fall, we had nearly liquidated the Fund’s entire Puerto Rico stake.

In managing the portfolio, we focused on generating the proceeds needed to satisfy investment outflows, which were predominant within the entire municipal bond industry as well as the Fund. Some of the necessary financing was supplied by bond calls. We also sold various pre-refunded bonds from the portfolio, given that the securities’ relatively short maturities and high credit quality made them very liquid amid challenging market conditions. The continued theme behind our selling was to actively reduce exposure to territorial bonds. As previously mentioned, we sold various Puerto Rico securities, including Puerto Rico Aqueduct and Sewer Authority bonds, Puerto Rico Electric Power Authority bonds, COFINA sales-tax issues and zero coupon tobacco-securitization debt. We held only a small allocation of these positions at period end, and were preparing to sell most of our holdings. We also sold most of our holdings in Guam and U.S. Virgin Islands debt. Faced with a choice between selling Kentucky bonds or territorial securities, we selected the latter because we wanted to maintain increased exposure to in-state paper, especially in light of the fact that we believed Kentucky bonds would be more difficult to replace if market conditions shifted in favor of investment inflows. During the reporting period, we reduced the portfolio’s Guam weighting from approximately 5% at the start of the period to 0.5% at its end, while our Virgin Islands allocation declined from 1.1% of the portfolio to 0.5% at the end of the reporting period.

While we were much more active on the selling side, our notable purchases included a new health care bond issue for Catholic Health Initiatives. Because the Fund lacked prior exposure to these securities, the purchase provided valuable additional diversification. Other purchases included two electric utility bond issues and bonds of the University of Louisville.

The Nuveen Michigan Municipal Bond Fund underperformed the S&P Municipal Bond Index, in part because of the portfolio’s duration stance. The Fund was underweighted in short duration investments, which hurt performance in relative terms because these bonds are less sensitive to interest rate changes and therefore fared better than their longer dated counterparts during the reporting period. In particular, the portfolio’s allocation to inverse floaters hurt, as their long durations made them especially vulnerable to higher rates.

In contrast, the Fund’s credit quality and sector positioning proved beneficial. From a ratings standpoint, the Fund was overweighted in AA-rated bonds while underweighted in BBB-rated bonds. Both stances were helpful, given that higher rated credits outperformed lower rated securities amid an environment of heightened risk aversion on the part of

8	Nuveen Investments

investors. Meanwhile, on a sector basis, the Fund’s overweighting in pre-refunded bonds added to results. This category, which consists of debt with very short durations and very high credit quality, was the only segment in the benchmark to generate positive performance during the difficult six month reporting period. Mitigating that positive impact, however, was our relative underweighting in higher education bonds, a category that marginally outperformed the index.

The period’s two major credit challenges involved Detroit, which filed for bankruptcy in July 2013 and U.S. territory Puerto Rico. We were fortunate to have very little exposure to Puerto Rico debt and no exposure in Detroit general obligation (GO) bonds. While the Fund entered the period with a 2% Puerto Rico stake, much of that was held in a pre-refunded bond issue backed by escrowed U.S. government securities. We sold this position during the reporting period, as well as our small holding in Puerto Rico tobacco-securitization debt. At period end, the Fund was 100% invested in Michigan bonds.

While we purposely avoided Detroit GO bonds, we continued to own and, occasionally, bought new bonds of issuers that investors perceived as having a connection to the city’s credit troubles, but which we determined were likely to withstand Detroit’s bankruptcy proceedings with no interruption in their income payments. We maintained the Fund’s stake in Detroit water/sewer bonds, which are backed by a dedicated revenue stream and are independent of the city’s general taxing authority. We also purchased AA-rated Detroit City School District bonds, which, under the School Bond Qualification and Loan Fund, are backed by the full faith and credit of the State of Michigan and some Wayne County (Detroit) airport bonds. In all of these cases, we had confidence in the issuers’ credit quality and believed the bonds were trading at unusually attractive prices, enabling us to add good long term value.

Although we made a few new purchases, the majority of our transactions involved selling bonds to generate the proceeds needed to fund investment outflows. We sold some of the Fund’s pre-refunded debt, as appropriate, because these bonds provided a ready source of liquidity. We also fully eliminated the portfolio’s territorial bond holdings, selling our Guam and U.S. Virgin Islands positions in addition to our Puerto Rico allocation. The remainder of our sales took place across multiple maturity ranges, economic sectors and credit quality segments. This tactic reflected our desire to preserve the portfolio’s essential characteristics, since we liked the Fund’s structure going into the reporting period and were careful to maintain it despite our selling activity.

The Nuveen Ohio Municipal Bond Fund, which underperformed the S&P Municipal Bond Index, was held back by its duration positioning as well. In addition to being underweighted in short term bonds, which outperformed the market, the Fund was overweighted in longer duration issues, which struggled amid difficult market conditions.

From a credit-rating standpoint, the Fund was helped by an overweighting in AA-rated bonds, as higher quality securities generally outperformed lower rated issues during the reporting period. Counterbalancing that positive impact, however, was an allocation to B-rated bonds, which consisted of a single underperforming issue, Buckeye Tobacco Settlement Financing Authority bonds.

Other underperformers that hurt results included inverse floaters, which suffered disproportionately in the face of rising interest rates and zero coupon Puerto Rico COFINA sales-tax bonds. These latter credits were hurt by a combination of their long duration and investors’ mounting concerns about the U.S. territory’s credit quality.

Our purchase activity was relatively limited during the reporting period and consisted of three new health care bonds and a corporate-backed industrial development revenue bond issue for CSX Corporation. We also participated in a very large new bond issue for the Ohio Turnpike over the summer.

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

In terms of bond sales, we actively reduced exposure to U.S. territorial paper, which we saw as a good source of liquidity to satisfy the shareholder redemptions that proliferated during the six month reporting period. We completely eliminated the Fund’s Puerto Rico allocation, and we trimmed our exposure to Guam bonds, which made up just over 1% of the portfolio at period end. (Bonds issued by U.S. territories are tax-exempt for investors in all 50 states.) We also sold certain pre-refunded and lower coupon bonds.

Nuveen Missouri Municipal Bond Fund

During the six-month reporting period, the Missouri Municipal Bond Fund underperformed the S&P Municipal Bond Index. The bulk of the Fund’s underperformance stemmed from its longer duration, meaning it was more sensitive to interest rate changes than the benchmark, hampering its ability to keep up with the index as interest rates rose. The Fund’s longer overall duration was due to its overweight in long duration bonds, which underperformed shorter duration securities, in which we had an underweight. This yield curve positioning detracted from relative results given that longer term bonds suffered disproportionately as rates climbed.

It is noteworthy that the durations of the Fund and the benchmark extended during the reporting period, as tends to happen when rates are increasing. In light of our commitment to maintaining the Fund’s income stream and also based on our analysis that longer term bonds were undervalued, we were hesitant to sell many long duration bonds or shorten the portfolio’s duration, a strategy that ultimately added to relative performance late in the reporting period, when rates drifted lower.

Overall, credit quality positioning, sector positioning and security selection were mostly neutral factors for relative performance. However, the Fund’s exposure to Puerto Rico bonds, which are free from income taxes nationwide, was a negative. Puerto Rico holdings performed poorly, especially those with longer maturities. During the reporting period, we reduced our exposure to Puerto Rico debt to just over 3%, down from slightly under 6% six months earlier.

As with the municipal bond mutual funds market, the Fund experienced shareholder redemptions, requiring us to sell some securities. On some occasions, we were able to take advantage of pockets of strong demand by individual investors to sell securities that were structured in a specific manner. For instance, we sold some bonds with lower or below market coupons at prices we believed were advantageous. We also frequently sold very short maturity holdings or utilized proceeds from called or maturing bonds.

Although our transaction activity was weighted toward the sell side, we made some notable purchases and added a number of higher coupon bonds. In doing so, our goal was to enhance the Fund’s income stream. We also participated in the new-issue market, buying securities across the investment grade ratings spectrum whose yields were typically higher than we had previously seen for comparable securities in several years. In this category, we added names such as Metropolitan St. Louis Sewer District, Bi-State Development Agency, University of Central Missouri and St. Louis College of Pharmacy.

An Update Regarding Detroit and Puerto Rico

During this reporting period, two credit situations weighed on the municipal market. It is important to note that, while these situations received much attention from the media, they represented isolated events. On July 18, 2013, the City of Detroit filed for Chapter 9 bankruptcy. Detroit, burdened by decades of population loss, declines in the auto manufacturing industry, and significant tax base deterioration, has been under severe financial stress for an extended period. Detroit’s bankruptcy filing will likely be a lengthy one, given the complexity of its debt portfolio, number of creditors, numerous union contracts, and significant legal questions that must be addressed.

10	Nuveen Investments

Another factor affecting the Funds’ holdings was the downgrade of debt issued by Puerto Rico. In 2012, Moody’s downgraded Puerto Rico general obligation (GO) bonds to Baa3 from Baa1, COFINA senior sales tax revenue bonds to Aa3 from Aa2, and COFINA subordinate sales tax revenue bonds to A3 from A1. In October 2013, Moody’s further downgraded the COFINA senior sales tax bonds to A2, while affirming the subordinate bonds at A3. On November 14, 2013, Fitch Ratings announced that it was placing the majority of Puerto Rico issuance—with the exception of the COFINA bonds—on negative credit watch, which implies that another downgrade may be likely. While Fitch currently rates Puerto Rico issuance at BBB-, it affirmed the ratings on COFINA bonds at AA- for the senior bonds and A+ for the subordinate bonds, with stable outlooks. On December 11, 2013 (subsequent to the close of this reporting period), Moody’s announced that it also had placed its Baa3 rating on Puerto Rico GOs (and other Puerto Rico issues linked to the GO rating) on review for downgrade. These downgrades were based on Puerto Rico’s ongoing economic problems and, in the case of the COFINA bonds, the impact of these problems on the projected growth of sales tax revenues. However, the COFINA bonds were able to maintain a higher credit rating than the GOs because, unlike the revenue streams supporting some Puerto Rican issues, the sales taxes supporting the COFINA bonds cannot be diverted and used to support Puerto Rico’s GO bonds. For the six-month reporting period ended November 30, 2013, Puerto Rico paper underperformed the municipal market as a whole.

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Risk Considerations and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than their original investment and also increases the Funds’ exposure to volatility and interest rate risk.

Dividend Information

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of November 30, 2013, all six Funds had positive UNII balances for tax purposes, based upon our best estimate, and positive UNII balances for financial reporting purposes.

12	Nuveen Investments

Fund Performance, Expense and Effective Leverage Ratios

The Fund Performance, Expense and Effective Leverage Ratios for each Fund are shown on the following six pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital. The effective leverage ratio shown is the amount of investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

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Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen Kansas Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(4.96)%	(6.65)%	6.26%	4.09%
Class A Shares at maximum Offering Price	(8.99)%	(10.60)%	5.35%	3.64%
S&P Municipal Bond Index*	(2.73)%	(3.57)%	6.57%	4.44%
Lipper Other States Municipal Debt Funds Classification Average*	(4.59)%	(6.06)%	5.66%	3.40%

Class C Shares	(5.24)%	(7.26)%	5.68%	3.51%
Class I Shares	(4.92)%	(6.50)%	6.48%	4.29%

Average Annual Total Returns as of December 31, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(1.94)%	(5.02)%	6.33%	3.97%
Class A Shares at maximum Offering Price	(6.08)%	(9.00)%	5.41%	3.52%
Class C Shares	(2.23)%	(5.55)%	5.75%	3.40%
Class I Shares	(1.91)%	(4.87)%	6.53%	4.18%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Expense Ratios	0.84%	1.39%	0.64%

Effective Leverage Ratio as of November 30, 2013

Effective Leverage Ratio	6.74%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

14	Nuveen Investments

Nuveen Kentucky Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(3.88)%	(4.98)%	5.80%	3.88%
Class A Shares at maximum Offering Price	(7.88)%	(8.97)%	4.90%	3.44%
S&P Municipal Bond Index*	(2.73)%	(3.57)%	6.57%	4.44%
Lipper Other States Municipal Debt Funds Classification Average*	(4.59)%	(6.06)%	5.66%	3.40%

Class C Shares	(4.07)%	(5.49)%	5.21%	3.32%
Class I Shares	(3.78)%	(4.77)%	5.99%	4.08%

Average Annual Total Returns as of December 31, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.90)%	(3.76)%	5.82%	3.77%
Class A Shares at maximum Offering Price	(5.08)%	(7.79)%	4.91%	3.33%
Class C Shares	(1.18)%	(4.28)%	5.25%	3.20%
Class I Shares	(0.79)%	(3.55)%	6.03%	3.97%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Expense Ratios	0.78%	1.33%	0.58%

Effective Leverage Ratio as of November 30, 2013

Effective Leverage Ratio	6.86%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	15

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen Michigan Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(3.85)%	(4.69)%	5.90%	3.91%
Class A Shares at maximum Offering Price	(7.92)%	(8.69)%	4.99%	3.47%
S&P Municipal Bond Index*	(2.73)%	(3.57)%	6.57%	4.44%
Lipper Other States Municipal Debt Funds Classification Average*	(4.59)%	(6.06)%	5.66%	3.40%

Class C Shares	(4.22)%	(5.30)%	5.30%	3.34%
Class I Shares	(3.83)%	(4.50)%	6.10%	4.12%

Average Annual Total Returns as of December 31, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(1.16)%	(4.00)%	5.55%	3.82%
Class A Shares at maximum Offering Price	(5.33)%	(8.01)%	4.65%	3.38%
Class C Shares	(1.45)%	(4.61)%	4.95%	3.24%
Class I Shares	(1.06)%	(3.88)%	5.75%	4.02%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Expense Ratios	0.81%	1.36%	0.61%

Effective Leverage Ratio as of November 30, 2013

Effective Leverage Ratio	3.80%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

16	Nuveen Investments

Nuveen Missouri Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(3.82)%	(4.48)%	7.13%	4.21%
Class A Shares at maximum Offering Price	(7.82)%	(8.51)%	6.21%	3.77%
S&P Municipal Bond Index*	(2.73)%	(3.57)%	6.57%	4.44%
Lipper Other States Municipal Debt Funds Classification Average*	(4.59)%	(6.06)%	5.66%	3.40%

Class C Shares	(4.10)%	(5.08)%	6.54%	3.64%
Class I Shares	(3.63)%	(4.28)%	7.33%	4.42%

Average Annual Total Returns as of December 31, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.81)%	(3.53)%	7.27%	4.10%
Class A Shares at maximum Offering Price	(5.01)%	(7.59)%	6.35%	3.65%
Class C Shares	(1.09)%	(4.05)%	6.69%	3.54%
Class I Shares	(0.70)%	(3.32)%	7.49%	4.31%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Expense Ratios	0.79%	1.34%	0.59%

Effective Leverage Ratio as of November 30, 2013

Effective Leverage Ratio	0.53%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	17

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen Ohio Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(4.01)%	(4.82)%	5.94%	4.01%
Class A Shares at maximum Offering Price	(8.02)%	(8.83)%	5.03%	3.57%
S&P Municipal Bond Index*	(2.73)%	(3.57)%	6.57%	4.44%
Lipper Ohio Municipal Debt Funds Classification Average*	(3.99)%	(5.48)%	5.36%	3.39%

Class B Shares w/o CDSC	(4.33)%	(5.56)%	5.16%	3.39%
Class B Shares w/CDSC	(9.03)%	(9.22)%	5.00%	3.39%
Class C Shares	(4.23)%	(5.38)%	5.37%	3.45%
Class I Shares	(3.85)%	(4.64)%	6.16%	4.22%

Average Annual Total Returns as of December 31, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.71)%	(4.13)%	5.78%	3.90%
Class A Shares at maximum Offering Price	(4.85)%	(8.15)%	4.87%	3.45%
Class B Shares w/o CDSC	(1.02)%	(4.81)%	4.98%	3.27%
Class B Shares w/CDSC	(5.89)%	(8.49)%	4.81%	3.27%
Class C Shares	(0.92)%	(4.62)%	5.20%	3.33%
Class I Shares	(0.54)%	(3.88)%	6.00%	4.10%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class B	Class C	Class I
Expense Ratios	0.79%	1.54%	1.34%	0.59%

Effective Leverage Ratio as of November 30, 2013

Effective Leverage Ratio	10.09%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

18	Nuveen Investments

Nuveen Wisconsin Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(6.11)%	(7.56)%	6.05%	3.71%
Class A Shares at maximum Offering Price	(10.03)%	(11.44)%	5.14%	3.26%
S&P Municipal Bond Index*	(2.73)%	(3.57)%	6.57%	4.44%
Lipper Other States Municipal Debt Funds Classification Average*	(4.59)%	(6.06)%	5.66%	3.40%

Class C Shares	(6.37)%	(8.06)%	5.48%	3.13%
Class I Shares	(6.07)%	(7.50)%	6.26%	3.89%

Average Annual Total Returns as of December 31, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(2.59)%	(6.29)%	5.74%	3.55%
Class A Shares at maximum Offering Price	(6.67)%	(10.25)%	4.84%	3.11%
Class C Shares	(2.86)%	(6.80)%	5.15%	2.99%
Class I Shares	(2.46)%	(6.06)%	5.94%	3.76%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Expense Ratios	0.84%	1.39%	0.65%

Effective Leverage Ratio as of November 30, 2013

Effective Leverage Ratio	5.25%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	19

Yields November 30, 2013

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen Kansas Municipal Bond Fund

	Share Class
	Class A1	Class C	Class I
Dividend Yield	3.61%	3.20%	3.99%
SEC 30-Day Yield	3.50%	3.10%	3.85%
Taxable-Equivalent Yield[2]	5.11%	4.53%	5.62%

Nuveen Kentucky Municipal Bond Fund

	Share Class
	Class A1	Class C	Class I
Dividend Yield	3.62%	3.21%	4.00%
SEC 30-Day Yield	2.72%	2.29%	3.04%
Taxable-Equivalent Yield[3]	4.02%	3.38%	4.49%

Nuveen Michigan Municipal Bond Fund

	Share Class
	Class A1	Class C	Class I
Dividend Yield	3.89%	3.52%	4.28%
SEC 30-Day Yield	3.35%	2.97%	3.70%
Taxable-Equivalent Yield[4]	4.86%	4.31%	5.37%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.5%.

3	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.3%.

4	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.1%.

20	Nuveen Investments

Nuveen Missouri Municipal Bond Fund

	Share Class
	Class A1	Class C	Class I
Dividend Yield	3.87%	3.49%	4.26%
SEC 30-Day Yield	3.09%	2.68%	3.43%
Taxable-Equivalent Yield[2]	4.56%	3.96%	5.07%

Nuveen Ohio Municipal Bond Fund

	Share Class
	Class A1	Class B	Class C	Class I
Dividend Yield	3.97%	3.38%	3.55%	4.31%
SEC 30-Day Yield	3.12%	2.47%	2.70%	3.45%
Taxable-Equivalent Yield[3]	4.58%	3.63%	3.96%	5.07%

Nuveen Wisconsin Municipal Bond Fund

	Share Class
	Class A1	Class C	Class I
Dividend Yield	3.85%	3.48%	4.25%
SEC 30-Day Yield	3.41%	3.01%	3.77%
Taxable-Equivalent Yield[4]	5.08%	4.49%	5.62%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.3%.

3	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.9%.

4	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.9%.

Nuveen Investments	21

Holding Summaries November 30, 2013

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Kansas Municipal Bond Fund

Bond Credit Quality1,2,3

AAA/U.S. Guaranteed	13.6%
AA	30.7%
A	27.1%
BBB	13.5%
BB or Lower	4.0%
N/R	10.4%

Portfolio Composition1,4

Tax Obligation/Limited	24.7%
Health Care	24.4%
Tax Obligation/General	14.1%
Utilities	11.4%
U.S. Guaranteed	8.4%
Long-Term Care	6.1%
Other	10.9%

Nuveen Kentucky Municipal Bond Fund

Bond Credit Quality1,2,3

AAA/U.S. Guaranteed	14.0%
AA	44.1%
A	30.0%
BBB	6.9%
BB or Lower	0.7%
N/R	0.8%

Portfolio Composition1,4

Tax Obligation/Limited	22.9%
Health Care	22.2%
Utilities	17.9%
Water and Sewer	12.5%
U.S. Guaranteed	9.6%
Education and Civic Organizations	7.1%
Other	7.8%

1	Holdings are subject to change.

2	Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

3	As a percentage of total investment exposure. Refer to the Glossary of Terms used in this Report for further information.

4	As a percentage of total investments.

22	Nuveen Investments

Nuveen Michigan Municipal Bond Fund

Bond Credit Quality[1,2,3]
AAA/U.S. Guaranteed	12.8%
AA	51.1%
A	24.6%
BBB	1.5%
BB or Lower	7.0%
N/R	0.6%

Portfolio Composition[1,4]
Tax Obligation/General	32.4%
Water and Sewer	16.6%
Health Care	14.8%
Tax Obligation/Limited	8.7%
U.S. Guaranteed	7.7%
Utilities	6.5%
Consumer Staples	5.3%
Other	8.0%

Nuveen Missouri Municipal Bond Fund

Bond Credit Quality[1,2,3]
AAA/U.S. Guaranteed	12.8%
AA	27.7%
A	30.6%
BBB	19.6%
BB or Lower	0.3%
N/R	8.4%

Portfolio Composition[1,4]
Health Care	23.2%
Tax Obligation/Limited	20.3%
Tax Obligation/General	11.8%
Education and Civic Organizations	10.4%
U.S. Guaranteed	8.0%
Long-Term Care	7.8%
Water and Sewer	6.6%
Other	11.9%

1	Holdings are subject to change.

2	Percentages may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

3	As a percentage of total investment exposure. Refer to the Glossary of Terms used in this Report for further information.

4	As a percentage of total investments.

Nuveen Investments	23

Holding Summaries November 30, 2013 (continued)

Nuveen Ohio Municipal Bond Fund

Bond Credit Quality1,2,3

AAA/U.S. Guaranteed	15.0%
AA	47.5%
A	22.5%
BBB	6.8%
BB or Lower	5.7%
N/R	1.0%

Portfolio Composition1,4

Tax Obligation/Limited	19.0%
Health Care	17.9%
Tax Obligation/General	14.1%
U.S. Guaranteed	12.5%
Water and Sewer	9.6%
Utilities	6.5%
Transportation	5.8%
Other	14.6%

Nuveen Wisconsin Municipal Bond Fund

Bond Credit Quality1,2,3

AAA/U.S. Guaranteed	10.5%
AA	28.4%
A	31.5%
BBB	20.4%
BB or Lower	3.4%
N/R	5.8%

Portfolio Composition1,4

Tax Obligation/Limited	42.7%
Health Care	17.4%
Education and Civic Organizations	8.8%
U.S. Guaranteed	7.4%
Housing/Multifamily	4.9%
Other	18.8%

1	Holdings are subject to change.

2	Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

3	As a percentage of total investment exposure. Refer to the Glossary of Terms used in this Report for further information.

4	As a percentage of total investments.

24	Nuveen Investments

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Kansas Municipal Bond Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (6/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$950.40	$947.60	$950.80	$1,020.91	$1,018.15	$1,021.91
Expenses Incurred During Period	$4.06	$6.74	$3.08	$4.20	$6.98	$3.19

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .83%, 1.38% and .63% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Kentucky Municipal Bond Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (6/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$961.20	$959.30	$962.20	$1,021.11	$1,018.35	$1,022.11
Expenses Incurred During Period	$3.88	$6.58	$2.90	$4.00	$6.78	$2.99

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .79%, 1.34% and .59% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Investments	25

Expense Examples (continued)

Nuveen Michigan Municipal Bond Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (6/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$961.50	$957.80	$961.70	$1,020.81	$1,018.05	$1,021.81
Expenses Incurred During Period	$4.18	$6.87	$3.20	$4.31	$7.08	$3.29

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .85%, 1.40% and .65% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Missouri Municipal Bond Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (6/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$961.80	$959.00	$963.70	$1,021.06	$1,018.30	$1,022.06
Expenses Incurred During Period	$3.93	$6.63	$2.95	$4.05	$6.83	$3.04

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .80%, 1.35% and .60% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Ohio Municipal Bond Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (6/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$959.90	$956.70	$957.70	$961.50	$1,021.01	$1,017.25	$1,018.25	$1,022.01
Expenses Incurred During Period	$3.98	$7.65	$6.67	$3.00	$4.10	$7.89	$6.88	$3.09

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .81%, 1.56%, 1.36% and .61% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Wisconsin Municipal Bond Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (6/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$938.90	$936.30	$939.30	$1,020.66	$1,017.90	$1,021.66
Expenses Incurred During Period	$4.28	$6.94	$3.31	$4.46	$7.23	$3.45

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .88%, 1.43% and .68% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

26	Nuveen Investments

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Kansas Municipal Bond Fund

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 103.9%

	MUNICIPAL BONDS – 103.9%

	Consumer Staples – 0.7%

$1,535	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	4/14 at 100.00	BBB	$1,340,147

	Education and Civic Organizations – 4.5%

1,200	Kansas Development Finance Authority, Board of Regents, Revenue Bonds, Kansas State University Housing System, Series 2005A, 5.000%, 4/01/22 – NPFG Insured	4/15 at 100.00	Aa3	1,268,436

675	Kansas Development Finance Authority, Revenue Bonds, Kansas Board of Regents Univeristy of Kansas Medical Center Research Institute, Series 2010N, 5.000%, 4/01/29	4/20 at 100.00	Aa1	713,981

5,545	Kansas Independent College Finance Authority, Educational Facilities Revenue Bonds, Tabor College Project, Series 2013, 5.800%, 3/01/37	3/20 at 100.00	N/R	5,150,972

510	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Fin Authority, Higher Ed Rev and Rev Refunding Bonds, University of the Sacred Heart Project, Series 2012, 4.375%, 10/01/31	No Opt. Call	BBB	343,016

1,750	Topeka, Kansas, Economic Development Revenue Bonds, YMCA Project, Refunding Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	N/R	1,732,955
9,680	Total Education and Civic Organizations			9,209,360

	Health Care – 25.3%

8,650	Kansas Development Finance Authority Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.750%, 11/15/38 (UB)	11/19 at 100.00	AA	9,289,062

2,400	Kansas Development Finance Authority Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009D, 5.000%, 11/15/29 (UB)	11/17 at 100.00	AA	2,518,728

1,680	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L, 5.000%, 11/15/20	11/15 at 100.00	A2	1,806,554

3,950	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2010Q, 5.000%, 5/15/35	5/19 at 100.00	A2	3,978,993

5,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, KU Health System, Series 2011H, 5.125%, 3/01/39	3/20 at 100.00	A+	5,036,850

2,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2008F, 5.375%, 11/15/28	11/17 at 100.00	A2	2,071,240

3,715	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2011F, 5.250%, 11/15/29	11/19 at 100.00	A2	3,854,275

2,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2013J, 5.000%, 11/15/38	11/22 at 100.00	A2	1,981,660

	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A:
1,010	5.000%, 1/01/20	No Opt. Call	AA–	1,165,338
1,000	5.000%, 1/01/23	1/20 at 100.00	AA–	1,093,050
1,515	5.000%, 1/01/40 (UB) (4)	1/20 at 100.00	AA–	1,518,878

1,750	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation Tender Option Bond Trust 4153, 17.994%, 1/01/18 (IF) (4)	No Opt. Call	AA–	1,767,903

3,250	Labette County Medical Center, Kansas, Revenue Bonds, Series 2007A, 5.750%, 9/01/37	9/17 at 100.00	N/R	3,034,688

	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Refunding Series 2006:
2,500	5.125%, 7/01/26	7/16 at 100.00	A1	2,550,550
500	5.125%, 7/01/36	7/16 at 100.00	A1	501,535

3,000	Manhattan, Kansas, Hospital Revenue Bonds, Mercy Regional Health Center, Inc., Refunding Series 2013, 5.000%, 11/15/29	11/22 at 100.00	A	3,092,820

3,000	Neosho County, Kansas, Hospital Revenue Bonds, Neosho Memorial Regional Medical Center, Series 2006A, 5.150%, 9/01/31	9/14 at 100.00	N/R	3,004,710

Nuveen Investments	27

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Kansas Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,000	Olathe, Kansas, Health Facilities Revenue Bonds, Olathe Medical Center, Series 2010A, 5.000%, 9/01/30	9/19 at 100.00	A+	$1,019,200

1,500	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series 2011A, 6.000%, 7/01/33	7/21 at 100.00	A–	1,415,895

750	Salina, Kansas, Hospital Revenue Bonds, Salina Regional Medical Center, Series 2006, 4.625%, 10/01/31	4/16 at 100.00	A1	740,093
50,170	Total Health Care			51,442,022

	Housing/Multifamily – 1.0%

1,000	Puerto Rico Housing Finance Authority, Subordinate Lien Capital Fund Program Revenue Bonds, Modernization Series 2008, 5.125%, 12/01/27	12/18 at 100.00	A+	1,004,990

940	Sedgwick and Shawnee Counties, Kansas, Mortgage Backed Securities Program Single Family Mortgage Revenue Bonds, Series 2006A6, 5.550%, 6/01/38 (Alternative Minimum Tax)	6/16 at 103.00	Aaa	978,672
1,940	Total Housing/Multifamily			1,983,662

	Housing/Single Family – 0.0%

45	Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 1997A-1, 6.950%, 6/01/29 (Alternative Minimum Tax)	No Opt. Call	Aaa	47,684

	Long-Term Care – 6.3%

3,125	Kansas Development Finance Authority, Revenue Bonds, Lifespace Communities, Inc., Refunding Series 2010S, 5.000%, 5/15/30	5/20 at 100.00	A	3,099,000

	Lenexa, Kansas, Health Care Facilities Revenue Bonds, Lakeview Village Inc, Refunding & Improvement Series 2007:
1,270	5.125%, 5/15/16	No Opt. Call	N/R	1,292,200
1,100	5.500%, 5/15/39	5/17 at 100.00	N/R	957,803

2,030	Manhattan Health Care Facility Revenue Bonds, Kansas, Meadowlarks Hills Retirement, Series 2007B, 5.125%, 5/15/42	5/14 at 103.00	N/R	1,717,888

2,000	Olathe, Kansas, Senior Living Facility Revenue Bonds, Aberdeen Village Inc, Refunding Series 2005A, 5.600%, 5/15/28	2/14 at 100.00	N/R	1,852,600

1,540	Olathe, Kansas, Senior Living Facility Revenue Bonds, Catholic Care Campus Santa Marta, Series 2006A, 6.000%, 11/15/38	11/16 at 100.00	N/R	1,471,039

2,500	Wichita, Kansas, Health Care Facilities Revenue Bonds, Presbyterian Manors, Series 2013IV-A, 6.375%, 5/15/43	5/23 at 100.00	AA	2,469,625
13,565	Total Long-Term Care			12,860,155

	Tax Obligation/General – 14.6%

2,000	Allen County, Kansas Public Building Commission Revenue Bonds, Allen County Hospital Project, Series 2012, 5.150%, 12/01/36	12/22 at 100.00	A	1,998,660

1,500	Anderson County, Kansas, General Obligation Bonds, Refunding and Improvent Series 2013A, 5.000%, 8/01/33 – AGM Insured	8/23 at 100.00	AA–	1,582,290

2,500	Butler and Sedgwick Counties Unified School District 385, Andover, Kansas, General Obligation Refunding and Improvement Bonds, Series 2000, 6.000%, 9/01/16 – AGM Insured	No Opt. Call	AA–	2,855,250

65	Cowley County Unified School District 465, Winfield, Kansas, General Obligation Bonds, Series 2003, 5.250%, 10/01/23 – NPFG Insured	4/14 at 100.00	A	65,202

2,000	Guam, General Obligation Bonds, Series 2007A, 5.000%, 11/15/23	11/17 at 100.00	BB–	1,967,640

3,000	Johnson and Miami Counties Unified School District 230, Kansas, General Obligation Bonds, Series 2011A, 5.250%, 9/01/28	9/21 at 100.00	Aa3	3,289,650

2,250	Johnson County Unified School District 229, Blue Valley, Kansas, General Obligation Bonds, Series 2012A, 5.000%, 10/01/23 – NPFG Insured	10/22 at 100.00	Aaa	2,651,535

	Johnson County Unified School District 231, Gardner, Edgerton and Antioch, Kansas, General Obligation Bonds, Refunding & Improvement Series 2012A:
2,000	5.000%, 10/01/23	10/22 at 100.00	A+	2,263,240
2,200	5.000%, 10/01/28	10/23 at 100.00	A+	2,358,862

2,425	Puerto Rico Government Development Bank, Senior Note Revenue Bonds, Senior Notes, Series 2006C, 5.250%, 1/01/15 (Alternative Minimum Tax)	No Opt. Call	BBB–	2,324,872

1,000	Puerto Rico, General Obligation Bonds, Public Improvement, Refunding Series 2011C, 6.500%, 7/01/40	7/21 at 100.00	BBB–	786,880

3,030	Puerto Rico, General Obligation Bonds, Public Improvement, Refunding Series 2012A, 5.000%, 7/01/41	7/22 at 100.00	BBB–	2,063,703

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,000	Sedgwick County Unified School District 260, Kansas, General Obligation Bonds, Refunding & School Improvement Series 2012, 5.000%, 10/01/30	10/22 at 100.00	AA–	$1,079,970

3,000	Sedgwick County Unified School District 262, Kansas, General Obligation Bonds, Series 2008, 5.000%, 9/01/23 – AGC Insured	9/18 at 100.00	AA–	3,400,710

500	Unified School District 470, Cowley County, Kansas, General Obligation Bonds, Series 2008A, 5.500%, 9/01/21 – AGM Insured	9/18 at 100.00	AA–	579,465

390	Wyandotte County Unified School District 203, Piper, Kansas, General Obligation Bonds, Series 2008B, 5.500%, 9/01/28	9/18 at 100.00	AA–	439,585
28,860	Total Tax Obligation/General			29,707,514

	Tax Obligation/Limited – 25.7%

1,000	Dodge City, Kansas, Sales Tax Revenue Bonds, Series 2009, 5.000%, 6/01/34 – AGC Insured	6/19 at 100.00	AA–	1,058,090

875	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	873,023

1,115	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34	12/19 at 100.00	BBB+	1,157,916

	Johnson County Public Building Commission, Kansas, Lease Purchase Revenue Bonds, Series 2011A:
1,820	4.000%, 9/01/25	9/20 at 100.00	AAA	1,917,170
2,020	4.000%, 9/01/26	9/20 at 100.00	AAA	2,107,405
1,625	4.000%, 9/01/27	9/20 at 100.00	AAA	1,676,724
1,220	4.125%, 9/01/28	9/20 at 100.00	AAA	1,257,552
1,270	4.250%, 9/01/29	9/20 at 100.00	AAA	1,312,126

1,200	Kansas Development Finance Authority, Athletic Facilities Revenue Bonds, K-State Athletics Inc Project, Series 2011-A1, 5.000%, 7/01/28	7/16 at 100.00	A1	1,273,800

	Kansas Development Finance Authority, Athletic Facilities Revenue Bonds, K-State Athletics, Inc., Project, Series 2012B-1:
1,750	5.000%, 7/01/30	7/17 at 100.00	A1	1,849,068
1,855	5.000%, 7/01/32	7/17 at 100.00	A1	1,925,305

365	Kansas Development Finance Authority, Board of Regents, Revenue Bonds, Scientific Research and Development Facilities Projects, Series 2003C, 5.000%, 10/01/23 – AMBAC Insured	4/14 at 101.50	AA	373,734

1,665	Kansas Development Finance Authority, K-State Olathe Innovation Campus Inc., Johnson County Sales Tax Revenue Bonds, Series 2009L, 5.000%, 9/01/39	9/19 at 100.00	AA	1,746,252

3,910	Kansas Development Finance Authority, Revenue Bonds, Department of Administration, Comprehensive Transportation Program, Series 2006A, 5.000%, 11/01/23 – FGIC Insured	11/16 at 100.00	AA	4,360,784

	Kansas Development Finance Authority, Revenue Bonds, Department of Commerce Impact Program, Series 2011K:
4,900	5.000%, 12/01/20	12/19 at 100.00	AA	5,397,791
2,605	4.000%, 12/01/22	12/19 at 100.00	AA	2,693,544

40	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2001W, 5.000%, 10/01/17 – NPFG Insured	2/15 at 100.00	AA	40,156

5,000	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.250%, 1/01/32 – AMBAC Insured	1/17 at 100.00	BB+	4,678,200

	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010:
510	5.200%, 4/01/20	No Opt. Call	BBB	562,668
2,350	5.900%, 4/01/32	4/20 at 100.00	BBB	2,464,821

2,675	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate Project, Series 2012, 6.000%, 12/15/32	No Opt. Call	N/R	2,370,211

1,000	Puerto Rico Government Development Bank, Senior Note Revenue Bonds, Senior Notes, Series 2006C, 5.250%, 1/01/15	No Opt. Call	BBB–	999,860

1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	741,520

1,535	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.250%, 8/01/41	8/20 at 100.00	A+	1,127,365

5,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32	No Opt. Call	BBB+	4,845,450

1,150	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	1,159,108

Nuveen Investments	29

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Kansas Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$3,235	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB+	$2,165,962
52,690	Total Tax Obligation/Limited			52,135,605

	Transportation – 1.4%

1,750	Kansas Turnpike Authority, Revenue Bonds, Series 2012A, 4.000%, 9/01/26 – AGM Insured	9/20 at 100.00	AA–	1,814,960

945	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	936,249
2,695	Total Transportation			2,751,209

	U.S. Guaranteed – 8.7% (5)

2,000	Butler County Unified School District 402, Kansas, General Obligation Bonds, Series 2008A, 5.125%, 9/01/32 (Pre-refunded 9/01/18) – AGC Insured	9/18 at 100.00	A1 (5)	2,314,240

1,140	Kansas Development Finance Authority, Lease Revenue Bonds, Department of Administration, State Capitol Restoration Project, Series 2004G-1, 5.125%, 4/01/21 (Pre-refunded 4/01/14) – NPFG Insured	4/14 at 100.00	AA (5)	1,159,186

1,155	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2004A, 5.000%, 4/01/22 (Pre-refunded 4/01/14) – FGIC Insured	4/14 at 101.00	AA (5)	1,185,492

4,000	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2011A-IV, 5.000%, 11/15/29 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R (5)	4,794,080

1,010	Wichita, Kansas, Revenue Bonds, CSJ Health System of Wichita, Inc., Series 1985-XXV, 7.200%, 10/01/15 (ETM)	5/14 at 100.00	A+ (5)	1,041,967

1,695	Wyandotte County Unified School District 203, Piper, Kansas, General Obligation Bonds, Series 2008B, 5.500%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (5)	2,035,949

	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Series 2004B:
1,000	5.000%, 9/01/24 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 100.00	AA–(5)	1,036,490
4,000	5.000%, 9/01/32 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 100.00	AA–(5)	4,145,960
16,000	Total U.S. Guaranteed			17,713,364

	Utilities – 11.8%

3,000	Burlington, Kansas, Environmental Improvement Revenue Bonds, Kansas City Power and Light Company, Series 2005, 4.650%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	BBB	2,930,730

2,235	Burlington, Kansas, Pollution Control Revenue Bonds, Kansas Gas and Electric Company, Refunding Series 2004A, 5.300%, 6/01/31 – NPFG Insured	6/14 at 100.00	A	2,244,722

1,500	Kansas Municipal Energy Agency, Power Project Revenue Bonds, Jameson Energy Center Project, Series 2013, 5.750%, 7/01/38	7/23 at 100.00	A–	1,587,135

	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series 2012A:
1,395	5.000%, 12/01/22	No Opt. Call	Baa1	1,501,885
1,265	5.000%, 12/01/23	12/22 at 100.00	Baa1	1,340,217
2,575	5.000%, 12/01/31	12/20 at 100.00	Baa1	2,581,026

2,300	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/32	No Opt. Call	A3	2,199,030

2,500	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding Series 2012A, 5.000%, 9/01/32	9/22 at 100.00	A+	2,609,700

	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Series 2009A:
1,075	5.000%, 9/01/29 – BHAC Insured	3/19 at 100.00	AA+	1,154,410
3,000	5.250%, 9/01/34 – BHAC Insured	3/19 at 100.00	AA+	3,215,640

1,535	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Series 2011A, 5.000%, 9/01/28	9/21 at 100.00	A+	1,640,623

1,000	Wynadotte County-Kansas City Unified Government, Kansas, Industrial Revenue Bonds, Board of Public Utilities Office Building Complex, Series 2001, 5.000%, 5/01/21 – NPFG Insured	5/14 at 100.00	A	1,003,620
23,380	Total Utilities			24,008,738

	Water and Sewer – 3.9%

2,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2005, 5.875%, 7/01/35	7/15 at 100.00	Ba1	2,012,660

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$2,000	Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Refunding Series 2011A, 5.000%, 10/01/28	10/21 at 100.00	AA–	$2,194,320

2,500	Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Series 2009A, 5.000%, 10/01/39	10/19 at 100.00	AA–	2,595,921

1,000	Wyandotte County/Kansas City Unified Government Board of Utilities, Kansas, Utility System Revenue Bonds, Series 2012B, 5.000%, 9/01/37	No Opt. Call	A+	1,025,590
7,500	Total Water and Sewer			7,828,491
$208,060	Total Long-Term Investments (cost $208,381,916)			211,027,951

	Floating Rate Obligations – (4.6)%			(9,420,000)
	Other Assets Less Liabilities – 0.7%			1,533,669
	Net Assets – 100%			$203,141,620

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	31

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Kentucky Municipal Bond Fund

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 97.9%

	MUNICIPAL BONDS – 97.9%

	Consumer Staples – 0.4%

$25,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.000%, 5/15/50	5/15 at 11.19	BB–	$1,467,250

	Education and Civic Organizations – 7.0%

1,000	Campbellsville, Kentucky, Revenue Bonds, Campbellsville University, Series 2005, 5.700%, 3/01/34	3/15 at 100.00	N/R	1,003,800

830	Eastern Kentucky University, General Receipts Bonds, Refunding Series 2012A, 5.000%, 4/01/20	No Opt. Call	Aa3	954,201

1,000	Kentucky Asset/Liability Commission, General Receipts Revenue Bonds, University of Kentucky, Series 2005, 5.000%, 10/01/16 – FGIC Insured	10/15 at 100.00	Aa2	1,082,310

	Kentucky Asset/Liability Commission, General Receipts Revenue Bonds, University of Kentucky, Series 2007A:
1,645	5.000%, 10/01/20 – AMBAC Insured	10/17 at 100.00	Aa2	1,875,629
2,675	5.000%, 10/01/21 – AMBAC Insured	10/17 at 100.00	Aa2	3,042,973
4,435	5.000%, 10/01/22 – AMBAC Insured	10/17 at 100.00	Aa2	5,037,938

1,500	Louisville and Jefferson County Metropolitan Government, Kentucky, General Revenue Bonds, Bellarmine University, Series 2008A, 6.000%, 5/01/38	5/18 at 100.00	Baa3	1,537,275

2,000	Louisville and Jefferson County Metropolitan Government, Kentucky, Industrial Building Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/35	10/16 at 100.00	A+	2,008,520

	University of Kentucky, General Receipts Bonds, Refunding Series 2012A:
1,435	5.000%, 5/01/19	No Opt. Call	Aa2	1,682,882
1,185	5.000%, 5/01/20	No Opt. Call	Aa2	1,394,627
2,340	5.000%, 5/01/21	No Opt. Call	Aa2	2,746,832

2,005	University of Louisville, Kentucky, Revenue Bonds, General Reciepts Series 2011A, 5.000%, 9/01/26	9/21 at 100.00	Aa2	2,214,783

1,910	University of Louisville, Kentucky, Revenue Bonds, General Reciepts Series 2012A, 5.000%, 9/01/25	9/21 at 100.00	Aa2	2,130,930
23,960	Total Education and Civic Organizations			26,712,700

	Health Care – 21.7%

3,360	Christian County, Kentucky, Hospital Revenue Refunding Bonds, Jennie Stuart Medical Center, Series 2006A, 5.500%, 2/01/36 – AGC Insured	2/18 at 100.00	AA–	3,436,910

	Glasgow, Kentucky, Healthcare Revenue Bonds, T.J. Samson Community Hospital Project, Series 2011:
100	5.350%, 2/01/24	8/21 at 100.00	BBB	104,335
2,000	6.375%, 2/01/35	8/21 at 100.00	BBB	2,092,240
3,310	6.450%, 2/01/41	8/21 at 100.00	BBB	3,448,656

	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A:
3,925	5.500%, 6/01/21	6/20 at 100.00	BBB+	4,349,136
165	6.375%, 6/01/40	6/20 at 100.00	BBB+	172,446
5,150	6.500%, 3/01/45	6/20 at 100.00	BBB+	5,406,934

	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A:
1,100	5.375%, 8/15/24	8/19 at 100.00	A+	1,208,295
7,090	5.625%, 8/15/27	8/19 at 100.00	A+	7,612,108

	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011:
1,500	5.000%, 8/15/42	8/21 at 100.00	A+	1,507,035
1,000	5.250%, 8/15/46	8/21 at 100.00	A+	1,014,800

10,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	9,916,200

	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Saint Elizabeth Medical Center, Series 2009A:
85	5.375%, 5/01/34	5/19 at 100.00	AA	90,866
5,010	5.500%, 5/01/39	5/19 at 100.00	AA	5,278,787

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$540	Kentucky Economic Development Finance Authority, Medical Center Revenue Bonds, Ashland Hospital Corporation d/b/a Kings Daughters Medical Center Project, Series 2010A, 5.000%, 2/01/40	2/20 at 100.00	A+	$523,487

3,320	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A, 5.000%, 12/01/26	6/22 at 100.00	A+	3,520,096

7,000	Murray Hospital Facilities, Kentucky, Revenue Bonds, Murray-Calloway County Public Hospital, Series 2007, 5.125%, 8/01/37	8/17 at 100.00	Baa3	6,391,000

7,500	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 6.500%, 3/01/41	3/21 at 100.00	A3	8,127,000

2,195	Rockcastle County, Kentucky, First Mortgage Revenue Bonds, Rockcastle Hospital and Respiratory Care Center Inc. Project, Series 2005, 5.550%, 6/01/30	6/15 at 100.00	BBB–	2,155,249

8,000	Russell, Kentucky, Revenue Bonds, Bon Secours Health System, Series 2013, 5.000%, 11/01/26	No Opt. Call	A–	8,503,440

1,000	Warren County, Kentucky, Hospital Facilities Revenue Bonds, Community Hospital, Series 2007A, 5.000%, 8/01/29	8/17 at 100.00	A	1,002,090

3,250	Warren County, Kentucky, Hospital Refunding Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2013, 5.000%, 4/01/35	4/23 at 100.00	A	3,258,190

	Warren County, Kentucky, Hospital Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2012A:
1,980	5.000%, 10/01/33	10/22 at 100.00	A	1,991,821
2,000	5.000%, 10/01/37	10/22 at 100.00	A	2,000,580
80,580	Total Health Care			83,111,701

	Housing/Multifamily – 0.3%

1,190	Kentucky Housing Corporation, Conduit Multifamily Mortgage Revenue Bonds, Florence Homes III Apartments Project, Series 2005B, 5.000%, 6/01/35 (Mandatory put 6/01/23) (Alternative Minimum Tax)	6/15 at 102.00	N/R	1,221,059

	Housing/Single Family – 2.7%

	Kentucky Housing Corporation Housing Revenue Bonds Series 2011B:
150	3.000%, 1/01/21	No Opt. Call	AAA	153,663
485	3.000%, 7/01/21	No Opt. Call	AAA	494,268
705	3.100%, 7/01/22	7/21 at 100.00	AAA	713,587
360	3.300%, 1/01/23	7/21 at 100.00	AAA	366,048
595	3.300%, 7/01/23	7/21 at 100.00	AAA	602,991
610	3.625%, 1/01/25	7/21 at 100.00	AAA	613,813

675	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2007K, 5.000%, 7/01/34	1/17 at 100.00	AAA	682,857

2,665	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2007N, 5.000%, 7/01/32 (Alternative Minimum Tax)	No Opt. Call	AAA	2,698,019

4,045	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2009B, 5.150%, 7/01/39	1/19 at 100.00	AAA	4,133,707
10,290	Total Housing/Single Family			10,458,953

	Long-Term Care – 0.6%

2,090	Kentucky Economic Development Finance Authority, Multifamily Housing Revenue Bonds, Christian Care Communities Projects, Series 2005, 5.250%, 11/20/25	11/15 at 103.00	AA+	2,202,296

	Materials – 0.7%

2,820	Wickliffe, Kentucky, Solid Waste Disposal Facility Revenue Bonds, Westvaco Corporation, Series 1996, 6.375%, 4/01/26 (Alternative Minimum Tax)	4/14 at 100.00	BBB	2,795,974

	Tax Obligation/General – 0.3%

1,085	Crittenden County, Kentucky, General Obligation Bonds, Series 2007, 6.000%, 12/01/27	12/17 at 100.00	N/R	1,138,469

	Tax Obligation/Limited – 22.5%

1,000	Kentucky Asset/Liability Commission, General Fund Revenue Project Notes, Federal Highway Trust Fund First Series 2010A, 5.000%, 9/01/21	9/20 at 100.00	AA	1,153,120

2,000	Kentucky Asset/Liability Commission, General Fund Revenue Project Notes, First Series 2005, 5.000%, 5/01/25 – NPFG Insured	5/15 at 100.00	Aa3	2,097,400

	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1:
1,950	5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA–	2,013,902
3,450	6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA–	3,452,657
4,630	6.000%, 12/01/38 – AGC Insured	6/18 at 100.00	AA–	4,600,322
9,350	6.000%, 12/01/42 – AGC Insured	6/18 at 100.00	AA–	9,223,495

Nuveen Investments	33

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Kentucky Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A2:
$35	0.000%, 12/01/15 – AGC Insured	No Opt. Call	AA–	$32,688
50	0.000%, 12/01/16 – AGC Insured	No Opt. Call	AA–	44,800
3,505	0.000%, 12/01/22 – AGC Insured	No Opt. Call	AA–	2,216,106
3,750	0.000%, 12/01/23 – AGC Insured	No Opt. Call	AA–	2,218,088

5,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Tender Option Bonds Trust 11810, 16.320%, 6/01/16 – AGC Insured (IF)	No Opt. Call	AA–	5,655,400

2,365	Kentucky Local Correctional Facilities Authority, Multi-County Lease Revenue Bonds, Series 2004, 5.250%, 11/01/14 – NPFG Insured	No Opt. Call	A	2,459,789

	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 84, Series 2005:
2,115	5.000%, 8/01/18 – NPFG Insured	No Opt. Call	Aa3	2,458,095
125	5.000%, 8/01/19 – NPFG Insured	No Opt. Call	Aa3	146,495

2,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 85, Series 2005, 5.000%, 8/01/15 – AGM Insured	No Opt. Call	AA–	2,153,980

	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 93, Refunding Series 2009:
2,500	5.250%, 2/01/28 – AGC Insured	2/19 at 100.00	AA–	2,723,125
2,500	5.250%, 2/01/29 – AGC Insured	2/19 at 100.00	AA–	2,705,225

4,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 98, Series 2010, 4.000%, 8/01/20	No Opt. Call	Aa3	4,427,640

2,000	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2010A, 5.000%, 7/01/20	No Opt. Call	AA+	2,358,540

1,800	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2011A, 5.000%, 7/01/24	7/21 at 100.00	AA+	2,042,676

	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2012A:
500	5.000%, 7/01/24	7/22 at 100.00	AA+	572,770
4,000	5.000%, 7/01/30	7/22 at 100.00	AA+	4,336,600
6,740	5.000%, 7/01/31	7/22 at 100.00	AA+	7,276,504

	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2006B:
2,095	5.000%, 7/01/15 – AMBAC Insured	No Opt. Call	AA+	2,251,119
5,000	5.000%, 7/01/24 – AMBAC Insured	7/16 at 100.00	AA+	5,494,150

25	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2008A, 5.000%, 7/01/28	7/18 at 100.00	AA+	27,056

2,820	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2009A, 5.000%, 7/01/29	7/19 at 100.00	AA+	3,050,197

2,060	Laurel County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2007, 5.000%, 6/01/27 – AGM Insured	6/17 at 100.00	Aa3	2,161,249

3,000	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/29	6/21 at 100.00	Aa3	3,167,370

1,695	Louisville and Jefferson County Visitors and Convention Commission, Kentucky, Dedicated Tax Revenue Bonds, Series 2004A, 5.000%, 12/01/15 – AGM Insured	6/14 at 101.00	AA–	1,748,511

500	Pendleton County, Kentucky, Leasing Trust Revenue Bonds, Kentucky Association of Counties, Series 1993A, 6.400%, 3/01/19	No Opt. Call	B	539,520

1,010	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2003, 5.250%, 10/01/21 – AGM Insured	10/14 at 100.00	AA–	1,028,938
83,570	Total Tax Obligation/Limited			85,837,527

	Transportation – 2.5%

5,090	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern Kentucky International Airport, Series 2003B, 5.000%, 3/01/23 – NPFG Insured (Alternative Minimum Tax)	2/14 at 100.00	A	5,109,342

	Lexington-Fayette Urban County Government, Kentucky, General Airport Revenue Refunding Bonds, Series 2012B:
1,215	5.000%, 7/01/29 (Alternative Minimum Tax)	No Opt. Call	AA	1,256,079
1,100	5.000%, 7/01/31 (Alternative Minimum Tax)	No Opt. Call	AA	1,122,275
1,000	5.000%, 7/01/38	No Opt. Call	AA	1,028,790

1,000	Louisville and Jefferson County Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Series 2003C, 5.250%, 7/01/22 – AGM Insured (Alternative Minimum Tax)	2/14 at 100.00	AA–	1,003,830
9,405	Total Transportation			9,520,316

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed – 9.4% (4)

$1,305	Ballard County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004, 5.000%, 6/01/21 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	Aa3 (4)	$1,337,103

	Boone County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004B:
1,460	5.000%, 5/01/20 (Pre-refunded 5/01/14) – AGM Insured	5/14 at 100.00	Aa3 (4)	1,490,018
2,580	5.000%, 5/01/21 (Pre-refunded 5/01/14) – AGM Insured	5/14 at 100.00	Aa3 (4)	2,633,045

	Butler County School District Finance Corporation, Kentucky, Revenue Bonds, School Buildings, Series 2004C:
1,220	5.000%, 6/01/20 (Pre-refunded 6/01/14)	6/14 at 100.00	Aa3 (4)	1,250,012
1,255	5.000%, 6/01/22 (Pre-refunded 6/01/14)	6/14 at 100.00	Aa3 (4)	1,285,873

	Crittenden County, Kentucky, General Obligation Bonds, Series 2007:
1,605	6.250%, 12/01/32 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (4)	1,940,766
2,190	6.500%, 12/01/37 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (4)	2,669,632

2,795	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 85, Series 2005, 5.000%, 8/01/22 (Pre-refunded 8/01/15) – AGM Insured	8/15 at 100.00	AA– (4)	3,014,743

	Letcher County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004:
1,430	5.000%, 6/01/18 (Pre-refunded 6/01/14) – AGM Insured	6/14 at 100.00	Aa3 (4)	1,465,178
1,585	5.000%, 6/01/20 (Pre-refunded 6/01/14) – AGM Insured	6/14 at 100.00	Aa3 (4)	1,623,991

	Louisville and Jefferson County Metropolitan Government, Kentucky, General Obligation Bonds, Series 2004A-B:
1,195	5.000%, 11/01/16 (Pre-refunded 11/01/14) – AMBAC Insured	11/14 at 100.00	AAA	1,248,178
1,000	5.000%, 11/01/17 (Pre-refunded 11/01/14) – AMBAC Insured	11/14 at 100.00	AAA	1,044,500

750	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2004A, 5.000%, 5/15/38 (Pre-refunded 5/15/14) – FGIC Insured	5/14 at 101.00	AA (4)	774,330

1,730	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary’s HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37 (Pre-refunded 2/01/18)	2/18 at 100.00	Aaa	2,095,636

	Oldham County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004:
1,230	5.000%, 5/01/18 (Pre-refunded 5/01/14) – NPFG Insured	5/14 at 100.00	Aa3 (4)	1,255,289
1,635	5.000%, 5/01/20 (Pre-refunded 5/01/14) – NPFG Insured	5/14 at 100.00	Aa3 (4)	1,668,616
1,715	5.000%, 5/01/21 (Pre-refunded 5/01/14) – NPFG Insured	5/14 at 100.00	Aa3 (4)	1,750,260

3,745	Owensboro, Kentucky, Electric Light and Power System Revenue Bonds, Series 1991B, 0.000%, 1/01/15 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	3,727,736

1,360	Shelby County School District Finance Corporation, Kentucky, Revenue Bonds, School Buildings, Series 2004, 5.000%, 5/01/23 (Pre-refunded 5/01/14) – NPFG Insured	5/14 at 100.00	Aa3 (4)	1,387,962

2,185	Spencer County School District Finance Corporation, Kentucky, Revenue Bonds, School Buildings, Series 2004, 5.000%, 7/01/21 (Pre-refunded 7/01/14) – AGM Insured	7/14 at 100.00	Aa3 (4)	2,247,557
33,970	Total U.S. Guaranteed			35,910,425

	Utilities – 17.6%

2,000	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA–	1,980,620

	Kentucky Municipal Power Agency, Power Supply System Revenue Bonds, Prairie State Project Series 2007A:
6,500	5.000%, 9/01/37 – NPFG Insured	9/17 at 100.00	A	6,542,185
4,600	5.250%, 9/01/42 – NPFG Insured	9/17 at 100.00	A	4,786,162
7,535	5.250%, 9/01/42 – NPFG Insured (UB) (5)	9/17 at 100.00	AA+	8,019,425

2,500	Kentucky Municipal Power Agency, Power Supply System Revenue Bonds, Prairie State Project, Tender Option Bond rust 1025, 19.274%, 9/01/42 – NPFG Insured (IF) (5)	9/17 at 100.00	AA+	3,142,700

1,275	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Series 2007B, 1.600%, 6/01/33 (Mandatory put 6/01/17)	No Opt. Call	A–	1,278,086

4,000	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Sereis 2003A, 1.650%, 10/01/33 (Mandatory put 4/03/17)	No Opt. Call	A+	4,021,000

	Owensboro, Kentucky, Electric Light and Power System Revenue Bonds, Series 1991B:
7,900	0.000%, 1/01/17 – AMBAC Insured	No Opt. Call	A3	7,451,754
13,300	0.000%, 1/01/18 – AMBAC Insured	No Opt. Call	A3	12,142,102

	Paducah, Kentucky, Electric Board Revenue Bonds, Series 2009A:
2,945	5.000%, 10/01/20 – AGC Insured	4/19 at 100.00	A3	3,274,457
3,995	5.000%, 10/01/25	4/19 at 100.00	A3	4,314,041
95	5.000%, 10/01/28 – AGC Insured	4/19 at 100.00	A3	100,345
8,595	5.250%, 10/01/35 – AGC Insured	4/19 at 100.00	A3	8,971,977

Nuveen Investments	35

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Kentucky Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$1,125	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/25	7/17 at 100.00	BB+	$1,059,536
66,365	Total Utilities			67,084,390

	Water and Sewer – 12.2%

	Campbell & Kenton Counties Sanitation District 1, Kentucky, Revenue Bonds, Series 2007:
225	5.000%, 8/01/21 – NPFG Insured	8/17 at 100.00	AA	254,954
3,795	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	AA	4,228,996

2,750	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Revenue Bonds, Series 2012A, 5.000%, 2/01/30	2/22 at 100.00	AAA	3,026,485

355	Kentucky Rural Water Finance Corporation, Multimodal Public Projects Revenue Bonds, Flexible Term Program, Series 2001A, 5.375%, 2/01/20	2/14 at 100.00	A+	355,909

	Louisville and Jefferson County Metropolitan Government Board of Water Works, Kentucky, Water System Revenue Bonds, Series 2006:
2,565	5.000%, 11/15/27	11/16 at 100.00	AAA	2,759,273
4,990	5.000%, 11/15/29	11/16 at 100.00	AAA	5,299,679

	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Refunding Series 2011A:
7,500	5.000%, 5/15/28	11/21 at 100.00	AA	8,186,550
3,000	5.000%, 5/15/34	11/21 at 100.00	AA	3,169,260

2,000	Northern Kentucky Water District, Revenue Bonds, Series 2009, 6.500%, 2/01/33 – AGM Insured	8/18 at 100.00	Aa3	2,264,800

	Northern Kentucky Water District, Revenue Bonds, Series 2012:
2,590	5.000%, 2/01/22	No Opt. Call	Aa3	3,013,070
3,495	5.000%, 2/01/26	2/22 at 100.00	Aa3	3,836,388

4,740	Owen County, Kentucky, Waterworks System Revenue Bonds, Kentucky-American Water Company Project, Series 2009A, 6.250%, 6/01/39	6/19 at 100.00	A–	5,010,417

5,000	Owen County, Kentucky, Waterworks System Revenue Bonds, Kentucky-American Water Company Project, Series 2009B, 5.625%, 9/01/39	9/19 at 100.00	A–	5,086,700

195	Owensboro, Kentucky, Water Revenue Bonds, Refunding & Improvement Series 2009, 5.000%, 9/15/29	9/18 at 100.00	A1	207,558
43,200	Total Water and Sewer			46,700,039
$383,525	Total Long-Term Investments (cost $365,230,832)			374,161,099

	Floating Rate Obligations – (1.5)%			(5,650,000)
	Other Assets Less Liabilities – 3.6%			13,807,581
	Net Assets – 100%			$382,318,680

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

36	Nuveen Investments

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Michigan Municipal Bond Fund

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 97.6%

	MUNICIPAL BONDS – 97.6%

	Consumer Staples – 5.1%

$3,000	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien Series 2007A, 6.000%, 6/01/34	6/17 at 100.00	B–	$2,392,500

6,715	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	BB–	6,008,514
9,715	Total Consumer Staples			8,401,014

	Education and Civic Organizations – 2.1%

830	Michigan Finance Authority, Public School Academy Limited Obligation Revenue and Refunding Bonds, Detroit Service Learning Academy Project, Series 2011, 7.000%, 10/01/31	10/21 at 100.00	BB+	869,591

1,000	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hanley International Academy, Inc. Project, Series 2010A, 6.125%, 9/01/40	9/20 at 100.00	BBB–	938,190

500	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Holly Academy Project, Refunding Series 2011, 7.750%, 10/01/30	10/21 at 100.00	BBB–	550,250

1,000	Michigan State University, General Revenue Bonds, Refunding Series 2010C, 5.000%, 2/15/40	2/20 at 100.00	Aa1	1,021,330
3,330	Total Education and Civic Organizations			3,379,361

	Health Care – 14.5%

1,000	Grand Traverse County Hospital Financial Authority, Michigan, Revenue Bonds, Munson Healthcare, Refunding Series 2011A, 5.000%, 7/01/29	7/21 at 100.00	AA–	1,023,730

450	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Alligiance Health, Refunding Series 2010A, 5.000%, 6/01/37 – AGM Insured	6/20 at 100.00	AA–	450,617

	Kent Hospital Finance Authority, Michigan, Revenue Refunding Bonds, Spectrum Health System, Refunding Series 2011C:
2,135	5.000%, 1/15/31	1/22 at 100.00	AA	2,180,625
365	5.000%, 1/15/42	1/22 at 100.00	AA	357,423

3,000	Michigan Finance Authority, Hospital Revenue and Refunding Bonds, Crittenton Hospital Medical Center, Series 2012A, 5.000%, 6/01/39	No Opt. Call	A–	2,905,470

	Michigan Finance Authority, Revenue Bonds, Oakwood Obligated Group, Refunding Series 2012:
1,670	5.000%, 11/01/25	11/22 at 100.00	A	1,761,934
1,250	5.000%, 11/01/42	11/22 at 100.00	A	1,197,450

2,305	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	12/21 at 100.00	Aa2	2,275,266

3,300	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A	3,370,752

1,000	Michigan State Hospital Finance Authority, Hospital Revenue Bonds,MidMichigan Obligated Group, Series 2009A, 5.875%, 6/01/39 – AGC Insured	6/19 at 100.00	AA–	1,043,650

2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Sparrow Obligated Group, Series 2005, 5.000%, 11/15/36 – NPFG Insured	5/15 at 100.00	A+	1,985,120

2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48	6/22 at 100.00	Aa2	1,946,100

1,590	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue and Refunding Bonds, William Beaumont Hospital Obligated Group, Series 2009W, 6.000%, 8/01/39	8/19 at 100.00	A1	1,672,760

1,200	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	1,438,692
23,265	Total Health Care			23,609,589

	Housing/Multifamily – 3.1%

1,200	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2006D, 5.125%, 4/01/31 – AGM Insured (Alternative Minimum Tax)	7/15 at 100.00	AA	1,206,480

Nuveen Investments	37

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Michigan Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily (continued)

$2,175	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2009A, 5.700%, 10/01/39	10/18 at 100.00	AA	$2,238,053

1,350	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2012D, 3.950%, 10/01/37	4/22 at 100.00	AA	1,162,215

495	Michigan Housing Development Authority, Section 8 Assisted Mortgage Revenue Bonds, Series 1983I, 0.000%, 4/01/14	No Opt. Call	AA	490,268
5,220	Total Housing/Multifamily			5,097,016

	Tax Obligation/General – 31.7%

690	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, Refunding Series 2012, 5.000%, 5/01/29	5/22 at 100.00	Aa2	746,083

660	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/23	5/18 at 100.00	AA+	723,472

800	Ann Arbor, Michigan, General Obligation Bonds, Court & Police Facilities Capital Improvement Series 2008, 5.000%, 5/01/38	5/18 at 100.00	AA+	818,008

1,435	Bay City, Michigan, General Obligation Bonds, Series 2008B, 5.500%, 4/01/28 – AGM Insured	4/18 at 100.00	AA–	1,577,610

2,013	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Tender Option Bond Trust 2008-1096, 8.069%, 5/01/32 – NPFG Insured (IF)	5/17 at 100.00	Aa2	2,041,585

370	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Series 1998C, 5.250%, 5/01/25 – FGIC Insured	No Opt. Call	AA+	404,351

5,500	Detroit-Wayne County Stadium Authority, Michigan, Wayne County Limited Tax Bonds, Building Authority Stadium Refunding Series 2012, 5.000%, 10/01/26 – AGM Insured	10/22 at 100.00	AA–	5,647,894

480	Genesee County, Michigan, General Obligaton Water Supply Bonds, Series 2003, 5.125%, 11/01/33 – NPFG Insured	2/14 at 100.00	A+	480,077

50	Holly Area School District, Oakland County, Michigan, General Obligation Bonds, Series 2006, 5.125%, 5/01/32 – NPFG Insured	5/16 at 100.00	Aa2	52,131

1,060	Homer Community School District, Calhourn, Jackson, Hillsdale and Branch Counties, Michigan, General Obligation Bonds, School Building & Site, Series 2011B, 5.500%, 5/01/41	5/21 at 100.00	AA–	1,114,611

1,675	Hopkins Public Schools, Allegan County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/25 – NPFG Insured	5/17 at 100.00	Aa2	1,746,925

1,450	Jackson, Jackson County, Michigan, Downtown Development Bonds, Series 2001, 0.000%, 6/01/21 – AGM Insured	No Opt. Call	AA–	1,036,083

1,215	Kalamazoo Public Schools, Michigan, General Obligation Bonds, Series 2006, 5.000%, 5/01/25 – AGM Insured	5/16 at 100.00	Aa2	1,306,417

840	Lowell Area Schools, Kent and Ionia Counties, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/37 – AGM Insured	5/17 at 100.00	Aa2	847,720

410	Michigan Finance Authority, Revenue Bonds, Detroit City School District, Series 2012, 5.000%, 6/01/20	No Opt. Call	A+	446,855

1,230	Michigan Municipal Bond Authority, AMBAC Insured Bonds, Series 2007B-A, 5.000%, 12/01/34 – AMBAC Insured	6/17 at 100.00	N/R	1,036,004

1,000	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2011A, 5.000%, 12/01/22	12/21 at 100.00	Aa2	1,159,320

350	Michigan State, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/25	5/19 at 100.00	Aa2	393,925

	Oakland Intermediate School District, Oakland County, Michigan, General Obligation Bonds, Series 2007:
500	5.000%, 5/01/27 – AGM Insured	5/17 at 100.00	Aaa	533,795
1,200	5.000%, 5/01/36 – AGM Insured	5/17 at 100.00	Aaa	1,227,192

1,370	Oakridge Public Schools, Muskegon County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/24 – NPFG Insured	5/15 at 100.00	AA–	1,430,787

	Okemos Public School District, Ingham County, Michigan, General Obligation Refunding Bonds, Series 1993:
1,000	0.000%, 5/01/17 – NPFG Insured	No Opt. Call	Aa3	945,450
1,020	0.000%, 5/01/18 – NPFG Insured	No Opt. Call	Aa3	933,300

1,100	Ottawa County, Michigan, General Obligation Bonds, Sewer Disposal System, Series 2010, 5.000%, 5/01/37	5/20 at 100.00	Aaa	1,181,697

4,000	Ottawa County, Michigan, Water Supply System, General Obligation Bonds, Series 2007, 5.000%, 8/01/30 – NPFG Insured	8/17 at 100.00	Aaa	4,198,399

1,075	Parchment School District, Kalamazoo County, Michigan, General Obligation Bonds, Tender Option Bond Trust 2836, 11.016%, 5/01/15 – AGM Insured (IF)	No Opt. Call	Aa2	1,082,557

150	South Haven, Van Buren County,Michigan, General Obligation Bonds, Capital Improvement Series 2009, 5.125%, 12/01/33 – AGC Insured	12/19 at 100.00	AA–	158,766

500	South Redford School District, Wayne County, Michigan, General Obligation Bonds, School Building and Site, Series 2005, 5.000%, 5/01/30 – NPFG Insured	5/15 at 100.00	Aa2	514,745

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,400	South Redford School District, Wayne County, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/21 – FGIC Insured	11/14 at 100.00	Aa2	$1,447,530

500	Thornapple Kellogg School District, Barry County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/32 – NPFG Insured	5/17 at 100.00	Aa2	513,830

1,530	Trenton Public Schools District, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/34 – AGM Insured	5/18 at 100.00	Aa2	1,559,330

1,350	Van Dyke Public Schools, Macomb County, Michigan, General Obligation Bonds, School Building and Site, Series 2008, 5.000%, 5/01/38 – AGM Insured	5/18 at 100.00	Aa2	1,360,598

1,500	Wayland Union School District, Allegan County, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/28 –AGM Insured	5/18 at 100.00	Aa2	1,570,980

970	Wayne Charter County, Michigan, General Obligation Bonds, Building Improvements, Series 2009A, 6.750%, 11/01/39	12/19 at 100.00	BBB–	1,026,221

1,150	Wayne Westland Community Schools, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/17 – AGM Insured	11/14 at 100.00	Aa2	1,192,941

3,270	West Ottawa Public School District, Ottawa County, Michigan, General Obligation Refunding Bonds, Series 1992, 0.000%, 5/01/17 – FGIC Insured	No Opt. Call	A+	3,076,972

5,175	Williamston Community School District, Michigan, Unlimited Tax General Obligation QSBLF Bonds, Series 1996, 5.500%, 5/01/25 – NPFG Insured	No Opt. Call	Aa3	6,051,436
49,988	Total Tax Obligation/General			51,585,597

	Tax Obligation/Limited – 8.5%

	Grand Rapids Downtown Development Authority, Michigan, Tax Increment Revenue Bonds, Series 1994:
3,985	0.000%, 6/01/17 – NPFG Insured	No Opt. Call	A	3,404,664
3,295	0.000%, 6/01/18 – NPFG Insured	No Opt. Call	A	2,666,512

	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA:
3,000	0.000%, 10/15/27 – AGM Insured	10/16 at 58.27	AA	1,534,080
1,500	0.000%, 10/15/28 – AGM Insured	10/16 at 55.35	AA	725,610
3,960	5.000%, 10/15/36 – FGIC Insured	10/16 at 100.00	Aa3	3,982,968

700	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/15/36	11/21 at 100.00	AA+	728,896

1,000	Taylor Brownfield Redevelopment Authority, Wayne County, Michigan, Tax Increment Bonds, Series 2005A, 5.000%, 5/01/34 – NPFG Insured	5/15 at 100.00	A	875,650
17,440	Total Tax Obligation/Limited			13,918,380

	Transportation – 2.5%

50	Kent County, Michigan, Airport Revenue Bonds, Gerald R. Ford International Airport, Series 2007, 5.000%, 1/01/32	1/17 at 100.00	AAA	52,230

	Wayne County Airport Authority, Michigan, Airport Revenue Bonds, Detroit Metro Wayne County Airport, Series 2012A:
2,000	5.000%, 12/01/37	No Opt. Call	A	1,956,240
1,000	5.000%, 12/01/42 – AGM Insured	12/22 at 100.00	AA–	986,430

1,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2011A, 5.000%, 12/01/21 (Alternative Minimum Tax)	No Opt. Call	A	1,082,690
4,050	Total Transportation			4,077,590

	U.S. Guaranteed – 7.5% (4)

1,000	Jackson Public Schools, Jackson County, Michigan, General Obligation School Building and Site Bonds, Series 2004, 5.000%, 5/01/22 (Pre-refunded 5/01/14) – AGM Insured	5/14 at 100.00	Aa2 (4)	1,020,470

1,625	Lansing, Michigan, Sewerage Disposal System Revenue Bonds, Series 2003, 5.000%, 5/01/21 (Pre-refunded 5/01/14) – FGIC Insured	5/14 at 100.00	Aa2 (4)	1,658,264

4,000	Michigan House of Representatives, Certificates of Participation, Series 1998, 0.000%, 8/15/23 – AMBAC Insured (ETM)	No Opt. Call	N/R (4)	2,983,880

3,810	Michigan Municipal Bond Authority, Drinking Water Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/24 (Pre-refunded 10/01/14)	10/14 at 100.00	N/R (4)	3,963,848

1,000	Michigan State Hospital Finance Authority, Revenue Bonds, Chelsea Community Hospital, Series 2005, 5.000%, 5/15/37 (Pre-refunded 5/15/15)	5/15 at 100.00	AA+ (4)	1,067,910

	Michigan State Hospital Finance Authority, Revenue Bonds, Marquette General Hospital, Series 2005A:
1,400	5.000%, 5/15/26 (Pre-refunded 5/15/15)	5/15 at 100.00	N/R (4)	1,494,430
50	5.000%, 5/15/34 (Pre-refunded 5/15/15)	5/15 at 100.00	N/R (4)	53,373
12,885	Total U.S. Guaranteed			12,242,175

Nuveen Investments	39

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Michigan Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities – 6.4%

	Lansing Board of Water and Light, Michigan, Steam and Electric Utility System Revenue Bonds, Series 2008A:
$175	5.000%, 7/01/28	7/18 at 100.00	AA–	$181,262
2,130	5.000%, 7/01/32	7/18 at 100.00	AA–	2,174,070

500	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2011A, 5.000%, 7/01/34	No Opt. Call	AA–	519,485

	Lansing Board of Water and Light, Michigan, Utility System Rvenue Bonds, Tender Option Bond Trust 4700:
800	18.374%, 7/01/37 (IF) (5)	7/21 at 100.00	AA–	912,160
250	18.374%, 7/01/37 (IF) (5)	7/21 at 100.00	AA–	285,050

3,000	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	A2	2,954,640

2,000	Michigan Public Power Agency, Revenue Bonds, Combustion Turbine 1 Project, Series 2011, 5.000%, 1/01/27 – AGM Insured	1/21 at 100.00	AA–	2,099,640

1,000	Monroe County Economic Development Corporation, Michigan, Collateralized Limited Obligation Revenue Refunding Bonds, Detroit Edison Company, Series 1992AA, 6.950%, 9/01/22 – FGIC Insured	No Opt. Call	A1	1,256,570
9,855	Total Utilities			10,382,877

	Water and Sewer – 16.2%

1,500	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.000%, 7/01/39 – AGM Insured	7/22 at 100.00	AA–	1,397,580

2,140	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	A	1,942,842

25	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2003A, 5.000%, 7/01/32 – AGM Insured	2/14 at 100.00	AA–	23,575

	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B:
125	5.000%, 7/01/33 – FGIC Insured	7/16 at 100.00	A	114,060
75	5.000%, 7/01/36 – MBIA-NPFG Insured	7/16 at 100.00	A	67,932

	Detroit, Michigan, Sewerage Disposal System Revenue Bonds, Series 1999A:
4,455	0.000%, 7/01/19 – FGIC Insured	No Opt. Call	A	3,203,279
700	0.000%, 7/01/21 – FGIC Insured	No Opt. Call	A	439,117

2,915	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	BB–	2,669,353

	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2003A:
2,495	5.000%, 7/01/25 – NPFG Insured	2/14 at 100.00	A	2,397,271
115	5.000%, 7/01/34 – NPFG Insured	2/14 at 100.00	A	104,663

345	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2003D. RMKTD, 5.000%, 7/01/33 – NPFG Insured	No Opt. Call	A	314,806

350	Grand Rapids, Michigan, Kent County, Michigan, Sanitary Sewer System Improvement Revenue Bonds, Series 2012, 5.000%, 1/01/32	1/23 at 100.00	AA+	372,050

4,000	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2005, 5.000%, 1/01/30 – NPFG Insured	7/15 at 100.00	AA+	4,147,799

	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2008:
145	5.000%, 1/01/28	1/18 at 100.00	AA+	154,702
3,500	5.000%, 1/01/38	1/18 at 100.00	AA+	3,577,945

2,000	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Series 2009, 5.100%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	2,092,820

365	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Series 2012, 5.000%, 10/01/32	10/22 at 100.00	AAA	388,294

500	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2010, 5.000%, 10/01/30	No Opt. Call	AAA	546,325

245	Michigan Municipal Bond Authority, Drinking Water Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/24	10/14 at 100.00	AAA	253,577

1,000	Michigan Municipal Bond Authority, Water Revolving Fund Revenue Bonds, Series 2007, 5.000%, 10/01/23	10/17 at 100.00	AAA	1,117,800

500	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2008, 5.250%, 7/01/22 – NPFG Insured	7/18 at 100.00	A	533,730

500	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2011A, 5.000%, 7/01/31 – AGM Insured	8/21 at 100.00	AA–	515,055
27,995	Total Water and Sewer			26,374,575
$163,743	Total Long-Term Investments (cost $156,231,502)			159,068,174

	Other Assets Less Liabilities – 2.4%			3,874,165
	Net Assets – 100%			$162,942,339

40	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	41

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Missouri Municipal Bond Fund

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 99.9%

	MUNICIPAL BONDS – 99.9%

	Consumer Staples – 3.0%

$3,000	Cape Girardeau County Industrial Development Authority, Missouri, Solid Waste Disposal Revenue Bonds, Procter & Gamble Products Company Project, Series 1998, 5.300%, 5/15/28 (Alternative Minimum Tax)	5/14 at 100.00	AA–	$3,002,520

8,800	Missouri Development Finance Board, Solid Waste Disposal Revenue Bonds, Procter and Gamble Inc., Series 1999, 5.200%, 3/15/29 (Alternative Minimum Tax)	No Opt. Call	AA–	9,628,608
11,800	Total Consumer Staples			12,631,128

	Education and Civic Organizations – 10.4%

3,000	Callaway County Industrial Development Authority, Missouri, Revenue Bonds, Westminster College Project, Refunding Series 2012C, 5.250%, 8/01/37	8/22 at 100.00	N/R	2,614,890

1,000	Curators of the University of Missouri, System Facilities Revenue Bonds, Series 2007A, 5.000%, 11/01/33	11/17 at 100.00	AA+	1,052,890

1,025	Kansas City Metropolitan Junior College District Certificates of Participation Missouri, Series 2008, 4.500%, 7/01/21	7/17 at 100.00	Aa2	1,123,595

1,000	Lincoln University, Missouri, Auxillary System Revenue Bonds, Series 2007, 5.125%, 6/01/37 – AGC Insured	6/17 at 100.00	AA–	1,008,790

1,185	Missouri Development Finance Board, Research Facility Revenue Bonds, Midwest Research Institute Project, Series 2007, 5.000%, 11/01/17	No Opt. Call	Baa2	1,307,363

1,625	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Ranken Technical College, Series 2011, 5.125%, 11/01/31	11/19 at 100.00	A–	1,662,814

3,000	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43	5/23 at 100.00	BBB+	3,006,420

	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southwest Baptist University Project, Series 2012:
420	3.000%, 10/01/18	No Opt. Call	BBB–	426,098
575	3.500%, 10/01/22	No Opt. Call	BBB–	556,249
3,470	5.000%, 10/01/33	10/22 at 100.00	BBB–	3,314,232

2,180	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, University of Central Missouri, Series 2013C2, 5.000%, 10/01/34 (WI/DD, Settling 12/10/13)	10/23 at 100.00		2,255,232

3,870	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still University of Health Sciences, Series 2011, 5.250%, 10/01/41	10/21 at 100.00	A–	3,993,260

1,500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 1999, 6.000%, 10/01/25	10/18 at 103.00	BBB–	1,648,950

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 2011A:
2,500	6.500%, 10/01/30	10/18 at 103.00	BBB–	2,744,425
1,300	6.500%, 10/01/35	10/18 at 103.00	BBB–	1,413,490

3,475	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Seres 2008A, 5.375%, 3/15/39	3/18 at 100.00	AAA	3,821,249

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2001A, 5.500%, 6/15/16	No Opt. Call	AAA	1,128,900

2,600	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2011B, 5.000%, 11/15/37	11/21 at 100.00	AAA	2,784,886

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2011:
1,000	4.000%, 4/01/17	No Opt. Call	A2	1,102,880
2,400	5.000%, 4/01/36	4/21 at 100.00	A2	2,468,112

2,590	Missouri State University, Auxiliary Enterprise System Revenue Bonds, Series 2007A, 5.000%, 4/01/24 – SYNCORA GTY Insured	4/17 at 100.00	A+	2,895,413

1,000	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A, 5.350%, 6/15/32	6/15 at 103.00	N/R	836,420
41,715	Total Education and Civic Organizations			43,166,558

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care – 23.2%

$500	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series 2012, 4.000%, 8/01/20	No Opt. Call	A	$532,715

2,005	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Series 2008, 5.625%, 8/01/38	8/18 at 100.00	A	2,088,248

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2009A:
250	5.125%, 6/01/23	6/19 at 100.00	AA–	265,710
200	5.125%, 6/01/24	6/19 at 100.00	AA–	210,818
500	5.500%, 6/01/29	6/19 at 100.00	AA–	516,880
4,170	5.750%, 6/01/39	6/19 at 100.00	AA–	4,326,000

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2013A:
1,000	3.375%, 6/01/28	6/22 at 100.00	AA–	867,520
4,000	5.000%, 6/01/33	6/22 at 100.00	AA–	4,056,720

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007:
1,490	5.000%, 6/01/27	6/17 at 100.00	BBB+	1,496,482
3,000	5.000%, 6/01/36	6/17 at 100.00	BBB+	2,880,600

	Cass County, Missouri, Hospital Revenue Bonds, Series 2007:
2,500	5.500%, 5/01/27	11/16 at 100.00	BBB–	2,508,000
6,020	5.625%, 5/01/38	11/16 at 100.00	BBB–	5,758,190

1,000	Citizens Memorial Hospital District of Polk County, Missouri, Hospital Revenue Bonds, Refunding Series 2012, 5.000%, 8/01/28	8/19 at 100.00	N/R	971,580

	Clinton County Industrial Development Authority, Missouri, Revenue Bonds, Cameron Regional Medical Center, Series 2007:
1,250	5.000%, 12/01/32	12/17 at 100.00	N/R	1,126,425
4,995	5.000%, 12/01/37	12/17 at 100.00	N/R	4,196,799

	Grundy County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Wright Memorial Hospital, Series 2009:
1,120	5.650%, 9/01/22	9/19 at 100.00	BBB–	1,164,150
1,000	5.750%, 9/01/23	9/19 at 100.00	BBB–	1,039,300

1,935	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006, 5.000%, 3/01/22	3/16 at 100.00	BBB+	1,961,761

	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2004:
2,000	5.500%, 2/15/24	2/15 at 102.00	BBB+	2,062,460
1,250	5.500%, 2/15/29	2/15 at 102.00	BBB+	1,266,200

800	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2011, 5.500%, 2/15/31	2/21 at 100.00	BBB+	815,416

2,810	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds The Childrens Mercy Hospital, Series 2009, 5.625%, 5/15/39	5/19 at 100.00	A+	2,889,579

2,160	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Capital Region Medical Center, Series 2011, 5.000%, 11/01/27	11/20 at 100.00	A3	2,228,515

3,035	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Heartland Regional Medical Center, Series 2012, 5.000%, 2/15/37	2/22 at 100.00	A1	3,035,789

	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A:
1,235	5.000%, 11/15/44	11/23 at 100.00	A2	1,220,588
3,800	5.000%, 11/15/48	11/23 at 100.00	A2	3,716,970

2,245	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2012, 4.000%, 11/15/42	No Opt. Call	AA–	1,873,363

2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, St. Luke’s Episcopal and Presbyterian Hospitals, Series 2011, 5.000%, 12/01/25	12/21 at 100.00	A+	2,129,740

2,000	Missouri Health and Educational Facilities Authority, Health Facility Revenue Bonds, St. Lukes’s Health System, Series 2003B, 5.500%, 11/15/32 – AGM Insured	11/18 at 100.00	AA–	2,155,000

	Missouri Health and Educational Facilities Authority, Health Facility Revenue Bonds, St. Lukes’s Health System, Series 2010A:
555	5.250%, 11/15/25	11/20 at 100.00	A+	598,790
2,540	5.000%, 11/15/30	11/20 at 100.00	A+	2,620,493
1,000	5.000%, 11/15/40	11/20 at 100.00	A+	1,004,940

Nuveen Investments	43

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Missouri Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, BJC Health System, Series 2005A, 5.000%, 5/15/22	5/15 at 100.00	AA	$1,061,940

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lester E. Cox Medical Center, Series 1992H:
1,825	0.000%, 9/01/17 – NPFG Insured	No Opt. Call	A	1,680,186
3,005	0.000%, 9/01/21 – NPFG Insured	No Opt. Call	A	2,268,745
4,025	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	A	2,875,017

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Health Care System, Series 2008A, 5.000%, 6/01/36	6/18 at 100.00	AA–	1,004,400

	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Health Care System, Series 2010B:
1,500	5.000%, 6/01/30	6/20 at 100.00	AA–	1,544,445
3,000	5.000%, 6/01/34	6/20 at 100.00	AA–	3,041,550

7,275	Missouri Health and Educational Facilities Authority, Revenue Refunding Bonds, CoxhHealth Systems Inc., , Series 2008A, 5.500%, 11/15/39	11/18 at 100.00	A2	7,440,943

1,000	Saline County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, John Fitzgibbon Memorial Hospital Inc., Series 2005, 5.625%, 12/01/35	12/15 at 100.00	BBB–	1,008,460

4,780	Saline County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, John Fitzgibbon Memorial Hospital Inc., Series 2010, 5.600%, 12/01/28	12/20 at 100.00	BBB–	5,052,030

	St. Louis County Industrial Development Authority, Missouri, Healthcare Facilities Revenue Bonds, Ranken-Jordan Project, Refunding Series 2007:
125	4.250%, 11/15/14	No Opt. Call	N/R	125,806
1,320	5.000%, 11/15/22	11/16 at 100.00	N/R	1,290,168
2,345	5.000%, 11/15/27	11/16 at 100.00	N/R	2,141,900
2,600	5.000%, 11/15/35	11/16 at 100.00	N/R	2,203,552
99,165	Total Health Care			96,324,883

	Housing/Multifamily – 0.8%

1,290	Kansas City Industrial Development Authority, Missouri, GNMA Collateralized Multifamily Housing Revenue Bonds, Grand Boulevard Lofts Project, Series 2009A, 5.300%, 11/20/49	11/19 at 100.00	Aa1	1,326,339

	Missouri Housing Development Commission, GNMA Collateralized Multifamily Housing Revenue Bonds, JB Hughes Apartments I and II, Series 2002G:
133	6.200%, 5/20/19	5/17 at 100.00	Aa1	139,247
975	6.300%, 5/20/37	5/17 at 100.00	Aa1	997,308

1,000	Missouri Housing Development Commission, Multifamily Housing Revenue Bonds, Shepard Apartments Project, 2013 Series 3, 5.000%, 7/01/45	7/23 at 100.00	AA	972,110
3,398	Total Housing/Multifamily			3,435,004

	Housing/Single Family – 0.4%

190	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2005A-1, 5.900%, 9/01/35 (Alternative Minimum Tax)	9/14 at 100.00	Aaa	195,259

245	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2006B, 4.800%, 9/01/31 (Alternative Minimum Tax)	9/15 at 100.00	AA+	245,289

130	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2006C-1, 5.000%, 9/01/37 (Alternative Minimum Tax)	9/15 at 100.00	AA+	130,217

470	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2007A-1, 4.700%, 9/01/27 (Alternative Minimum Tax)	9/16 at 100.00	AA+	473,755

395	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2007E-1, 5.200%, 9/01/38 (Alternative Minimum Tax)	3/17 at 100.00	AA+	397,196

105	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2008A-1, 5.300%, 3/01/39 (Alternative Minimum Tax)	9/17 at 100.00	AA+	106,237
1,535	Total Housing/Single Family			1,547,953

	Industrials – 0.4%

	Kennett Industrial Development Authority, Missouri, Revenue Bonds, Manac Trailers USA Inc Project, Series 2007:
1,500	4.250%, 3/01/22 (Alternative Minimum Tax)	3/15 at 100.00	Baa3	1,241,595
500	4.250%, 3/01/24 (Alternative Minimum Tax)	3/15 at 100.00	Baa3	397,880
2,000	Total Industrials			1,639,475

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care – 7.8%

$750	Bridgeton Industrial Development Authority, Missouri, Senior Housing Reveue Bonds, The Sarah Community Project, Series 2013, 4.500%, 5/01/28	5/18 at 100.00	N/R	$654,900

	Cole County Industrial Development Authority, Missouri, Revenue Bonds, Lutheran Senior Services – Heisinger Project, Series 2004:
2,000	5.250%, 2/01/24	2/14 at 100.00	BBB+	2,001,600
2,250	5.500%, 2/01/35	2/14 at 100.00	BBB+	2,242,845

	Joplin Industrial Development Authority, Missouri, Revenue Bonds, Christian Homes Inc., Series 2007F:
820	5.500%, 5/15/17	No Opt. Call	BBB–	855,736
2,000	5.750%, 5/15/31	5/17 at 100.00	BBB–	2,007,700

2,950	Kansas City Industrial Development Authority, Missouri, Retirement Center Revenue Refunding and Improvement Bonds, Kingswood Project, Series 1998A, 5.875%, 11/15/29	5/14 at 100.00	N/R	2,632,580

	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A:
1,035	5.000%, 8/15/14	No Opt. Call	BBB–	1,059,633
1,500	5.125%, 8/15/26	8/17 at 100.00	BBB–	1,507,425
2,525	5.125%, 8/15/32	8/17 at 100.00	BBB–	2,407,916

1,625	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Senior Lien Series 2010, 5.500%, 2/01/42	2/20 at 100.00	BBB+	1,623,700

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011:
1,025	5.750%, 2/01/31	2/21 at 100.00	BBB+	1,057,380
2,750	6.000%, 2/01/41	2/21 at 100.00	BBB+	2,847,625

2,100	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2005, 5.375%, 2/01/35	2/15 at 100.00	BBB+	2,100,777

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2007A:
325	4.875%, 2/01/18	2/17 at 100.00	BBB+	348,933
2,000	4.875%, 2/01/37	2/17 at 100.00	BBB+	1,840,900

545	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Chesterfield, Series 2012, 5.000%, 9/01/42	No Opt. Call	BBB–	473,049

	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2012:
500	5.000%, 9/01/32	No Opt. Call	A–	496,055
1,690	5.000%, 9/01/42	9/22 at 100.00	A–	1,626,304

	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of West County, Series 2007A:
700	5.375%, 9/01/21	9/17 at 100.00	BBB–	721,175
4,000	5.500%, 9/01/28	9/17 at 100.00	BBB–	4,000,280
33,090	Total Long-Term Care			32,506,513

	Tax Obligation/General – 11.8%

1,000	Belton School District 124, Cass County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2012, 4.000%, 3/01/28 – NPFG Insured	3/20 at 100.00	AA+	1,008,680

	Belton, Missouri, General Obligation Bonds, Refunding & Improvement Series 2011:
1,120	5.000%, 3/01/29	3/21 at 100.00	A+	1,189,138
1,245	5.000%, 3/01/30	3/21 at 100.00	A+	1,313,027
1,010	4.750%, 3/01/31	3/21 at 100.00	A+	1,050,137

850	Blue Springs, Missouri, General Obligation Bonds, South Area Neighborhood Improvement, Refunding Series 2009, 5.000%, 2/15/29	2/19 at 100.00	AA-	889,984

	Branson Reorganized School District R-4, Taney County, Missouri, General Obligation Bonds, School Building Series 2012:
1,670	4.000%, 3/01/27 – AGM Insured	3/22 at 100.00	A+	1,685,548
2,400	4.375%, 3/01/32	3/22 at 100.00	A+	2,380,488

2,000	Hazelwood School District, St Louis County, Missouri, General Obligation Bonds, Missouri Direct Deposit Program, Series 2013A, 5.000%, 3/01/33	3/23 at 100.00	AA+	2,154,920

1,315	Independence School District, Jackson County, Missouri, General Obligation Bonds, Series 2010, 5.000%, 3/01/27	3/20 at 100.00	AA+	1,429,011

2,000	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, Refunding & Improvement Series 2009A, 4.750%, 3/01/26	3/19 at 100.00	AA	2,132,120

Nuveen Investments	45

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Missouri Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$500	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, School Building Series 2013A, 5.000%, 3/01/31	3/21 at 100.00	AA	$538,035

1,000	Jackson County Reorganized School District R-7, Lees Summit, Missouri, General Obligation Bonds, School Building Series 2008, 4.750%, 3/01/27	3/18 at 100.00	Aa1	1,051,440

1,085	Jackson County, Missouri, Special Obligation Bonds, Refunding & Improvement Series 2013, 4.000%, 12/01/25	12/23 at 100.00	Aa3	1,094,657

1,300	Joplin, Missouri, General Obligation Bonds, School Building, Direct Deposit Program Series 2012, 4.000%, 3/01/29	3/22 at 100.00	AA+	1,306,305

	Kansas City, Missouri, General Obligation Bonds, Improvement & Refunding Series 2012A:
1,550	4.500%, 2/01/24	2/22 at 100.00	AA	1,711,603
1,025	4.000%, 2/01/25	2/22 at 100.00	AA	1,079,110
6,000	4.500%, 2/01/26	No Opt. Call	AA	6,454,920

2,000	Miller County School District R-2, Osage, Missouri, General Obligation Bonds, Series 2006, 5.000%, 3/01/24 – AGM Insured	3/16 at 100.00	AA–	2,183,360

	Missouri School Boards Association, Lease Participation Certificates, Clay County School District 53 Liberty, Series 2007:
1,015	5.250%, 3/01/25 – AGM Insured	3/17 at 100.00	AA–	1,138,383
1,070	5.250%, 3/01/26 – AGM Insured	3/17 at 100.00	AA–	1,164,385
625	5.250%, 3/01/27 – AGM Insured	3/17 at 100.00	AA–	677,244

1,250	Nixa Reorganized School District R 02, Christian County, Missouri, General Obligation Bonds, Series 2006, 5.250%, 3/01/24 – AGM Insured	3/16 at 100.00	AA+	1,379,825

1,240	North Kansas City School District 74, Clay County, Missouri, General Obligation Bonds, Direct Deposit Program, Series 2007, 5.000%, 3/01/27	3/18 at 100.00	AA+	1,369,828

595	North Kansas City School District 74, Clay County, Missouri, General Obligation Bonds, Series 2005, 5.000%, 3/01/25	3/15 at 100.00	AA+	628,237

685	Platte County Reorganized School District R3, Missouri, General Obligation Bonds, Series 2004, 5.000%, 3/01/24 – NPFG Insured	3/14 at 100.00	AA	693,001

200	Platte County R-III School District Building Corporation, Missouri, Leasehold Refunding and Improvement Revenue Bonds, Series 2008, 5.000%, 3/01/28	3/18 at 100.00	AA–	207,810

2,000	Puerto Rico, General Obligation Bonds, Public Improvement, Refunding Series 2012A, 5.500%, 7/01/39	7/22 at 100.00	BBB–	1,433,740

1,000	Puerto Rico, General Obligation Bonds, Public Improvment Refunding Series 2008A, 5.250%, 7/01/26	7/18 at 100.00	BBB–	746,280

2,500	Saint Louis Special Administrative Board of the Transitional School District, Missouri, General Obligation Bonds, St Louis Public Schools, Missouri Direct Deposit Program, Series 2011B, 4.000%, 4/01/25	4/21 at 100.00	AA+	2,588,850

	Springfield School District R12, Missouri, General Obligation Bonds, Series 2013:
1,000	5.000%, 3/01/32	3/23 at 100.00	AA+	1,085,530
1,000	5.000%, 3/01/33	3/23 at 100.00	AA+	1,081,490

1,345	St. Louis County Pattonville School District R3, Missouri, General Obligation Bonds, Series 2000, 6.500%, 3/01/14 – FGIC Insured	No Opt. Call	AA–	1,366,614

5,000	Wentzville School District R-04, Saint Charles County, Missouri, General Obligation Improvement and Refunding Bonds, Series 2009A, 0.000%, 3/01/26	3/19 at 66.11	AA+	2,751,000
49,595	Total Tax Obligation/General			48,964,700

	Tax Obligation/Limited – 20.3%

	Belton, Missouri, Certificates of Participation, Series 2007:
600	4.375%, 3/01/19 – NPFG Insured	3/17 at 100.00	Baa1	632,076
250	4.500%, 3/01/22 – NPFG Insured	3/17 at 100.00	Baa1	257,025

375	Belton, Missouri, Certificates of Participation, Series 2008, 5.250%, 3/01/29	3/18 at 100.00	A	386,929

4,440	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/33	10/22 at 100.00	AA+	4,693,036

	Cape Girardeau County Building Corporation, Missouri, Leasehold Revenue Bonds, Reorganized School District R-02, Jackson R-II School District High School Project, Series 2005:
1,290	5.250%, 3/01/21 – NPFG Insured	3/16 at 100.00	A	1,408,164
1,000	5.250%, 3/01/26 – NPFG Insured	3/16 at 100.00	A	1,086,680

1,975	Cass County, Missouri, Certificates of Participation, Refunding Series 2010, 4.000%, 5/01/22	5/20 at 100.00	A	2,060,241

500	Franklin County Industrial Development Authority, Missouri, Sales Tax Refunding Revenue Bonds, Phoenix Center II Community Improvement District Project, Series 2013A, 5.000%, 11/01/37	11/20 at 100.00	N/R	466,935

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,685	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006, 5.000%, 6/01/28	6/16 at 100.00	N/R	$1,289,177

530	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	528,802

2,270	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	A	2,213,046

	Harrisonville, Missouri, Annual Appropriation-Supported Tax Increment and Sales Tax Revenue Bonds, Harrisonville Towne Center Project, Series 2007:
340	4.375%, 11/01/17	1/14 at 100.00	A+	340,581
715	4.500%, 11/01/22	1/14 at 100.00	A+	715,315

	Hazelwood School District, St Louis County, Missouri, Certificates of Participation, Energy Improvements Project, Series 2006:
515	4.500%, 3/01/17	3/16 at 100.00	A+	549,500
445	4.500%, 3/01/18	3/16 at 100.00	A+	470,579

1,745	Howard Bend Levee District, Missouri, Levee District Improvement Bonds, Series 2005, 5.500%, 3/01/26 – SYNCORA GTY Insured	No Opt. Call	BBB+	1,943,407

	Howard Bend Levee District, St. Louis County, Missouri, Levee District Improvement Bonds, Series 2013B:
820	4.875%, 3/01/33	3/23 at 100.00	BBB+	775,359
885	5.000%, 3/01/38	3/23 at 100.00	BBB+	809,465

3,000	Jackson County, Missouri, Special Obligation Bonds, Harry S. Truman Sports Complex, Series 2006, 5.000%, 12/01/28 – AMBAC Insured	12/16 at 100.00	Aa3	3,141,630

925	Kansas City Industrial Development Authority, Missouri, Downtown Redevelpment District Revenue Bonds, Series 2011A, 5.000%, 9/01/32	9/21 at 100.00	AA–	937,395

2,000	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	AA–	1,071,300

2,525	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A, 5.400%, 6/01/24	6/14 at 102.00	N/R	2,564,567

1,025	Kansas City, Missouri, Special Obligation Bonds, Kansas City Missouri Projects, Series 2012A, 5.000%, 3/01/26	3/22 at 100.00	AA–	1,102,654

2,000	Lakeside 370 Levee District, Saint Charles, Missouri, Levee District Improvement Bonds, Series 2008, 7.000%, 4/01/28 (4)	4/16 at 100.00	N/R	1,388,800

3,885	Missouri Association of Rural Education, Pulaski County, Certificates of Participation, Waynesville School District R-6, Series 2004, 5.100%, 3/01/24 – NPFG Insured	3/14 at 100.00	A	3,892,887

4,920	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson Landing Project, Series 2005A, 5.000%, 6/01/35	6/15 at 100.00	A	4,913,555

1,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Centerpoint Project, Series 2007E, 5.125%, 4/01/25	4/17 at 100.00	A–	1,033,680

1,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Crackerneck Creek Project, Series 2008B, 5.000%, 3/01/25	3/18 at 100.00	A–	1,028,720

1,010	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Eastland Center Project, Refunding Series 2007A, 4.250%, 4/01/15	No Opt. Call	A–	1,050,653

245	Monarch-Chesterfield Levee District, St. Louis County, Missouri, Levee District Improvement Bonds, Series 1999, 5.750%, 3/01/19 – NPFG Insured	3/14 at 100.00	A	245,948

1,000	Oak Grove, Missouri, Refunding and Improvement Certificates of Participation Series 2012, 5.000%, 1/01/33	1/22 at 100.00	Baa1	934,590

3,955	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Transportation Development District, Series 2006, 5.000%, 5/01/23	5/14 at 100.00	N/R	3,689,501

1,000	Pevely, Missouri, Neighborhood Improvement District Bonds, Southern Heights Project, Series 2004, 5.250%, 3/01/24 – RAAI Insured	1/14 at 100.00	N/R	1,001,160

520	Poplar Bluff Regional Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2012, 4.750%, 12/01/42	No Opt. Call	BBB	459,680

3,000	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 1993L, 5.500%, 7/01/21	No Opt. Call	BBB–	2,419,830

3,540	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	2,857,842

1,660	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 6.000%, 8/01/39	8/20 at 100.00	A+	1,349,115

Nuveen Investments	47

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Missouri Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2011A-1, 5.250%, 8/01/43	8/21 at 100.00	A+	$729,040

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
15,780	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA–	2,447,162
8,935	0.000%, 8/01/42 – FGIC Insured	No Opt. Call	AA–	1,284,674

1,000	Raytown, Missouri, Annual Appropriation Supported Tax Increment and Sales Tax Revenue Bonds, Raytown Live Redevelopment Project Area 1, Series 2007, 5.125%, 12/01/31	6/17 at 100.00	A+	1,027,560

1,700	Riverside Industrial Development Authority, Missouri, Industrial Development Revenue Bonds, Riverside Horizon, Series 2007A, 5.000%, 5/01/27 – ACA Insured	5/17 at 100.00	A	1,712,155

2,170	Riverside, Missouri, L-385 Levee Redevelopment Plan Tax Increment Revenue Bonds, Series 2004, 5.250%, 5/01/20	5/15 at 100.00	A	2,236,619

	Saint Joseph Industrial Development Authority, Missouri, Special Obligation Revenue Bonds, Sewerage System Improvements Project, Series 2007:
500	4.750%, 4/01/20	4/17 at 100.00	A	540,095
390	4.750%, 4/01/21	4/17 at 100.00	A	418,306

3,225	Saint Louis Industrial Development Authority, Missouri, Compound Interest Leasehold Revenue Bonds, St. Louis Convention Center Headquarters Hotel, Series 2000, 0.000%, 7/15/15 – AMBAC Insured	No Opt. Call	A	3,086,261

	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Series 2009A:
1,000	0.000%, 7/15/26 – AGC Insured	No Opt. Call	AA–	546,120
1,000	0.000%, 7/15/27 – AGC Insured	No Opt. Call	AA–	502,670
1,000	0.000%, 7/15/28 – AGC Insured	No Opt. Call	AA–	474,940
1,000	0.000%, 7/15/29 – AGC Insured	No Opt. Call	AA–	444,910

1,945	Springfield Center City Development Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Exposition Center, Series 2002A, 5.000%, 6/01/27 – AMBAC Insured	1/14 at 100.00	Aa3	1,950,738

4,500	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Series 2004, 5.000%, 3/01/24 – AMBAC Insured	3/14 at 100.00	Aa2	4,551,390

	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:
660	5.375%, 11/01/24	11/14 at 100.00	N/R	659,696
1,600	5.500%, 11/01/27	11/14 at 100.00	N/R	1,554,496

1,800	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.500%, 11/01/27	11/14 at 100.00	N/R	1,732,194

1,595	Texas County, Missouri, Certificates of Participation, Justice Center Project, Series 2006, 4.500%, 12/01/25 – AGC Insured	12/16 at 100.00	AA–	1,652,580

1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32	10/22 at 100.00	BBB	969,090
110,390	Total Tax Obligation/Limited			84,230,520

	Transportation – 3.3%

665	Guam International Airport Authority, Revenue Bonds, Series 2013B, 5.500%, 10/01/33 – AGM Insured	10/23 at 100.00	AA–	678,107

3,500	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2012A, 5.000%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	7/22 at 100.00	A–	3,417,050

2,000	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Series 2009A-2, 6.125%, 7/01/24	7/19 at 100.00	A–	2,330,880

3,210	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	A	3,777,400

	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A:
1,035	5.000%, 7/01/20 – AGM Insured	7/17 at 100.00	AA–	1,157,306
2,000	5.000%, 7/01/21 – AGM Insured	7/17 at 100.00	AA–	2,217,140
12,410	Total Transportation			13,577,883

	U.S. Guaranteed – 8.0% (5)

4,500	Cape Girardeau County, Missouri, Single Family Mortgage Revenue Bonds, Series 1983, 0.000%, 12/01/14 (ETM)	No Opt. Call	Aaa	4,489,245

	Columbia, Misouri, Special Obligation Electric Utility Improvement Bonds, Annual Appropriation Obligation, Series 2008A:
400	5.000%, 10/01/21 (Pre-refunded 10/01/17)	10/17 at 100.00	AA (5)	464,620
545	5.000%, 10/01/23 (Pre-refunded 10/01/17)	10/17 at 100.00	AA (5)	633,045

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (5) (continued)
$500	5.125%, 10/01/30 (Pre-refunded 10/01/17)	10/17 at 100.00	AA (5)	$583,140

	Cottleville, Missouri, Certificates of Participation, Series 2006:
200	5.125%, 8/01/26 (Pre-refunded 8/01/14)	8/14 at 100.00	N/R (5)	206,676
2,120	5.250%, 8/01/31 (Pre-refunded 8/01/14)	8/14 at 100.00	N/R (5)	2,192,546

1,025	Excelsior Springs School District, Missouri, Leasehold Revenue Bonds, Series 1994, 0.000%, 3/01/14 – AGM Insured (ETM)	No Opt. Call	AA– (5)	1,024,518

925	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Maincor Project, Series 2007A, 5.250%, 3/01/18 (ETM)	No Opt. Call	N/R (5)	1,024,327

4,000	Kansas City, Missouri, Special Facility Revenue Bonds, MCI Overhaul Base Project, Series 2005G, 4.750%, 9/01/28 (Pre-refunded 9/01/15) (Alternative Minimum Tax)	9/15 at 100.00	AA– (5)	4,305,400

2,600	Missouri Development Finance Board, Independence, Infrastructure Facilities Revenue Bonds, Water System Improvement Projects, Series 2004, 5.000%, 11/01/24 (Pre-refunded 11/01/14) – AMBAC Insured	11/14 at 100.00	A– (5)	2,714,634

500	Missouri Development Finance Board, Independence, Infrastructure Facilities Revenue Bonds, Water System Improvement Projects, Series 2009C, 5.750%, 11/01/29 (Pre-refunded 11/01/14)	11/14 at 100.00	A– (5)	525,495

2,300	Missouri Health and Educational Facilities Authority, Revenue Bonds, Jefferson Memorial Hospital Obligated Group, Refunding and Improvement Series 2004, 5.000%, 8/15/19 (Pre-refunded 8/15/14) – RAAI Insured	8/14 at 100.00	N/R (5)	2,378,361

2,770	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lake Regional Health System, Series 2003, 5.700%, 2/15/34 (Pre-refunded 2/15/14)	2/14 at 100.00	N/R (5)	2,802,298

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lester E. Cox Medical Center, Series 1992H:
1,000	0.000%, 9/01/17 – NPFG Insured (ETM)	No Opt. Call	A (5)	954,150
1,800	0.000%, 9/01/21 – NPFG Insured (ETM)	No Opt. Call	A (5)	1,462,698
2,385	0.000%, 9/01/22 – NPFG Insured (ETM)	No Opt. Call	A (5)	1,847,159

2,500	North Kansas City School District 74, Clay County, Missouri, General Obligation Bonds, Series 2005, 5.000%, 3/01/25 (Pre-refunded 3/01/15)	3/15 at 100.00	Aa2 (5)	2,649,475

2,055	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Projects, Series 2000A, 6.125%, 6/01/21 – AMBAC Insured (ETM)	2/14 at 100.00	N/R (5)	2,547,460

520	Union, Missouri, Certificates of Participation, Series 2006A, 5.200%, 7/01/23 (Pre-refunded 7/01/14)	7/14 at 100.00	N/R (5)	535,340
32,645	Total U.S. Guaranteed			33,340,587

	Utilities – 3.9%

235	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	227,882

425	Missouri Development Finance Board, Infrastructure Facilities Leasehold Revenue Bonds, City of Independence, Missouri, Annual Appropriation Electric System Revenue Bonds – Dogwood Project, Series 2012A, 5.000%, 6/01/26	6/22 at 100.00	AA–	451,376

1,000	Missouri Joint Municipal Electric Utility Commission, Iatan 2 Power Project Revenue Bonds, Series 2006A, 5.000%, 1/01/28 – AMBAC Insured	1/16 at 100.00	A2	1,028,910

	Missouri Joint Municipal Electric Utility Commission, Plum Point Project, Revenue Bonds, Series 2006:
1,500	5.000%, 1/01/16 – NPFG Insured	No Opt. Call	A	1,604,985
405	5.000%, 1/01/17 – NPFG Insured	1/16 at 100.00	A	431,791
285	5.000%, 1/01/19 – NPFG Insured	1/16 at 100.00	A	303,611
4,720	5.000%, 1/01/34 – NPFG Insured	1/16 at 100.00	A	4,746,715

2,025	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Series 2009A, 6.000%, 1/01/39	1/16 at 100.00	A2	2,157,901

	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds, MoPEP Facilities, Series 2012:
2,200	5.000%, 1/01/32	1/21 at 100.00	A2	2,249,962
2,000	5.000%, 1/01/37	1/21 at 100.00	A2	2,016,540

1,010	Missouri Joint Municipal Electric Utility Commission, Prairie State Power Project Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – AMBAC Insured	1/17 at 100.00	A	1,013,394
15,805	Total Utilities			16,233,067

	Water and Sewer – 6.6%

725	Cape Girardeau, Missouri, Waterworks System Refunding Revenue Bonds, Series 2012A, 3.375%, 1/01/26	1/20 at 100.00	A+	697,726

1,500	Carroll County Public Water Supply District 1, Missouri, Water System Revenue Bonds, Refunding Series 2009, 6.000%, 3/01/39	3/18 at 100.00	A	1,573,710

Nuveen Investments	49

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Missouri Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$1,370	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	Ba1	$1,357,793

745	Jefferson County Consolidated Public Water Supply District C1, Missouri, Waterworks Revenue Bonds, Refunding Series 2010, 4.125%, 12/01/24	12/17 at 100.00	A+	784,656

2,000	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Series 2009A, 5.250%, 1/01/34	1/19 at 100.00	AA	2,142,520

500	Kansas City, Missouri, Water Revenue Bonds, Refunding & Improvement Series 2009A, 5.250%, 12/01/32	12/18 at 100.00	AA+	542,270

1,500	Lincoln County Public Water Supply District 1, Missouri, Certificates of Participation, Refunding Series 2009, 6.750%, 6/15/35	6/16 at 100.00	A–	1,551,630

500	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2008A, 5.750%, 5/01/38	5/17 at 100.00	AAA	547,525

4,665	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2012A, 5.000%, 5/01/42	5/22 at 100.00	AAA	4,954,510

4,000	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2012B, 5.000%, 5/01/29	5/22 at 100.00	AAA	4,440,430

1,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Saint JosephSewerage System Improvement Projects, Series 2011E, 5.375%, 5/01/36	5/20 at 100.00	A	1,003,450

2,965	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Missouri-American Water Company, Series 2006, 4.600%, 12/01/36 – AMBAC Insured (Alternative Minimum Tax) (UB) (6)	12/16 at 100.00	AA+	2,931,792

470	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2001C, 5.000%, 7/01/23	1/14 at 100.00	Aaa	471,871

410	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2005C, 4.750%, 7/01/23	1/16 at 100.00	Aaa	442,501

1,000	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2008A, 5.750%, 1/01/29	1/19 at 100.00	Aaa	1,121,840

65	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control Revenue Bonds, State Revolving Fund Program – Multi-Participants, Series 1998B, 5.250%, 1/01/15	1/14 at 100.00	Aaa	65,275

2,070	North Central Missouri Regional Water Commission, Waterworks System Revenue Bonds, Series 2006, 5.000%, 1/01/37	1/17 at 100.00	N/R	2,028,248

590	Taney County Public Water Supply District 3, Missouri, Certificates of Participation, Refundind Series 2010, 4.500%, 7/01/25	7/15 at 101.00	A+	600,478
26,075	Total Water and Sewer			27,258,225
$439,623	Total Long-Term Investments (cost $406,400,792)			414,856,496

	Floating Rate Obligations – (0.5)%			(2,225,000)
	Other Assets Less Liabilities – 0.6%			2,617,865
	Net Assets – 100%			$415,249,361

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	On October 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 7.000% to 3.150%.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

50	Nuveen Investments

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Ohio Municipal Bond Fund

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 98.4%

	MUNICIPAL BONDS – 98.4%

	Consumer Staples – 4.3%

$250	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1, 5.000%, 6/01/16	No Opt. Call	A1	$267,348

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
6,850	5.125%, 6/01/24	6/17 at 100.00	B–	5,765,508
20,840	5.875%, 6/01/47	6/17 at 100.00	B	15,974,485
27,940	Total Consumer Staples			22,007,341

	Education and Civic Organizations – 4.8%

1,925	Miami University of Ohio, General Receipts Bonds, Series 2011, 5.000%, 9/01/36	9/21 at 100.00	AA	2,003,925

1,600	Ohio Higher Education Facilities Commission, General Revenue Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41	7/16 at 100.00	A+	1,605,312

910	Ohio Higher Education Facilities Commission, Revenue Bonds, Case Western Reserve University, Series 1990B, 6.500%, 10/01/20	No Opt. Call	AA–	1,072,226

400	Ohio Higher Education Facilities Commission, Revenue Bonds, College of Wooster Project, Series 2005, 5.000%, 9/01/20	9/15 at 100.00	A1	417,040

1,000	Ohio Higher Education Facilities Commission, Revenue Bonds, John Carroll University, Series 1997, 5.000%, 4/01/19	4/16 at 100.00	A3	1,060,710

1,000	Ohio Higher Education Facilities Commission, Revenue Bonds, Mount Union College, Series 2006, 5.000%, 10/01/31	10/16 at 100.00	A3	1,012,860

	Ohio Higher Education Facilities Commission, Revenue Bonds, Ohio Northern University, Series 2005:
760	5.000%, 5/01/20	5/15 at 100.00	Baa2	773,102
1,000	5.000%, 5/01/26	5/15 at 100.00	Baa2	992,200

	Ohio Higher Education Facilities Commission, Revenue Bonds, Wittenberg University, Series 2005:
1,505	5.000%, 12/01/24	12/15 at 100.00	B1	1,417,394
1,000	5.000%, 12/01/29	12/15 at 100.00	B1	891,410

	Ohio Higher Educational Facilities Commission, Revenue Bonds, Denison University Project, Series 2012:
1,140	5.000%, 11/01/27	5/22 at 100.00	AA	1,240,058
1,000	5.000%, 11/01/30	5/22 at 100.00	AA	1,062,790

645	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Refunding Series 2009, 5.375%, 12/01/29	12/18 at 100.00	A	706,727

1,250	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Tender Option Bond Trust 1144, 23.283%, 12/01/43 (IF) (4)	12/22 at 100.00	A	1,278,800

	Ohio Higher Educational Facilities Commission, Revenue Bonds, Wittenberg University, Series 2001:
1,200	5.500%, 12/01/21	6/14 at 100.00	B1	1,200,180
2,100	5.000%, 12/01/26	6/14 at 100.00	B1	1,935,402

500	Ohio Higher Educational Facility Commission, Higher Educational Facility Revenue Bonds, Xavier University Project, Series 2010, 5.000%, 5/01/40	5/20 at 100.00	A–	509,325

1,885	Ohio State Higher Education Facilities, Revenue Bonds, Case Western Reserve University, Series 2006, 5.000%, 12/01/44 – NPFG Insured	12/16 at 100.00	AA–	1,895,481

750	Ohio State, Higher Educational Facility Revenue Bonds, Baldwin-Wallace College Project, Series 2004, 5.000%, 12/01/13	No Opt. Call	A–	750,188

500	Ohio State, Higher Educational Facility Revenue Bonds, Otterbein College Project, Series 2008A, 5.500%, 12/01/28	12/18 at 100.00	A3	532,550

1,000	Ohio University at Athens, General Receipts Bonds, Series 2013, 5.000%, 12/01/39	12/22 at 100.00	Aa3	1,015,940

1,030	Port of Greater Cincinnati Development Authority, Ohio, Economic Development Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/25	10/16 at 100.00	A+	1,054,823

165	University of Cincinnati, Ohio, General Receipts Bonds, Series 2004A, 5.000%, 6/01/21 – AMBAC Insured	6/14 at 100.00	AA–	168,618
24,265	Total Education and Civic Organizations			24,597,061

Nuveen Investments	51

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Ohio Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care – 17.6%

	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health System, Series 2004A:
$1,220	5.250%, 11/15/31 – RAAI Insured	11/14 at 100.00	Baa1	$1,225,807
150	5.500%, 11/15/34 – RAAI Insured	11/14 at 100.00	Baa1	150,825

	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Healthcare Partners, Series 2010A:
3,050	5.250%, 6/01/38	6/20 at 100.00	AA–	3,102,064
250	5.000%, 6/01/38	6/20 at 100.00	AA–	248,253

500	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Healthcare Partners, Series 2010B, 4.125%, 9/01/20	No Opt. Call	AA–	546,880

	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
750	5.500%, 11/01/22	11/20 at 100.00	BBB+	830,625
3,440	5.500%, 11/01/40	11/20 at 100.00	BBB+	3,476,292

850	Butler County, Ohio, Hospital Faciliteis Revenue Bonds, Kettering Health Network Obligated Group Project, Series 2011, 5.625%, 4/01/41	No Opt. Call	A	881,442

1,600	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013, 5.000%, 6/15/43	6/23 at 100.00	Baa2	1,518,416

	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2009:
3,000	5.000%, 11/01/34	11/19 at 100.00	Aa2	3,050,610
3,000	5.250%, 11/01/40	11/19 at 100.00	Aa2	3,070,320

	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Series 2008A:
365	4.750%, 11/01/23	11/18 at 100.00	Aa2	392,736
3,180	5.000%, 11/01/40	11/18 at 100.00	Aa2	3,182,608

640	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	AA+	643,744

4,830	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Tender Option Bond Trust 11-21B, 9.416%, 11/15/41 (IF) (4)	11/21 at 100.00	AA+	4,886,511

500	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2010C, 4.500%, 12/01/37	12/20 at 100.00	Aa2	465,940

470	Hancock County, Ohio, Hospital Revenue Bonds, Blanchard Valley Regional Health Center, Series 2011A, 6.250%, 12/01/34	6/21 at 100.00	A2	506,237

750	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.625%, 8/15/29	8/18 at 100.00	A3	781,365

	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2008D:
400	5.000%, 11/15/38	11/18 at 100.00	AA	402,084
305	5.125%, 11/15/40	11/18 at 100.00	AA	307,983

3,240	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA	3,530,434

2,530	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/26	5/16 at 100.00	A	2,589,683

930	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	929,256

7,000	Montgomery County, Ohio, Hospital Facilities Revenue Refunding and Improvement Bonds, Kettering Medical Center, Series 1996, 6.250%, 4/01/20 – NPFG Insured	No Opt. Call	A	8,102,290

750	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Refunding Series 2009A, 5.000%, 5/01/39	5/19 at 100.00	A+	728,430

2,270	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/32	5/14 at 100.00	A+	2,273,269

100	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.250%, 10/01/33	10/18 at 100.00	A+	112,624

2,000	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/44	2/23 at 100.00	BB+	1,568,040

2,480	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health System Project, Series 2010, 5.250%, 11/15/40 – AGM Insured	5/20 at 100.00	AA–	2,511,942

2,020	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Series 2009A, 5.500%, 1/01/39	1/19 at 100.00	Aa2	2,196,750

	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3551:
700	19.915%, 1/01/17 (IF)	No Opt. Call	Aa2	781,368
5,625	20.365%, 1/01/33 (IF)	1/19 at 100.00	Aa2	7,593,750

2,280	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3591, 20.523%, 1/01/17 (IF)	No Opt. Call	Aa2	3,078,000

2,000	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Series 2012C, 4.125%, 1/15/42	1/17 at 100.00	A	1,645,680

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Series 2013A:
$1,465	5.000%, 1/15/28 (WI/DD, Settling 12/10/13)	1/23 at 100.00	A	$1,507,646
4,390	5.000%, 1/15/29 (WI/DD, Settling 12/10/13)	1/23 at 100.00	A	4,484,956

3,235	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006, 5.250%, 11/15/36	11/16 at 100.00	A–	3,260,039

	Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health System Series 2008:
500	5.500%, 12/01/28	12/18 at 100.00	A–	527,800
1,305	5.750%, 12/01/35	12/18 at 100.00	A–	1,375,287

800	Scioto County, Ohio, Hospital Facilities Refunding Revenue Bonds, Southern Ohio Medical Center, Series 2008, 5.750%, 2/15/38	2/18 at 100.00	A2	824,760

2,000	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012, 6.000%, 12/01/42	12/22 at 100.00	N/R	1,920,500

	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood County Hospital Project, Series 2012:
3,500	5.000%, 12/01/37	No Opt. Call	Baa2	3,301,655
5,500	5.000%, 12/01/42	No Opt. Call	Baa2	5,129,960
85,870	Total Health Care			89,644,861

	Housing/Multifamily – 1.6%

500	Bowling Green, Ohio, Student Housing Revenue Bonds, CFP I LLC – Bowling Green State University Project, Series 2010, 5.750%, 6/01/31	6/20 at 100.00	BBB–	520,605

890	Clark County, Ohio, Multifamily Housing Revenue Bonds, Church of God Retirement Home, Series 1998, 6.250%, 11/01/30 (Alternative Minimum Tax)	5/14 at 100.00	N/R	758,556

1,805	Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing Revenue Bonds, Canterbury Court Project, Series 2007, 5.500%, 10/20/42 (Alternative Minimum Tax)	10/18 at 101.00	Aa1	1,853,789

2,175	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower Apartments Project, Series 2007, 5.250%, 9/20/47 (Alternative Minimum Tax)	9/17 at 102.00	AA+	2,206,799

3,000	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (Alternative Minimum Tax)	11/17 at 102.00	Aa1	3,006,090
8,370	Total Housing/Multifamily			8,345,839

	Housing/Single Family – 0.2%

125	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2008F, 5.450%, 9/01/33	3/18 at 100.00	Aaa	129,455

600	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2009C, 5.200%, 9/01/29	9/18 at 100.00	Aaa	622,176
725	Total Housing/Single Family			751,631

	Industrials – 2.3%

500	Cleveland-Cuyahoga County Port Authority, Ohio, Common Bond Fund Revenue Bonds, Cleveland Christian Home Project, Series 2002C, 5.950%, 5/15/22	5/14 at 100.00	BBB+	494,275

230	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Bond Fund Program – Columbia National Group Project, Series 2005D, 5.000%, 5/15/20 (Alternative Minimum Tax)	11/15 at 100.00	BBB+	224,287

75	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Port Cleveland Bond Fund, Series 1997A, 5.800%, 5/15/27 (Alternative Minimum Tax)	1/14 at 100.00	BBB+	73,558

3,500	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB–	3,478,475

	Ohio State, Economic Development Revenue Bonds, Enterprise Bond Fund Loan Pool, Series 2002-4:
115	5.000%, 6/01/15 (Alternative Minimum Tax)	6/14 at 100.00	AA+	117,364
675	5.450%, 6/01/22 (Alternative Minimum Tax)	6/14 at 100.00	AA+	689,135

1,020	Ohio State, Economic Development Revenue Bonds, Enterprise Bond Fund Loan Pool, Series 2002-7, 5.850%, 12/01/22 (Alternative Minimum Tax)	1/14 at 100.00	AA+	1,053,558

	Ohio State, Economic Development Revenue Bonds, Ohio Enterprise Bond Fund, Shearer’s Foods Inc. Project, Series 2009-5:
1,455	5.000%, 6/01/22	12/19 at 100.00	AA+	1,622,965
1,645	5.000%, 12/01/24	12/19 at 100.00	AA+	1,790,451

Nuveen Investments	53

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Ohio Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Industrials (continued)

$1,600	Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds, CSX Transportation Inc., Series 1992, 6.450%, 12/15/21	No Opt. Call	Baa2	$1,934,928
10,815	Total Industrials			11,478,996

	Long-Term Care – 1.2%

800	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2005A, 5.000%, 7/01/26	7/15 at 100.00	BBB–	801,416

1,505	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB–	1,567,458

190	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Series 2002A, 5.125%, 7/01/22 – RAAI Insured	1/14 at 100.00	BBB–	190,120

400	Hamilton County, Ohio, Health Care Revenue Refunding Bonds, Life Enriching Communities Project, Series 2006A, 5.000%, 1/01/27	1/17 at 100.00	BBB	402,312

3,080	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	3,203,354
5,975	Total Long-Term Care			6,164,660

	Tax Obligation/General – 13.8%

2,325	Adams County-Ohio Valley School District, Adams and Highland Counties, Ohio, Unlimited Tax School Improvement General Obligation Bonds, Series 1995, 7.000%, 12/01/15 – NPFG Insured	No Opt. Call	A	2,465,384

600	Anthony Wayne Local School District, Lucas, Wood and Fulton Counties, Ohio, School Facilities Construction and Improvement Bonds, Series 1995, 0.000%, 12/01/13 – FGIC Insured	No Opt. Call	Aa3	599,988

25	Barberton City School District, Summit County, Ohio, General Obligation Bonds, School Improvement Series 2008, 5.250%, 12/01/31	6/18 at 100.00	AA	26,976

1,000	Beavercreek City School District, Ohio, General Obligation Bonds, Series 2009, 5.000%, 12/01/36	6/19 at 100.00	Aa1	1,052,000

630	Buckeye Valley Local School District, Ohio, Unlimited Tax General Obligation Bonds, Series 1995A, 6.850%, 12/01/15 – NPFG Insured	No Opt. Call	A	664,574

1,180	Canal Winchester Local School District, Franklin and Fairfield Counties, Ohio, General Obligation Bonds, Series 2005B, 0.000%, 12/01/33 – NPFG Insured	No Opt. Call	Aa3	460,353

300	Cincinnati City School District, Hamilton County, Ohio, General Obligation Bonds, School Improvement, Refunding Series 2010, 5.250%, 6/01/21	6/20 at 100.00	Aa2	349,626

	Cincinnati City School District, Hamilton County, Ohio, General Obligation Bonds, Series 2006:
535	5.250%, 12/01/19 – FGIC Insured	No Opt. Call	AA+	637,656
380	5.250%, 12/01/27 – FGIC Insured	No Opt. Call	AA+	446,622

150	Cincinnati, Ohio, General Obligation Bonds, Various Purpose Series 2009A, 4.500%, 12/01/29	6/19 at 100.00	AA+	156,231

1,000	Clyde-Green Springs Exempt Village School District, Summit County, Ohio, General Obligation Bonds, Series 2008, 5.000%, 12/01/27 – AGM Insured	6/18 at 100.00	Aa2	1,059,200

1,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006, 0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA+	530,530

1,345	Cuyahoga County, Ohio, Limited Tax General Obligation Bonds, Series 1993, 5.650%, 5/15/18	No Opt. Call	AAA	1,493,892

750	Cuyahoga Falls, Ohio, General Obligation Bonds, Various Purpose Refunding Series 2009, 4.250%, 12/01/34	12/17 at 100.00	Aa2	761,040

1,005	Findlay, Ohio, General Obligation Bonds, Series 2004, 5.250%, 7/01/15 – NPFG Insured	7/14 at 100.00	AA	1,034,366

	Franklin County, Ohio, General Obligation Bonds, Series 2007:
690	4.500%, 12/01/27	12/17 at 100.00	AAA	725,990
3,160	5.000%, 12/01/28	12/17 at 100.00	AAA	3,439,439

400	Gahanna, Ohio, General Obligation Bonds, Various Purpose Series 2007, 5.000%, 12/01/27 – NPFG Insured	12/17 at 100.00	AA+	432,336

	Graham Local School District, Champaign and Shelby Counties, Ohio, General Obligation Bonds, School Improvement Series 2013:
500	0.000%, 12/01/29	No Opt. Call	A-1	233,160
850	0.000%, 12/01/30	No Opt. Call	Aa2	371,059

1,000	Greene County, Ohio, General Obligation Bonds, General Infrastructure Series 2007, 5.250%, 12/01/26 – AMBAC Insured	12/17 at 100.00	Aa2	1,094,290

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

	Highland Local School District, Morrow and Delaware Counties, Ohio, General Obligation Bonds, School Facilities Construction and Improvement Series 2008:
$100	0.000%, 12/01/22	No Opt. Call	Aa2	$74,536
1,000	5.375%, 12/01/33	12/18 at 100.00	Aa2	1,097,970

1,095	Hilliard, Ohio, General Obligation Bonds, Various Purpose Series 2012, 5.000%, 12/01/23	12/22 at 100.00	Aa1	1,258,155

	Indian Creek Local School District, Jefferson County, Ohio, General Obligation Bonds, School Facilities Construction and Improvements, Series 2009:
1,750	5.000%, 12/01/34	6/19 at 100.00	Aa2	1,826,038
1,100	5.125%, 12/01/36	6/19 at 100.00	Aa2	1,147,355

1,095	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, School improvement Series 2012, 0.000%, 12/01/27	6/19 at 100.00	Aa1	590,555

755	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2011, 5.000%, 12/01/19	No Opt. Call	Aa1	882,640

1,560	Kettering City School District, Montgomery County, Ohio, General Obligation Bonds, Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	Aa2	1,784,266

395	Lake County, Ohio, Limited Tax Sewer District Improvement Bonds, Series 2000, 5.600%, 12/01/20	No Opt. Call	Aa1	458,591

1,725	Lakewood City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/30 – FGIC Insured	12/17 at 100.00	Aa2	1,824,498

1,000	Lorain, Ohio, General Obligation Bonds, Pellet Terminal Improvement Series 2008, 6.750%, 12/01/28 – AMBAC Insured	1/14 at 100.00	A3	1,107,900

2,380	Lucas County, Ohio, General Obligation Bonds, Various Purpose Series 2010, 5.000%, 10/01/40	10/18 at 100.00	Aa2	2,421,864

1,855	Marysville Exempted Village School District, Union County, Ohio, General Obligation Bonds, Series 2006, 5.000%, 12/01/24 – AGM Insured	12/15 at 100.00	AA–	1,999,560

1,000	Mason City School District, Warren and Butler Counties, Ohio, General Obligation Bonds, Refunding Series 2013A, 0.000%, 12/01/22	No Opt. Call	Aa1	740,860

1,000	Maumee City School District, Lucas County, Ohio, General Obligation Bonds, Capital Apprication Refunding Series 2012, 0.000%, 12/01/23	No Opt. Call	AA–	695,430

1,000	Milford Exempted Village School District, Ohio, General Obligation Bonds, Series 2008, 5.250%, 12/01/36	12/18 at 100.00	Aa3	1,049,350

1,265	Monroe Local School District, Butler County, Ohio, General Obligation Bonds, Series 2002, 5.750%, 12/01/20 – AMBAC Insured	No Opt. Call	Baa1	1,482,428

275	Napoleon City School District, Henry County, Ohio, General Obligation Bonds, Facilities Construction & Improvement Series 2012, 5.000%, 12/01/36	6/22 at 100.00	Aa3	283,060

2,500	New Albany Plain Local School District, Franklin County, Ohio, General Obligation Bonds, Refunding School Improvement Series 2013, 4.000%, 12/01/43	12/22 at 100.00	AA+	2,216,350

1,585	New Albany, Ohio, General Obligation Bonds, Series 2012, 5.000%, 12/01/29	6/22 at 100.00	Aa1	1,720,930

530	Newark, Ohio, General Obligation Bonds, Storm Sewer Improvement Series 2009, 5.500%, 12/01/34	12/19 at 100.00	Aa3	569,729

	Oak Hills Local School District, Hamilton County, Ohio, General Obligation Bonds, Refunding Series 2005:
3,740	5.000%, 12/01/23 – AGM Insured	12/15 at 100.00	AA–	4,020,575
500	5.000%, 12/01/24 – AGM Insured	12/15 at 100.00	AA–	535,965
1,000	5.000%, 12/01/25 – AGM Insured	12/15 at 100.00	AA–	1,071,930

925	Oakwood City School District, Montgomery County, Ohio, General Obligation Bonds, Series 2012, 0.000%, 12/01/21	No Opt. Call	Aa2	710,372

3,280	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2012A, 5.000%, 9/15/23	No Opt. Call	AA+	3,912,679

1,000	Ohio, General Obligation Bonds, Infrastructure Improvements, Refunding Series 2002A, 5.500%, 2/01/20	No Opt. Call	AA+	1,203,670

1,000	Olmsted Falls City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/35 – SYNCORA GTY Insured	6/17 at 100.00	A+	1,019,780

1,500	Pettisville Local School District, Fulton County, Ohio, General Obligation Bonds, School Facilities Construction and Improvement Bonds, Series 2009, 5.000%, 12/01/36	6/19 at 100.00	Aa2	1,555,455

600	Saint Marys City School District, Auglaize County, Ohio, General Obligation Bonds, School Facilities Construction and Improvement, Series 2008, 5.000%, 12/01/28 – AGM Insured	6/18 at 100.00	Aa2	624,282

755	Sidney City School District, Shelby County, Ohio, General Obligation Bonds, Refunding Series 2007, 4.375%, 12/01/27 – FGIC Insured	12/17 at 100.00	Aa3	760,655

1,710	South Euclid, Ohio, General Obligation Bonds, Real Estate Acquisition and Urban Redevelopment, Series 2012, 5.000%, 6/01/32	6/22 at 100.00	Aa2	1,800,733

Nuveen Investments	55

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Ohio Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$30	Strongsville, Ohio, Limited Tax General Obligation Various Purpose Improvement Bonds, Series 1996, 5.950%, 12/01/21	1/14 at 100.00	Aaa	$30,142

3,435	Summit County, Ohio, General Obligation Bonds, Series 2002R, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	Aa1	4,183,040

1,300	Sylvania City School District, Lucas County, Ohio, General Obligation Bonds, School Improvement Series 1995, 5.250%, 12/01/36 – AGC Insured	6/17 at 100.00	AA–	1,391,715

735	Symmes Township, Hamilton County, Ohio, General Obligation Bonds, Parkland Acquistion & Improvment Series 2010, 5.250%, 12/01/37	12/20 at 100.00	Aa1	786,942

1,000	Vandalia Butler City School District, Montgomery County, Ohio, General Obligation Bonds, School Improvment Series 2009, 5.125%, 12/01/37	6/19 at 100.00	Aa3	1,032,180

500	Wadsworth City School District, Medina County, Ohio, General Obligation Bonds, School Improvement Series 2009, 5.000%, 12/01/37 – AGC Insured	12/17 at 100.00	AA–	512,380

2,000	West Clermont Local School District, Clermont County, Ohio, General Obligation Bonds, Series 2008, 5.000%, 12/01/31 – AGM Insured	12/18 at 100.00	AA–	2,120,240
68,800	Total Tax Obligation/General			70,539,512

	Tax Obligation/Limited – 18.7%

	Blue Ash, Ohio, Tax Increment Financing Revenue Bonds, Duke Realty Ohio, Series 2006:
950	5.000%, 12/01/25	12/16 at 102.00	N/R	951,520
1,165	5.000%, 12/01/30	12/16 at 102.00	N/R	1,091,395
650	5.000%, 12/01/35	12/16 at 102.00	N/R	569,725

1,150	Cincinnati, Ohio, Economic Development Revenue Bonds, Keystone Parke Project, Series 2008A, 5.000%, 11/01/38	11/14 at 100.00	AA	1,169,987

	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges and Roadways Improvements, Subordinate Lien Series 2013A-2:
990	5.000%, 10/01/27	10/23 at 100.00	AA	1,078,229
1,150	5.000%, 10/01/30	10/23 at 100.00	AA	1,223,462
1,205	5.000%, 10/01/31	10/23 at 100.00	AA	1,266,094

2,600	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, R.I.T.A. Project, Series 2004, 5.000%, 11/15/19 – RAAI Insured	11/14 at 100.00	A-	2,652,104

	Columbiana Exempted Village School District, Columbiana County, Ohio, Certificates of Participation, Series 2010:
1,400	5.000%, 12/01/26 – AGM Insured	12/20 at 100.00	AA–	1,501,136
1,645	5.000%, 12/01/28 – AGM Insured	12/20 at 100.00	AA–	1,745,756

	Columbus-Franklin County Finance Authority, Ohio, Development Revenue Bonds, Hubbard Avenue Parking Facility Project, Series 2012A:
500	4.500%, 12/01/27	12/19 at 100.00	BBB	460,880
685	5.000%, 12/01/32	12/19 at 100.00	BBB	622,391
555	5.000%, 12/01/36	12/19 at 100.00	BBB	486,236

	Cuyhoga County, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, Medical Mart- Convention Center Project, Series 2010F:
2,710	5.250%, 12/01/25	12/20 at 100.00	Aa2	2,998,534
3,250	5.000%, 12/01/27	12/20 at 100.00	Aa2	3,467,653

1,700	Delaware County District Library, Delaware, Franklin, Marion, Morrow and Union Counties, Ohio, Library Fund Library Facilities Special Obligation Notes, Series 2009, 5.000%, 12/01/34	12/19 at 100.00	Aa2	1,764,209

5,615	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Anticipation Bonds, Series 2005, 5.000%, 12/01/25 – AMBAC Insured	12/15 at 100.00	Aaa	6,044,379

	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Refunding Anticipation Bonds, Series 2007:
2,215	5.000%, 12/01/26	12/17 at 100.00	Aaa	2,443,588
2,000	5.000%, 12/01/27	12/17 at 100.00	Aaa	2,195,720

870	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	868,034

	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1:
3,285	5.000%, 1/01/29	1/22 at 100.00	A	3,413,279
1,220	5.000%, 1/01/42	1/22 at 100.00	A	1,189,390

1,670	Greater Cleveland Regional Transit Authority, Ohio, General Obligation Bonds, Capital Improvement Refunding Series 2004, 5.000%, 12/01/17 – NPFG Insured	12/14 at 100.00	Aa2	1,745,935

	Hamilton County Convention Facilities Authority, Ohio, First Lien Revenue Bonds, Series 2004:
2,300	5.000%, 12/01/20 – FGIC Insured	6/14 at 100.00	A+	2,347,380
2,535	5.000%, 12/01/22 – FGIC Insured	6/14 at 100.00	A+	2,589,173

56	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$5,800	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 5.000%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A+	$5,948,480

	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B:
500	0.000%, 12/01/26 – AMBAC Insured	No Opt. Call	A+	271,040
3,300	0.000%, 12/01/28 – AMBAC Insured	No Opt. Call	A+	1,579,941
1,750	0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA–	857,710

	Hamilton County, Ohio, Sales Tax Revenue Bonds, Refunding Series 2011A:
1,235	5.000%, 12/01/25	12/21 at 100.00	A+	1,330,132
5,375	5.000%, 12/01/31	12/21 at 100.00	A+	5,539,421

2,750	Hudson City School District, Ohio, Certificates of Participation, Series 2012, 4.000%, 6/01/34 – NPFG Insured	6/22 at 100.00	Aa3	2,508,550

16,260	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38 (Mandatory put 1/01/23)	1/23 at 100.00	AA	16,532,518

	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Tender Option Bond Trust 1157:
2,185	17.355%, 1/01/38 (Mandatory put 1/01/23) (IF) (4)	1/23 at 100.00	AA	2,331,482
425	17.288%, 1/01/38 (Mandatory put 1/01/23) (IF) (4)	1/23 at 100.00	AA	453,377

475	Mahoning Career and Technology Center, Ohio, Certificate of Participation, Series 2009B, 4.750%, 12/01/36	12/17 at 100.00	AA–	481,916

	Mayfield City School District, Ohio, Certificates of Participation, Middle School Project, Series 2009B:
435	0.000%, 9/01/27	No Opt. Call	Aa2	237,871
855	0.000%, 9/01/28	No Opt. Call	Aa2	443,608
2,635	5.000%, 9/01/31	9/19 at 100.00	Aa2	2,702,324

2,015	Milton Union Exempt Village School District, Ohio, Special Limited Obligation Bonds, Series 2009, 5.000%, 12/01/32	12/19 at 100.00	A+	2,093,283

	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C:
1,100	5.000%, 10/01/23	10/22 at 100.00	A1	1,230,449
110	5.000%, 10/01/24	10/22 at 100.00	A1	120,822

	Princeton City School District, Hamilton County, Ohio, Certificates of Participation, Series 2013:
610	5.000%, 12/01/33	12/22 at 100.00	AA–	617,052
1,305	5.000%, 12/01/42	12/22 at 100.00	AA–	1,312,517

400	Riversouth Authority, Ohio, Lazarus Building Redevelopment Bonds, Series 2007A, 5.750%, 12/01/27	12/17 at 100.00	N/R	380,940

	Riversouth Authority, Ohio, Riversouth Area Redevelopment Bonds, Refunding Series 2012A:
1,400	5.000%, 12/01/23	12/22 at 100.00	AA+	1,571,346
800	5.000%, 12/01/24	12/22 at 100.00	AA+	887,328
95,735	Total Tax Obligation/Limited			95,318,296

	Transportation – 5.8%

	Cleveland, Ohio, Airport System Revenue Bonds, Series 2012A:
7,000	5.000%, 1/01/29	No Opt. Call	A–	7,078,610
1,000	5.000%, 1/01/30	1/22 at 100.00	A–	998,860
3,450	5.000%, 1/01/31 – AGM Insured	1/22 at 100.00	AA–	3,481,844

1,000	Columbus Regional Airport Authority, Ohio, Revenue Bonds, Refunding Series 2007, 5.000%, 1/01/28 – NPFG Insured	1/17 at 100.00	A+	1,060,130

	Dayton, Ohio, Airport Revenue Bonds, James M. Cox International Airport, Series 2003C:
1,025	5.250%, 12/01/27 – RAAI Insured (Alternative Minimum Tax)	1/14 at 100.00	A–	1,025,513
1,000	5.350%, 12/01/32 – RAAI Insured (Alternative Minimum Tax)	1/14 at 100.00	A–	999,980

10,000	Ohio Turnpike Commission, Revenue Refunding Bonds, Series 1998A, 5.500%, 2/15/24 – FGIC Insured	No Opt. Call	AA	12,086,400

2,450	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.250%, 2/15/39	2/23 at 100.00	A+	2,564,562
26,925	Total Transportation			29,295,899

	U.S. Guaranteed – 12.3% (5)

3,590	Canal Winchester Local School District, Franklin and Fairfield Counties, Ohio, General Obligation Bonds, Series 2005B, 5.000%, 12/01/27 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	Aa3 (5)	3,844,208

2,515	Canton City School District, Stark County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/19 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	A (5)	2,693,867

295	Central Ohio Solid Waste Authority, General Obligation Bonds, Series 2004A, 5.000%, 12/01/15 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	AAA	302,260

Nuveen Investments	57

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Ohio Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (5) (continued)

$1,380	Columbus, Ohio, Tax Increment Financing Bonds, Easton Project, Series 2004A, 5.000%, 12/01/25 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	N/R (5)	$1,413,962

1,235	Dayton, Ohio, Airport Revenue Bonds, James M. Cox International Airport, Series 2005B, 5.000%, 12/01/14 – SYNCORA GTY Insured (ETM)	No Opt. Call	A– (5)	1,294,823

1,170	Dayton, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/15 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	Aa2 (5)	1,200,280

1,000	Fairview Park, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/25 (Pre-refunded 12/01/15) – NPFG Insured	12/15 at 100.00	Aa2 (5)	1,093,550

1,680	Hebron, Ohio, Mortgage Revenue Bonds, Waterworks System Improvements, Series 2004, 5.875%, 12/01/25 (Pre-refunded 6/01/14)	6/14 at 100.00	N/R (5)	1,728,770

2,500	Hubbard Exempt Village School District, Trumbull County, Ohio, General Obligation Bonds, Classroom Facilities Improvements, Series 2007, 5.000%, 12/01/34 (Pre-refunded 6/01/17) – CIFG Insured	6/17 at 100.00	A+ (5)	2,866,175

1,400	Kent City School District, Portage County, Ohio, General Obligation Library Improvement Bonds, Series 2004, 5.000%, 12/01/20 (Pre-refunded 12/01/14) – FGIC Insured	12/14 at 100.00	AA (5)	1,467,816

	Kings Local School District, Warren County, Ohio, General Obligation Bonds, School Improvement Series 2005:
1,000	5.000%, 12/01/22 (Pre-refunded 12/01/15) – NPFG Insured	12/15 at 100.00	Aaa	1,093,550
1,480	5.000%, 12/01/24 (Pre-refunded 12/01/15) – NPFG Insured	12/15 at 100.00	Aaa	1,618,454

1,260	Lancaster, Ohio, Wastewater System Improvement Revenue Bonds, Series 2004, 5.000%, 12/01/25 (Pre-refunded 12/01/14) – AMBAC Insured	12/14 at 100.00	N/R (5)	1,321,034

1,000	Mason City School District, Warren and Butler Counties, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/31 (Pre-refunded 6/01/17)	6/17 at 100.00	Aa1 (5)	1,149,850

5,610	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2001, 5.375%, 9/01/21 (ETM)	No Opt. Call	N/R (5)	5,634,179

	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2009A:
2,000	6.250%, 11/15/33 (Pre-refunded 11/15/14)	11/14 at 100.00	Aa3 (5)	2,115,780
1,125	6.250%, 11/15/39 (Pre-refunded 11/15/14)	11/14 at 100.00	Aa3 (5)	1,190,126

	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Series 2004:
1,315	5.000%, 12/01/25 (Pre-refunded 12/01/14) – AMBAC Insured	12/14 at 100.00	A (5)	1,378,699
1,060	5.000%, 12/01/27 (Pre-refunded 12/01/14) – AMBAC Insured	12/14 at 100.00	A (5)	1,111,346

1,900	Ohio State Building Authority, State Facilities Bonds, Administrative Building Fund Projects, Series 2005A, 5.000%, 4/01/25 (Pre-refunded 4/01/15) – AGM Insured	4/15 at 100.00	AA (5)	2,020,289

3,135	Ohio State Building Authority, State Facilities Bonds, Adult Correctional Building Fund Project, Series 2005A, 5.000%, 4/01/23 (Pre-refunded 4/01/15) – AGM Insured	4/15 at 100.00	AA (5)	3,333,477

1,650	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, University Hospitals Health System, Series 2009, 6.750%, 1/15/39 (Pre-refunded 1/15/15)	1/15 at 100.00	A (5)	1,771,671

	Ohio University at Athens, Subordinate Lien General Receipts Bonds, Series 2004:
1,855	5.000%, 12/01/21 (Pre-refunded 6/01/14) – NPFG Insured	6/14 at 100.00	Aa3 (5)	1,900,652
1,900	5.000%, 12/01/23 (Pre-refunded 6/01/14) – NPFG Insured	6/14 at 100.00	Aa3 (5)	1,946,759

1,960	Ohio Water Development Authority, Loan Revenue Bonds, Pure Water Development, Series 1990I, 6.000%, 12/01/16 – AMBAC Insured (ETM)	No Opt. Call	Aaa	2,097,592

530	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, State Match, Series 2008, 5.000%, 6/01/28 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	AAA	622,178

	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Water Quality Project, Series 2005B:
1,000	5.000%, 6/01/25 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	1,070,810
645	5.000%, 6/01/25 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	690,672

730	Ohio, General Obligation Bonds, Common Schools, Series 2004B, 5.000%, 3/15/21 (Pre-refunded 3/15/14)	3/14 at 100.00	AA+ (5)	740,505

1,845	Ohio, General Obligation Bonds, Infrastructure Improvement Series 2005A, 5.000%, 9/01/16 (Pre-refunded 3/01/15)	3/15 at 100.00	AA+ (5)	1,955,313

	Ohio, State Appropriation Lease Bonds, Parks and Recreation Capital Facilities, Series 2005A-II:
1,000	5.250%, 2/01/19 (Pre-refunded 2/01/15) – AGM Insured	2/15 at 100.00	AA (5)	1,059,010
1,000	5.250%, 2/01/20 (Pre-refunded 2/01/15) – AGM Insured	2/15 at 100.00	AA (5)	1,059,010

400	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obligation Bonds, Series 2004A, 5.250%, 12/01/21 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA+ (5)	410,352

1,495	Otsego Local School District, Wood, Henry and Lucas Counties, Ohio, General Obligation Bonds, Series 2004, 5.375%, 12/01/22 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	Aa3 (5)	1,573,039

58	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (5) (continued)

$1,000	Riversouth Authority, Ohio, Riversouth Area Redevelopment Bonds, Series 2004A, 5.250%, 12/01/17 (Pre-refunded 6/01/14)	6/14 at 100.00	AA+ (5)	$1,025,880

1,510	University of Cincinnati, Ohio, General Receipts Bonds, Series 2004A, 5.000%, 6/01/21 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	Aa3 (5)	1,547,161

	University of Cincinnati, Ohio, General Receipts Bonds, Series 2004D:
1,325	5.000%, 6/01/24 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	AA– (5)	1,357,608
1,005	5.000%, 6/01/26 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	AA– (5)	1,029,733

1,025	University of Cincinnati, Ohio, General Receipts Bonds, Series 2004E, 5.000%, 6/01/21 (Pre-refunded 12/01/14) – AMBAC Insured	12/14 at 100.00	AA– (5)	1,074,651
59,525	Total U.S. Guaranteed			62,805,091

	Utilities – 6.4%

	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2008A:
1,000	5.000%, 2/15/31	2/18 at 100.00	A1	1,018,540
5,000	5.250%, 2/15/43	2/18 at 100.00	A1	5,059,550

	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B:
4,740	0.000%, 11/15/34 – NPFG Insured	No Opt. Call	A	1,535,618
2,000	5.000%, 11/15/38 – NPFG Insured	5/18 at 100.00	A	2,011,860
7,500	0.000%, 11/15/38 – NPFG Insured	No Opt. Call	A	1,795,575

1,000	Hamilton, Ohio, Electric System Revenue Bonds, Refunding Series 2002A, 4.300%, 10/15/16 – AGM Insured	10/15 at 101.00	A2	1,076,680

2,800	Ohio Air Quality Development Authority, Air Quality Revenue Refunding Bonds, Columbus Southern Power Company Project, Series 2009B, 5.800%, 12/01/38 (Mandatory put 12/01/19)	12/19 at 100.00	Baa1	2,924,124

500	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2010A, 3.375%, 7/01/33 (Mandatory put 7/01/15)	No Opt. Call	BBB–	514,860

500	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, FirstEnergy Generation Corp. Project, Series 2009A, 5.700%, 8/01/20	No Opt. Call	BBB–	550,855

4,400	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	4,801,060

	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville Hydroelectric Project – Joint Venture 5, Series 2004:
1,000	5.000%, 2/15/20 – AMBAC Insured	2/14 at 100.00	A1	1,008,940
5,450	5.000%, 2/15/21 – AMBAC Insured	2/14 at 100.00	A1	5,496,925
1,640	5.000%, 2/15/22 – AMBAC Insured	2/14 at 100.00	A1	1,653,596
3,295	5.000%, 2/15/23 – AMBAC Insured	2/14 at 100.00	A1	3,321,261
40,825	Total Utilities			32,769,444

	Water and Sewer – 9.4%

1,390	Akron, Ohio, Waterworks System Mortgage Revenue Improvement and Refunding Bonds, Series 2009, 5.000%, 3/01/34 – AGC Insured	3/19 at 100.00	A3	1,413,644

1,730	Butler County, Ohio, Sewerage System Revenue Bonds, Series 2005, 5.000%, 12/01/23 – AGM Insured	No Opt. Call	Aa3	1,987,787

4,355	Cincinnati, Ohio, Water System Revenue Bonds, Series 2007B, 5.000%, 12/01/32	12/17 at 100.00	AAA	4,636,202

865	City of Marysville, Ohio, Water System Mortgage Revenue Bonds, Series 2007, 5.000%, 12/01/32 – AMBAC Insured	12/17 at 100.00	A1	896,140

	Cleveland, Ohio, Water Revenue Bonds, Second Lien Series 2012A:
1,500	5.000%, 1/01/24	1/22 at 100.00	Aa2	1,710,540
775	5.000%, 1/01/26	1/22 at 100.00	Aa2	864,931
1,000	5.000%, 1/01/27	1/22 at 100.00	Aa2	1,103,360

10,330	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 – NPFG Insured	No Opt. Call	Aa1	12,232,786

930	Hamilton County, Ohio, Sewer System Revenue and Improvement Bonds, Metropolitan Sewer District of Greater Cincinnati, Series 2006A, 5.000%, 12/01/26 – NPFG Insured	12/16 at 100.00	AA+	1,041,051

450	Ironton, Ohio, Sewer System Improvement Revenue Bonds, Series 2011, 5.250%, 12/01/40 – AGM Insured	12/20 at 100.00	A2	464,355

1,745	Lebanon, Ohio, Waterworks System Revenue Bonds, Improvement and Refunding Series 2012, 5.000%, 12/01/31	12/21 at 100.00	Aa3	1,836,647

5,590	Marysville, Ohio, Wastewater Treatement System Revenue Bonds, Series 2007, 4.750%, 12/01/47 – SYNCORA GTY Insured	12/17 at 100.00	A–	5,479,821

Nuveen Investments	59

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Ohio Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

	Marysville, Ohio, Wastewater Treatment System Revenue Bonds, Series 2006:
$1,755	5.250%, 12/01/25 – SYNCORA GTY Insured	12/16 at 100.00	A–	$1,949,349
80	4.750%, 12/01/46 – SYNCORA GTY Insured	12/16 at 100.00	A–	78,571

700	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Series 2007, 4.500%, 11/15/37 – NPFG Insured	5/17 at 100.00	AA+	699,986

	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Tender Option Bond Trust 3A:
1,875	18.330%, 11/15/38 (IF)	No Opt. Call	AA+	2,249,700
3,125	18.330%, 11/15/43 (IF)	No Opt. Call	AA+	3,670,625

105	Ohio Water Development Authority, Revenue Bonds, Fresh Water Development, Series 2004, 5.250%, 12/01/15	6/14 at 100.00	AAA	107,623

	Ohio Water Development Authority, Revenue Bonds, Water Development Community Assistance Program, Refunding Series 2009:
1,405	5.000%, 12/01/25	12/19 at 100.00	Aa1	1,560,000
1,475	5.000%, 12/01/26	12/19 at 100.00	Aa1	1,628,695

200	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Water Quality Project, Series 2010A, 5.000%, 6/01/30	12/19 at 100.00	AAA	221,410

2,060	Springboro, Ohio, Sewer System Mortgage Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/27	6/22 at 100.00	Aa3	2,243,175
43,440	Total Water and Sewer			48,076,398
$499,210	Total Long-Term Investments (cost $491,038,794)			501,795,029

	Other Assets Less Liabilities – 1.6%			8,259,606
	Net Assets – 100%			$510,054,635

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

60	Nuveen Investments

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Wisconsin Municipal Bond Fund

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 101.1%

	MUNICIPAL BONDS – 101.1%

	Consumer Discretionary – 1.3%

$1,000	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2011-144A, 5.500%, 2/01/21	No Opt. Call	AA–	$1,097,640

	Consumer Staples – 1.7%

	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A:
1,130	6.625%, 10/01/29	10/19 at 100.00	BBB	1,231,440
240	6.750%, 10/01/37	10/19 at 100.00	BBB	260,794
1,370	Total Consumer Staples			1,492,234

	Education and Civic Organizations – 8.9%

500	Delafield Community Development Authority, Wisconsin, Redevelopment Revenue Bonds, Saint John’s Northwestern Milirary Academy, Series 2009, 4.700%, 6/01/34	6/19 at 100.00	Aaa	522,215

	Madison Community Development Authority, Wisconsin, Revenue Bonds, The Wisconsin Alumni Research Foundation, Series 2009:
1,000	5.000%, 10/01/23	10/19 at 100.00	AAA	1,151,970
300	5.000%, 10/01/28	10/19 at 100.00	AAA	335,622
1,000	5.000%, 10/01/34	10/19 at 100.00	AAA	1,097,310

1,000	Milwaukee Redevelopment Authority, Wisconsin, Milwaukee Science Education Consortium, Inc Project, Series 2013A, 6.000%, 8/01/33	8/23 at 100.00	BBB–	1,004,270

1,300	Milwaukee Redevelopment Authority, Wisconsin, Revenue Bonds, Milwaukee School of Engineering Project, Series 2012, 4.100%, 4/01/32 – AGM Insured	4/22 at 100.00	AA–	1,263,964

550	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Fin Authority, Higher Ed Rev and Rev Refunding Bonds, University of the Sacred Heart Project, Series 2012, 5.000%, 10/01/42	No Opt. Call	BBB	365,833

1,000	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Inter-American University of Puerto Rico Project, Refunding Series 2012, 5.000%, 10/01/20	No Opt. Call	A–	985,580

250	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.500%, 12/01/31	1/14 at 100.00	BBB–	191,098

1,060	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2006, 5.000%, 3/01/36	3/16 at 100.00	BBB–	724,309
7,960	Total Education and Civic Organizations			7,642,171

	Health Care – 17.6%

	Monroe Redevelopment Authority, Wisconsin, Development Revenue Bonds, The Monroe Clinic, Inc., Series 2009:
1,150	5.500%, 2/15/29	2/19 at 100.00	A3	1,190,124
2,550	5.875%, 2/15/39	2/19 at 100.00	A3	2,664,699

750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beaver Dam Community Hospitals Inc., Series 2013A, 5.250%, 8/15/34	8/23 at 100.00	BBB–	716,663

1,230	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/32	5/16 at 100.00	BBB	1,206,015

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 3592-4, 18.291%, 4/01/17 (IF) (4)	No Opt. Call	AA–	1,080,440

250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health Inc. Obligated Group, Tender Option Bond Trust 3592, 14.288%, 10/01/20 (IF) (4)	No Opt. Call	AA–	60,360

665	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Howard Young Health Care, Inc., Refunding Series 2012, 5.000%, 8/15/22	No Opt. Call	BBB+	696,095

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2006A, 5.375%, 2/15/34	2/16 at 100.00	A–	1,006,950

890	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/40	2/22 at 100.00	A–	870,215

Nuveen Investments	61

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Wisconsin Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A, 5.750%, 5/01/35	5/21 at 100.00	A	$1,057,730

1,350	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/32	8/22 at 100.00	A+	1,370,385

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ThedaCare, Inc., Series 2009A, 5.500%, 12/15/38	12/19 at 100.00	AA–	1,023,420

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A, 5.250%, 8/15/19	8/16 at 100.00	A–	2,145,680
14,835	Total Health Care			15,088,776

	Housing/Multifamily – 5.0%

2,000	Hudson Housing Authority, Wisconsin, Multifamily Housing Revenue Bonds, Cedar Ridge Apartments Project, Series 2013A, 5.125%, 6/01/30	6/23 at 100.00	N/R	1,908,880

1,380	Puerto Rico Housing Finance Authority, Subordinate Lien Capital Fund Program Revenue Bonds, Modernization Series 2008, 5.125%, 12/01/27	12/18 at 100.00	A+	1,386,886

970	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2006A, 4.550%, 5/01/27 (Alternative Minimum Tax)	5/16 at 100.00	AA	967,730
4,350	Total Housing/Multifamily			4,263,496

	Housing/Single Family – 4.4%

1,500	Platteville Redevelopment Authority, Wisconsin, Revenue Bonds, University of Wisconsin – Platteville Real Estate Foundation Project, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	BBB–	1,382,355

	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 2005E:
1,000	4.900%, 11/01/35	5/15 at 100.00	AA	1,003,300
1,375	4.900%, 11/01/35 – AMBAC Insured	5/15 at 100.00	AA	1,379,538
3,875	Total Housing/Single Family			3,765,193

	Long-Term Care – 2.8%

1,000	New Richmond Community Development Authority, Wisconsin, Health Care Facilities Revenue Bonds, PHM/New Richmond Senior Housing, Inc., Series 2011, 6.650%, 9/01/43	9/18 at 101.00	N/R	1,011,750

1,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/43	8/23 at 100.00	A–	1,419,000
2,500	Total Long-Term Care			2,430,750

	Tax Obligation/General – 1.1%

1,000	Guam, General Obligation Bonds, Series 2007A, 5.000%, 11/15/23	11/17 at 100.00	BB–	983,820

	Tax Obligation/Limited – 43.2%

650	Beloit Community Development Authority, Rock County, Wisconsin, Lease Revenue Bonds, Series 2009, 5.000%, 3/01/25	3/18 at 100.00	N/R	682,091

2,000	Glendale Community Development Authority, Wisconsin, Community Development Lease Revenue Bonds, Bayshore Public Parking Project, Series 2004A, 5.000%, 10/01/24	10/14 at 100.00	A1	2,028,860

	Glendale Community Development Authority, Wisconsin, Community Development Lease Revenue Refunding Bonds, Tax Increment District 7, Series 2011B:
1,000	3.850%, 9/01/20	9/18 at 100.00	A1	1,058,040
500	3.700%, 9/01/21	9/18 at 100.00	A1	517,555

	Glendale Community Development Authority, Wisconsin, Community Development Lease Revenue Refunding Bonds, Tax Increment District 7, Series 2012:
100	1.850%, 9/01/18	No Opt. Call	A1	100,704
500	2.750%, 9/01/22	9/20 at 100.00	A1	484,845

	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,000	5.000%, 1/01/31	1/22 at 100.00	A	1,025,360
440	5.125%, 1/01/42	1/22 at 100.00	A	439,006

675	Milwaukee Redevelopment Authority, Wisconsin, HSI Industrial I LLC Project Revenue Bonds, Series 2008, 5.125%, 6/01/29	6/16 at 100.00	A2	700,043

1,300	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Neighborhood Public Schools Initiative, Series 2007A, 4.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	Aa3	1,343,745

275	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Public Schools, Series 2005A, 4.600%, 8/01/22	8/15 at 100.00	Aa3	282,414

62	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Neenah Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2008A:
$500	4.625%, 12/01/28	12/18 at 100.00	A1	$508,600
1,000	4.750%, 12/01/32	12/18 at 100.00	A1	1,006,190

2,500	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2011-144A, 6.500%, 2/01/31	2/19 at 102.00	AA–	2,701,625

500	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 5.000%, 7/01/31 – AMBAC Insured	7/16 at 100.00	BBB+	375,055

1,000	Puerto Rico Government Development Bank, Senior Note Revenue Bonds, Senior Lien, Series 2006B, 5.000%, 12/01/13	No Opt. Call	Baa3	999,860

1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42 (UB) (4)	8/19 at 100.00	A+	807,300

1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.500%, 8/01/42 (UB) (4)	2/20 at 100.00	A+	760,790

	Saint Francis Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2007:
400	4.150%, 3/01/20	3/17 at 100.00	A1	421,616
300	4.350%, 3/01/22	3/17 at 100.00	A1	310,470
280	4.500%, 3/01/24	3/17 at 100.00	A1	288,028
520	4.600%, 3/01/27	3/17 at 100.00	A1	530,920

1,935	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding Bonds, Series 1998A, 5.500%, 12/15/26 – NPFG Insured	No Opt. Call	AA–	2,253,695

1,220	Sturgeon Bay Waterfront Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Series 2006A, 4.500%, 10/01/21	10/16 at 100.00	N/R	1,254,392

1,305	Sun Prairie Community Development Authority, Wisconsin, Lease Revenue Bonds, Tax Increment District 8, Series 2006, 4.250%, 8/01/25	8/16 at 100.00	A1	1,326,206

2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2012C, 5.000%, 10/01/42	No Opt. Call	BBB+	1,906,020

1,145	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	1,154,068

1,000	Weston Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2004A, 5.250%, 10/01/21	10/14 at 100.00	A1	1,021,600

1,000	Weston Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2005A, 5.000%, 10/01/21	10/15 at 100.00	A1	1,029,510

350	Winnebago County Housing Authority, Wisconsin, Housing Revenue Bonds, Group Home III Project, Series 1992A, 7.125%, 3/01/22	1/14 at 100.00	N/R	350,728

	Wisconsin Center District, Junior Dedicated Tax Revenue Bonds, Refunding Series 2013A:
785	4.000%, 12/15/25	12/22 at 100.00	Baa1	756,183
3,170	5.000%, 12/15/28	12/22 at 100.00	Baa1	3,371,422

	Wisconsin Center District, Junior Dedicated Tax Revenue Refunding Bonds, Series 1999:
2,985	5.250%, 12/15/23 – AGM Insured	No Opt. Call	AA–	3,319,290
765	5.250%, 12/15/27 – AGM Insured	No Opt. Call	AA–	816,829

2,035	Wisconsin Center District, Senior Dedicated Tax Revenue Refunding Bonds, Series 2003A, 0.000%, 12/15/28 – AGM Insured	No Opt. Call	AA–	1,074,622
37,135	Total Tax Obligation/Limited			37,007,682

	Transportation – 2.5%

1,000	Public Finance Authority, Wisconsin, Senior Airport Facilities Revenue and Refunding Bonds, TrIPS Obligated Group, Series 2012B, 5.000%, 7/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	857,970

1,000	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	902,980

355	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	351,713
2,355	Total Transportation			2,112,663

	U.S. Guaranteed – 7.5% (5)

1,500	Neenah Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2004A, 5.000%, 12/01/26 (Pre-refunded 12/01/14)	12/14 at 100.00	A1 (5)	1,571,925

	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding Bonds, Series 1998A:
900	5.500%, 12/15/18 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	1,082,808
2,220	5.500%, 12/15/20 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	2,720,672

Nuveen Investments	63

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Wisconsin Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (5) (continued)

$1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009, 6.625%, 2/15/32 (Pre-refunded 2/18/14)	2/14 at 100.00	A+ (5)	$1,014,200
5,620	Total U.S. Guaranteed			6,389,605

	Utilities – 3.9%

2,150	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/27 – AGM Insured	10/22 at 100.00	AA–	2,249,115

1,200	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/25	7/17 at 100.00	BB+	1,130,172
3,350	Total Utilities			3,379,287

	Water and Sewer – 1.2%

1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	Ba1	991,090
$86,350	Total Long-Term Investments (cost $86,822,492)			86,644,407

	Floating Rate Obligations – (1.2)%			(1,000,000)
	Other Assets Less Liabilities – 0.1%			28,786
	Net Assets – 100%			$85,673,193

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investment in inverse floating rate transactions.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

64	Nuveen Investments

Statement of

Assets and Liabilities November 30, 2013 (Unaudited)

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Assets
Investments, at value (cost $208,381,916, $365,230,832, $156,231,502, $406,400,792, $491,038,794 and $86,822,492, respectively)	$211,027,951	$374,161,099	$159,068,174	$414,856,496	$501,795,029	$86,644,407
Cash	—	9,722,394	2,253,808	1,050,960	942,923	—
Receivable for:
Interest	2,686,740	5,307,324	2,034,656	5,293,542	10,023,945	1,371,849
Investments sold	747,258	—	15,000	50,133	4,205,883	—
Shares sold	160,892	116,248	73,106	108,937	857,785	242,759
Other assets	138	64,000	34,461	29,582	78,804	157
Total assets	214,622,979	389,371,065	163,479,205	421,389,650	517,904,369	88,259,172
Liabilities
Cash overdraft	1,194,498	—	—	—	—	1,199,964
Floating rate obligations	9,420,000	5,650,000	—	2,225,000	—	1,000,000
Payable for:
Dividends	142,957	200,086	171,196	560,997	571,878	67,333
Investments purchased	—	—	—	2,244,593	5,992,296	—
Shares redeemed	527,247	809,718	175,596	768,012	744,103	235,509
Accrued expenses:
Management fees	86,788	160,065	69,178	177,016	240,977	37,080
Trustees fees	853	65,511	35,008	28,168	80,881	371
12b-1 distribution and service fees	53,965	86,292	34,260	59,568	91,211	18,433
Other	55,051	80,713	51,628	76,935	128,388	27,289
Total liabilities	11,481,359	7,052,385	536,866	6,140,289	7,849,734	2,585,979
Net assets	$203,141,620	$382,318,680	$162,942,339	$415,249,361	$510,054,635	$85,673,193
Class A Shares
Net assets	$135,502,776	$311,335,020	$111,486,706	$225,542,469	$286,781,007	$49,221,187
Shares outstanding	13,107,227	29,228,460	10,057,202	20,788,901	26,013,998	4,851,020
Net asset value per share	$10.34	$10.65	$11.09	$10.85	$11.02	$10.15
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$10.79	$11.12	$11.58	$11.33	$11.50	$10.59
Class B Shares
Net assets	N/A	N/A	N/A	N/A	$942,950	N/A
Shares outstanding	N/A	N/A	N/A	N/A	85,780	N/A
Net asset value and offering price per share	N/A	N/A	N/A	N/A	$10.99	N/A
Class C Shares
Net assets	$50,249,493	$55,560,850	$25,602,913	$33,530,142	$68,628,846	$16,324,376
Shares outstanding	4,866,825	5,216,455	2,312,599	3,097,525	6,248,262	1,607,437
Net asset value and offering price per share	$10.32	$10.65	$11.07	$10.82	$10.98	$10.16
Class I Shares
Net assets	$17,389,351	$15,422,810	$25,852,720	$156,176,750	$153,701,832	$20,127,630
Shares outstanding	1,674,920	1,447,760	2,333,783	14,399,822	13,984,445	1,978,326
Net asset value and offering price per share	$10.38	$10.65	$11.08	$10.85	$10.99	$10.17
Net assets consist of:
Capital paid-in	$204,676,825	$380,947,459	$159,286,412	$409,788,614	$503,605,220	$88,815,120
Undistributed (Over-distribution of) net investment income	690,326	142,848	512,918	1,153,474	1,947,521	412,109
Accumulated net realized gain (loss)	(4,871,566)	(7,701,894)	306,337	(4,148,431)	(6,254,341)	(3,375,951)
Net unrealized appreciation (depreciation)	2,646,035	8,930,267	2,836,672	8,455,704	10,756,235	(178,085)
Net assets	$203,141,620	$382,318,680	$162,942,339	$415,249,361	$510,054,635	$85,673,193
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01

N/A – Fund	does not offer Class B Shares. Class B Shares of Kentucky and Missouri converted to Class A Shares at close of business on October 28, 2013 and are no longer available through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

Nuveen Investments	65

Statement of

Operations Six Months Ended November 30, 2013 (Unaudited)

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Investment Income	$5,224,884	$9,494,025	$4,372,673	$10,570,236	$13,690,735	$2,454,359
Expenses
Management fees	557,718	1,028,900	456,833	1,115,363	1,378,468	256,792
12b-1 service fees – Class A(1)	143,857	330,362	123,049	231,919	306,456	53,979
12b-1 distribution and service fees – Class B	N/A	N/A	N/A	N/A	6,312	N/A
12b-1 distribution and service fees – Class C	205,744	231,099	103,686	129,630	278,051	67,501
Shareholder servicing agent fees and expenses	53,342	84,903	56,615	81,392	145,296	24,470
Interest expense	27,358	15,842	—	2,781	—	3,287
Custodian fees and expenses	24,718	37,185	19,537	41,105	56,258	17,674
Trustees fees and expenses	3,126	5,885	2,548	6,276	7,896	1,402
Professional fees	16,840	20,641	16,533	21,920	23,822	14,472
Shareholder reporting expenses	15,786	21,793	14,520	16,830	37,077	9,311
Federal and state registration fees	4,489	5,487	6,921	6,687	6,239	10,186
Other expenses	4,052	6,134	4,084	7,541	8,644	3,043
Total expenses	1,057,030	1,788,231	804,326	1,661,444	2,254,519	462,117
Net investment income (loss)	4,167,854	7,705,794	3,568,347	8,908,792	11,436,216	1,992,242
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(4,782,458)	(4,361,031)	754,822	(3,475,718)	(4,143,238)	(2,799,955)
Change in net unrealized appreciation (depreciation) of investments	(11,688,606)	(21,650,661)	(12,938,310)	(23,796,970)	(32,589,999)	(6,721,902)
Net realized and unrealized gain (loss)	(16,471,064)	(26,011,692)	(12,183,488)	(27,272,688)	(36,733,237)	(9,521,857)
Net increase (decrease) in net assets from operations	$(12,303,210)	$(18,305,898)	$(8,615,141)	$(18,363,896)	$(25,297,021)	$(7,529,615)

N/A –	Fund no longer offers Class B Shares.
(1) –	Includes distributions to shareholders on Kentucky’s and Missouri’s Class B Shares during the period. Class B Shares of Kentucky and Missouri converted to Class A Shares at close of business on October 28, 2013 and are no longer available through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

66	Nuveen Investments

Statement of

Changes in Net Assets (Unaudited)

	Kansas		Kentucky
	Six Months Ended 11/30/13	Year Ended 5/31/13	Six Months Ended 11/30/13	Year Ended 5/31/13
Operations
Net investment income (loss)	$4,167,854	$8,211,161	$7,705,794	$16,599,477
Net realized gain (loss) from investments	(4,782,458)	(166,829)	(4,361,031)	363,961
Change in net unrealized appreciation (depreciation) of investments	(11,688,606)	(1,350,702)	(21,650,661)	(4,705,356)
Net increase (decrease) in net assets from operations	(12,303,210)	6,693,630	(18,305,898)	12,258,082
Distributions to Shareholders
From net investment income:
Class A(1)	(2,608,198)	(5,819,165)	(6,137,144)	(13,658,037)
Class B	N/A	N/A	N/A	(33,590)
Class C	(838,567)	(1,824,475)	(977,470)	(2,234,825)
Class I	(359,396)	(673,549)	(336,024)	(751,938)
From accumulated net realized gains:
Class A	—	(1,152,232)	—	—
Class B	N/A	N/A	N/A	—
Class C	—	(425,222)	—	—
Class I	—	(119,580)	—	—
Decrease in net assets from distributions to shareholders	(3,806,161)	(10,014,223)	(7,450,638)	(16,678,390)
Fund Share Transactions
Proceeds from sale of shares	8,069,625	55,533,352	10,190,651	59,774,700
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,913,856	7,416,690	6,206,584	12,915,623
	10,983,481	62,950,042	16,397,235	72,690,323
Cost of shares redeemed	(41,309,082)	(28,205,590)	(72,930,239)	(44,615,443)
Net increase (decrease) in net assets from Fund share transactions	(30,325,601)	34,744,452	(56,533,004)	28,074,880
Net increase (decrease) in net assets	(46,434,972)	31,423,859	(82,289,540)	23,654,572
Net assets at the beginning of period	249,576,592	218,152,733	464,608,220	440,953,648
Net assets at the end of period	$203,141,620	$249,576,592	$382,318,680	$464,608,220
Undistributed (Over-distribution of) net investment income at the end of period	$690,326	$328,633	$142,848	$(112,308)

N/A –	Fund no longer offers Class B Shares.
(1)	Class B Shares of Kentucky converted to Class A Shares at close of business on October 28, 2013 and are no longer available through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

Nuveen Investments	67

Statement of Changes in Net Assets (Unaudited) (continued)

	Michigan		Missouri
	Six Months Ended 11/30/13	Year Ended 5/31/13	Six Months Ended 11/30/13	Year Ended 5/31/13
Operations
Net investment income (loss)	$3,568,347	$7,992,560	$8,908,792	$18,437,018
Net realized gain (loss) from investments	754,822	1,508,729	(3,475,718)	351,660
Change in net unrealized appreciation (depreciation) of investments	(12,938,310)	(1,574,943)	(23,796,970)	(348,366)
Net increase (decrease) in net assets from operations	(8,615,141)	7,926,346	(18,363,896)	18,440,312
Distributions to Shareholders
From net investment income:
Class A(1)	(2,468,147)	(5,827,390)	(4,619,527)	(9,519,539)
Class B	N/A	N/A	N/A	(13,470)
Class C	(476,647)	(1,049,372)	(598,326)	(1,204,090)
Class I	(569,285)	(1,081,158)	(3,549,809)	(7,654,812)
From accumulated net realized gains:
Class A	—	—	—	—
Class B	N/A	N/A	N/A	—
Class C	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(3,514,079)	(7,957,920)	(8,767,662)	(18,391,911)
Fund Share Transactions
Proceeds from sale of shares	16,258,990	30,416,919	29,997,884	83,469,668
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,440,847	5,577,481	5,176,035	12,170,971
	18,699,837	35,994,400	35,173,919	95,640,639
Cost of shares redeemed	(55,489,384)	(31,585,272)	(67,843,051)	(75,700,488)
Net increase (decrease) in net assets from Fund share transactions	(36,789,547)	4,409,128	(32,669,132)	19,940,151
Net increase (decrease) in net assets	(48,918,767)	4,377,554	(59,800,690)	19,988,552
Net assets at the beginning of period	211,861,106	207,483,552	475,050,051	455,061,499
Net assets at the end of period	$162,942,339	$211,861,106	$415,249,361	$475,050,051
Undistributed (Over-distribution of) net investment income at the end of period	$512,918	$458,650	$1,153,474	$1,012,344

N/A –	Fund no longer offers Class B Shares.
(1)	Includes distributions to shareholders on Missouri’s Class B Shares during the period. Class B Shares of Missouri converted to Class A Shares at the close of business on October 28, 2013 and are no longer available through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

68	Nuveen Investments

	Ohio		Wisconsin
	Six Months Ended 11/30/13	Year Ended 5/31/13	Six Months Ended 11/30/13	Year Ended 5/31/13
Operations
Net investment income (loss)	$11,436,216	$22,740,459	$1,992,242	$4,042,245
Net realized gain (loss) from investments	(4,143,238)	583,166	(2,799,955)	(166,198)
Change in net unrealized appreciation (depreciation) of investments	(32,589,999)	180,990	(6,721,902)	(917,537)
Net increase (decrease) in net assets from operations	(25,297,021)	23,504,615	(7,529,615)	2,958,510
Distributions to Shareholders
From net investment income:
Class A	(6,290,315)	(12,999,178)	(1,027,882)	(2,042,055)
Class B	(21,934)	(58,881)	N/A	N/A
Class C	(1,307,217)	(2,599,834)	(291,093)	(521,397)
Class I	(3,551,543)	(7,575,470)	(542,212)	(1,399,753)
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	N/A	N/A
Class C	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(11,171,009)	(23,233,363)	(1,861,187)	(3,963,205)
Fund Share Transactions
Proceeds from sale of shares	44,584,436	113,249,153	8,580,130	46,774,815
Proceeds from shares issued to shareholders due to reinvestment of distributions	7,443,675	14,946,825	1,364,121	2,855,941
	52,028,111	128,195,978	9,944,251	49,630,756
Cost of shares redeemed	(119,287,261)	(71,484,840)	(34,772,427)	(25,180,968)
Net increase (decrease) in net assets from Fund share transactions	(67,259,150)	56,711,138	(24,828,176)	24,449,788
Net increase (decrease) in net assets	(103,727,180)	56,982,390	(34,218,978)	23,445,093
Net assets at the beginning of period	613,781,815	556,799,425	119,892,171	96,447,078
Net assets at the end of period	$510,054,635	$613,781,815	$85,673,193	$119,892,171
Undistributed (Over-distribution of) net investment income at the end of period	$1,947,521	$1,682,314	$412,109	$281,054

N/A –	Fund no longer issues Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	69

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

KANSAS		Investment Operations			Less Distributions
Class (Commencement Date)
Year Ended May 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (1/92)
2014(e)	$11.08	$.21	$(.76)	$(.55)	$(.19)	$—	$(.19)	$10.34
2013	11.21	.40	(.05)	.35	(.40)	(.08)	(.48)	11.08
2012	10.37	.44	.83	1.27	(.43)	—	(.43)	11.21
2011	10.48	.43	(.11)	.32	(.43)	—	(.43)	10.37
2010	10.03	.44	.44	.88	(.43)	—	(.43)	10.48
2009	10.23	.43	(.20)	.23	(.43)	—	(.43)	10.03
Class C (2/97)
2014(e)	11.06	.18	(.76)	(.58)	(.16)	—	(.16)	10.32
2013	11.20	.34	(.06)	.28	(.34)	(.08)	(.42)	11.06
2012	10.36	.37	.84	1.21	(.37)	—	(.37)	11.20
2011	10.48	.37	(.12)	.25	(.37)	—	(.37)	10.36
2010	10.03	.38	.44	.82	(.37)	—	(.37)	10.48
2009	10.23	.38	(.21)	.17	(.37)	—	(.37)	10.03
Class I (2/97)
2014(e)	11.13	.22	(.77)	(.55)	(.20)	—	(.20)	10.38
2013	11.26	.42	(.04)	.38	(.43)	(.08)	(.51)	11.13
2012	10.42	.46	.83	1.29	(.45)	—	(.45)	11.26
2011	10.53	.45	(.11)	.34	(.45)	—	(.45)	10.42
2010	10.07	.46	.45	.91	(.45)	—	(.45)	10.53
2009	10.27	.45	(.20)	.25	(.45)	—	(.45)	10.07

70	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(4.96)%	$135,503	.86	%*	.83	%*	3.95	%*	10%
3.13	166,022	.84		.81		3.53		10
12.43	151,334	.86		.83		4.03		36
3.10	122,629	.83		.82		4.12		16
8.67	120,162	.84		.84		4.27		18
2.62	110,130	.85		.85		4.38		13

(5.24)	50,249	1.41	*	1.38	*	3.40	*	10
2.50	63,429	1.39		1.36		2.98		10
11.86	52,451	1.40		1.37		3.47		36
2.47	36,864	1.38		1.37		3.58		16
8.10	33,948	1.39		1.39		3.71		18
2.05	25,570	1.40		1.40		3.83		13

(4.92)	17,389	.66	*	.63	*	4.15	*	10
3.34	20,126	.64		.61		3.73		10
12.62	14,368	.65		.62		4.22		36
3.32	10,648	.63		.62		4.29		16
8.96	7,960	.64		.64		4.47		18
2.82	5,069	.65		.65		4.58		13

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended November 30, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	71

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

KENTUCKY		Investment Operations			Less Distributions
Class (Commencement Date)
Year Ended May 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains		Total	Ending Net Asset Value
Class A (5/87)
2014(e)	$11.30	$.21	$(.66)	$(.45)	$(.20)	$—		$(.20)	$10.65
2013	11.40	.42	(.09)	.33	(.43)	—		(.43)	11.30
2012	10.69	.46	.70	1.16	(.45)	—		(.45)	11.40
2011	10.85	.46	(.18)	.28	(.44)	—		(.44)	10.69
2010	10.39	.44	.46	.90	(.44)	—	*	(.44)	10.85
2009	10.78	.44	(.32)	.12	(.44)	(.07)		(.51)	10.39
Class C (10/93)
2014(e)	11.30	.18	(.66)	(.48)	(.17)	—		(.17)	10.65
2013	11.40	.36	(.09)	.27	(.37)	—		(.37)	11.30
2012	10.70	.39	.71	1.10	(.40)	—		(.40)	11.40
2011	10.85	.40	(.16)	.24	(.39)	—		(.39)	10.70
2010	10.39	.38	.46	.84	(.38)	—	*	(.38)	10.85
2009	10.79	.38	(.33)	.05	(.38)	(.07)		(.45)	10.39
Class I (2/97)
2014(e)	11.30	.22	(.66)	(.44)	(.21)	—		(.21)	10.65
2013	11.40	.45	(.10)	.35	(.45)	—		(.45)	11.30
2012	10.70	.48	.70	1.18	(.48)	—		(.48)	11.40
2011	10.85	.48	(.16)	.32	(.47)	—		(.47)	10.70
2010	10.39	.47	.45	.92	(.46)	—	*	(.46)	10.85
2009	10.79	.46	(.33)	.13	(.46)	(.07)		(.53)	10.39

72	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(3.88)%	$311,335	.80	%**	.79	%**	3.85	%**	6%
2.78	370,392	.78		.77		3.71		11
11.10	360,084	.80		.80		4.12		16
2.68	334,809	.80		.80		4.26		7
8.81	376,621	.81		.81		4.15		9
1.33	346,849	.85		.82		4.28		19

(4.07)	55,561	1.35	**	1.34	**	3.31	**	6
2.16	72,984	1.33		1.32		3.15		11
10.44	63,378	1.35		1.35		3.56		16
2.22	51,820	1.35		1.35		3.71		7
8.20	55,515	1.36		1.36		3.59		9
.64	47,428	1.40		1.37		3.73		19

(3.78)	15,423	.60	**	.59	**	4.05	**	6
3.00	20,609	.58		.57		3.90		11
11.24	15,992	.60		.60		4.30		16
3.01	10,967	.60		.60		4.46		7
9.00	7,453	.61		.61		4.35		9
1.41	3,394	.65		.62		4.48		19

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended November 30, 2013.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	73

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

MICHIGAN		Investment Operations			Less Distributions
Class (Commencement Date)
Year Ended May 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (6/85)
2014(e)	$11.77	$.23	$(.68)	$(.45)	$(.23)	$—	$(.23)	$11.09
2013	11.77	.45	— *	.45	(.45)	—	(.45)	11.77
2012	11.08	.47	.67	1.14	(.45)	—	(.45)	11.77
2011	11.19	.47	(.12)	.35	(.46)	—	(.46)	11.08
2010	10.83	.46	.36	.82	(.46)	—	(.46)	11.19
2009	11.15	.47	(.32)	.15	(.46)	(.01)	(.47)	10.83
Class C (6/93)
2014(e)	11.76	.20	(.70)	(.50)	(.19)	—	(.19)	11.07
2013	11.76	.39	— *	.39	(.39)	—	(.39)	11.76
2012	11.08	.41	.66	1.07	(.39)	—	(.39)	11.76
2011	11.18	.41	(.11)	.30	(.40)	—	(.40)	11.08
2010	10.83	.40	.35	.75	(.40)	—	(.40)	11.18
2009	11.15	.42	(.33)	.09	(.40)	(.01)	(.41)	10.83
Class I (2/97)
2014(e)	11.77	.24	(.69)	(.45)	(.24)	—	(.24)	11.08
2013	11.76	.48	— *	.48	(.47)	—	(.47)	11.77
2012	11.08	.49	.66	1.15	(.47)	—	(.47)	11.76
2011	11.18	.49	(.11)	.38	(.48)	—	(.48)	11.08
2010	10.83	.48	.36	.84	(.49)	—	(.49)	11.18
2009	11.15	.50	(.32)	.18	(.49)	(.01)	(.50)	10.83

74	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(3.85)%	$111,487	.85	%**	.85	%**	4.07	%**	1%
3.85	149,466	.81		.81		3.80		15
10.48	153,467	.84		.84		4.12		12
3.16	148,020	.84		.84		4.22		6
7.73	159,191	.85		.85		4.18		11
1.59	151,852	.86		.86		4.45		9

(4.22)	25,603	1.40	**	1.40	**	3.54	**	1
3.33	32,084	1.36		1.36		3.25		15
9.81	30,129	1.38		1.38		3.58		12
2.70	29,681	1.39		1.39		3.67		6
7.05	30,655	1.40		1.40		3.63		11
1.04	32,068	1.41		1.41		3.90		9

(3.83)	25,853	.65	**	.65	**	4.28	**	1
4.15	30,311	.61		.61		4.00		15
10.59	23,887	.63		.63		4.32		12
3.46	19,397	.64		.64		4.42		6
7.87	19,888	.65		.65		4.38		11
1.82	18,297	.66		.66		4.65		9

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended November 30, 2013.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	75

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

MISSOURI		Investment Operations			Less Distributions
Class (Commencement Date)
Year Ended May 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (8/87)
2014(e)	$11.51	$.22	$(.66)	$(.44)	$(.22)	$—	$(.22)	$10.85
2013	11.50	.45	.01	.46	(.45)	—	(.45)	11.51
2012	10.70	.48	.79	1.27	(.47)	—	(.47)	11.50
2011	10.82	.48	(.13)	.35	(.47)	—	(.47)	10.70
2010	10.14	.48	.66	1.14	(.46)	—	(.46)	10.82
2009	10.73	.47	(.56)	(.09)	(.45)	(.05)	(.50)	10.14
Class C (2/94)
2014(e)	11.48	.19	(.66)	(.47)	(.19)	—	(.19)	10.82
2013	11.48	.38	.01	.39	(.39)	—	(.39)	11.48
2012	10.68	.41	.80	1.21	(.41)	—	(.41)	11.48
2011	10.80	.42	(.13)	.29	(.41)	—	(.41)	10.68
2010	10.13	.42	.66	1.08	(.41)	—	(.41)	10.80
2009	10.72	.41	(.55)	(.14)	(.40)	(.05)	(.45)	10.13
Class I (2/97)
2014(e)	11.50	.23	(.65)	(.42)	(.23)	—	(.23)	10.85
2013	11.50	.47	— *	.47	(.47)	—	(.47)	11.50
2012	10.70	.48	.81	1.29	(.49)	—	(.49)	11.50
2011	10.82	.50	(.13)	.37	(.49)	—	(.49)	10.70
2010	10.14	.50	.67	1.17	(.49)	—	(.49)	10.82
2009	10.73	.49	(.55)	(.06)	(.48)	(.05)	(.53)	10.14

76	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(3.82)%	$225,542	.80	%**	.80	%**	4.07	%**	7%
4.01	248,317	.79		.79		3.87		9
12.08	233,521	.83		.83		4.28		8
3.30	187,844	.82		.82		4.48		6
11.49	196,974	.83		.83		4.52		6
(.52)	183,868	.86		.84		4.68		12

(4.10)	33,530	1.35	**	1.35	**	3.53	**	7
3.39	37,936	1.34		1.34		3.31		9
11.50	33,690	1.38		1.38		3.73		8
2.74	26,958	1.37		1.37		3.93		6
10.83	26,957	1.38		1.38		3.97		6
(1.06)	22,120	1.41		1.39		4.13		12

(3.63)	156,177	.60	**	.60	**	4.27	**	7
4.14	188,399	.59		.59		4.07		9
12.28	187,304	.63		.63		4.34		8
3.52	11,115	.62		.62		4.67		6
11.74	9,235	.63		.63		4.72		6
(.29)	6,224	.67		.65		4.90		12

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended November 30, 2013.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	77

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

OHIO		Investment Operations			Less Distributions
Class (Commencement Date)
Year Ended May 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (6/85)
2014(f)	$11.72	$.23	$(.70)	$(.47)	$(.23)	$—	$(.23)	$11.02
2013	11.70	.45	.03	.48	(.46)	—	(.46)	11.72
2012	11.01	.49	.67	1.16	(.47)	—	(.47)	11.70
2011	11.18	.48	(.18)	.30	(.47)	—	(.47)	11.01
2010	10.77	.48	.39	.87	(.46)	—	(.46)	11.18
2009	10.99	.47	(.19)	.28	(.46)	(.04)	(.50)	10.77
Class B (2/97)
2014(f)	11.68	.19	(.70)	(.51)	(.18)	—	(.18)	10.99
2013	11.67	.37	.02	.39	(.38)	—	(.38)	11.68
2012	10.98	.40	.68	1.08	(.39)	—	(.39)	11.67
2011	11.16	.40	(.19)	.21	(.39)	—	(.39)	10.98
2010	10.75	.39	.40	.79	(.38)	—	(.38)	11.16
2009	10.97	.39	(.19)	.20	(.38)	(.04)	(.42)	10.75
Class C (8/93)
2014(f)	11.67	.20	(.69)	(.49)	(.20)	—	(.20)	10.98
2013	11.65	.39	.03	.42	(.40)	—	(.40)	11.67
2012	10.97	.42	.67	1.09	(.41)	—	(.41)	11.65
2011	11.15	.42	(.19)	.23	(.41)	—	(.41)	10.97
2010	10.74	.42	.39	.81	(.40)	—	(.40)	11.15
2009	10.96	.41	(.19)	.22	(.40)	(.04)	(.44)	10.74
Class I (2/97)
2014(f)	11.68	.24	(.69)	(.45)	(.24)	—	(.24)	10.99
2013	11.66	.48	.03	.51	(.49)	—	(.49)	11.68
2012	10.98	.51	.67	1.18	(.50)	—	(.50)	11.66
2011	11.15	.51	(.19)	.32	(.49)	—	(.49)	10.98
2010	10.75	.50	.38	.88	(.48)	—	(.48)	11.15
2009	10.97	.49	(.19)	.30	(.48)	(.04)	(.52)	10.75

78	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(4.01)%	$286,781	.81	%*	.81	%*	4.20	%*	5%
4.16	339,849	.79		.79		3.83		9
10.77	317,442	.82		.82		4.28		13
2.75	292,694	.82		.82		4.40		10
8.18	330,410	.82		.82		4.33		10
2.75	321,253	.84		.84		4.40		9

(4.33)	943	1.56	*	1.56	*	3.43	*	5
3.33	1,609	1.54		1.54		3.09		9
10.00	2,065	1.57		1.57		3.55		13
1.90	2,821	1.57		1.57		3.64		10
7.41	5,034	1.58		1.58		3.58		10
1.97	7,790	1.58		1.58		3.64		9

(4.23)	68,629	1.36	*	1.36	*	3.65	*	5
3.60	83,753	1.34		1.34		3.27		9
10.13	68,344	1.37		1.37		3.73		13
2.11	60,016	1.37		1.37		3.85		10
7.62	63,181	1.37		1.37		3.78		10
2.19	52,693	1.39		1.39		3.85		9

(3.85)	153,702	.61	*	.61	*	4.40	*	5
4.38	188,571	.59		.59		4.03		9
10.94	168,949	.62		.62		4.48		13
2.98	109,802	.62		.62		4.60		10
8.33	115,162	.62		.62		4.54		10
2.99	109,553	.64		.64		4.60		9

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver and/or expense reimbursement during the periods presented herein.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended November 30, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	79

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

WISCONSIN		Investment Operations			Less Distributions
Class (Commencement Date)
Year Ended May 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (6/94)
2014(e)	$11.02	$.21	$(.88)	$(.67)	$(.20)	$—	$(.20)	$10.15
2013	11.09	.40	(.07)	.33	(.40)	—	(.40)	11.02
2012	10.28	.43	.78	1.21	(.40)	—	(.40)	11.09
2011	10.39	.39	(.12)	.27	(.38)	—	(.38)	10.28
2010	9.95	.38	.44	.82	(.38)	—	(.38)	10.39
2009	10.09	.39	(.14)	.25	(.38)	(.01)	(.39)	9.95
Class C (2/97)
2014(e)	11.03	.18	(.88)	(.70)	(.17)	—	(.17)	10.16
2013	11.10	.34	(.07)	.27	(.34)	—	(.34)	11.03
2012	10.30	.36	.78	1.14	(.34)	—	(.34)	11.10
2011	10.41	.33	(.11)	.22	(.33)	—	(.33)	10.30
2010	9.96	.33	.45	.78	(.33)	—	(.33)	10.41
2009	10.11	.34	(.16)	.18	(.32)	(.01)	(.33)	9.96
Class I (2/97)
2014(e)	11.05	.22	(.89)	(.67)	(.21)	—	(.21)	10.17
2013	11.12	.43	(.08)	.35	(.42)	—	(.42)	11.05
2012	10.31	.44	.79	1.23	(.42)	—	(.42)	11.12
2011	10.42	.42	(.12)	.30	(.41)	—	(.41)	10.31
2010	9.97	.40	.46	.86	(.41)	—	(.41)	10.42
2009	10.12	.41	(.15)	.26	(.40)	(.01)	(.41)	9.97

80	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(6.11)%	$49,221	.89	%*	.88	%*	4.07	%*	6%
2.94	62,029	.84		.84		3.60		9
11.96	51,124	.87		.87		3.94		19
2.71	45,101	.87		.87		3.81		14
8.42	50,270	.90		.90		3.75		6
2.61	46,933	.89		.89		4.02		12

(6.37)	16,324	1.44	*	1.43	*	3.53	*	6
2.39	20,924	1.39		1.39		3.04		9
11.27	12,542	1.41		1.41		3.38		19
2.17	9,105	1.42		1.42		3.26		14
7.94	9,329	1.45		1.45		3.19		6
1.93	6,907	1.44		1.44		3.46		12

(6.07)	20,128	.69	*	.68	*	4.24	*	6
3.15	36,939	.65		.65		3.81		9
12.16	32,782	.66		.66		4.13		19
2.92	18,236	.67		.67		4.14		14
8.73	2,605	.70		.70		3.94		6
2.72	1,573	.69		.69		4.20		12

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended November 30, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	81

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust Information

The Nuveen Multistate Trust IV (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Kansas Municipal Bond Fund (“Kansas”), Nuveen Kentucky Municipal Bond Fund (“Kentucky”), Nuveen Michigan Municipal Bond Fund (“Michigan”), Nuveen Missouri Municipal Bond Fund (“Missouri”), Nuveen Ohio Municipal Bond Fund (“Ohio”) and Nuveen Wisconsin Municipal Bond Fund (“Wisconsin”) (each a “Fund” and collectively, the “Funds”), as diversified funds (non-diversified for Kansas and Wisconsin). The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Fund Information

Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, its respective state and, in some cases, local income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal and its respective state personal income tax. These municipal bonds include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal and respective state personal income tax. Each Fund may invest without limit in securities that generate income subject to the alternative minimum tax. Each Fund will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity in excess of 10 years. Under normal market conditions, each Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Sub-Adviser to be of comparable quality. Each Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to underlying municipal bonds. Each Fund’s investments in inverse floaters are designed to increase the Fund’s income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished. Each Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. Each Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature.

Each Fund may utilize futures contracts, swap contracts, options on futures contracts and options on swap contracts in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in each Fund’s portfolio.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies, and principal risks.

Class B Shares

During the current fiscal period, Kentucky, Missouri and Ohio offered Class B Shares. Effective at the close of business on October 28, 2013, Class B Shares of Kentucky and Missouri were converted to Class A Shares and are no longer available through an exchange from other Nuveen mutual funds.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

82	Nuveen Investments

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of November 30, 2013, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Missouri	Ohio
Outstanding when-issued/delayed delivery purchase commitments	$2,244,593	$5,992,296

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an annual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Kansas, Michigan and Wisconsin do not offer Class B shares. Kentucky and Missouri issued and Ohio will issue Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Nuveen Investments	83

Notes to Financial Statements (Unaudited) (continued)

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of November 30, 2013, the Funds were not invested in any portfolio securities or derivative instruments that are subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered heirarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

84	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Kansas	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$211,027,951	$—	$211,027,951

Kentucky	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$374,161,099	$—	$374,161,099

Michigan	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$159,068,174	$—	$159,068,174

Missouri	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$414,856,496	$—	$414,856,496

Ohio	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$501,795,029	$—	$501,795,029

Wisconsin	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$86,644,407	$—	$86,644,407
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/ Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

Nuveen Investments	85

Notes to Financial Statements (Unaudited) (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” The Fund’s Statement of Assets and Liabilities shows only the inverse floaters and not the underlying bonds as an asset, and does not reflect the short-term floating rate certificates as liabilities. Also, the Fund reflects in “Investment Income” only the net amount of earnings on its inverse floater investment (net of the interest paid to the holders of the short-term floating rate certificates and the expenses of the trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense” on the Statement of Operations.

During the six months ended November 30, 2013, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the following Funds during the six months ended November 30, 2013, were as follows:

	Kansas	Kentucky	Missouri	Wisconsin
Average floating rate obligations outstanding	$19,370,000	$1,435,000	$560,000	$340,000
Average annual interest rate and fees	.58%	.56%	.25%	.56%

As of November 30, 2013, the total amount of floating rate obligations issued by each Fund’s self-deposited inverse floaters and externally-deposited inverse floaters was as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Floating rate obligations: self-deposited inverse floaters	$9,420,000	$5,650,000	$—	$2,225,000	$—	$1,000,000
Floating rate obligations: externally-deposited inverse floaters	5,250,000	22,500,000	6,437,000	—	57,235,000	3,750,000
Total	$14,670,000	$28,150,000	$6,437,000	$2,225,000	$57,235,000	$4,750,000

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements are referred to herein as “Recourse Trusts”), with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is denoted as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

86	Nuveen Investments

As of November 30, 2013, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts was as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Maximum exposure to Recourse Trusts	$5,250,000	$15,000,000	$3,150,000	$—	$31,410,000	$3,750,000

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the six months ended November 30, 2013.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Kansas
	Six Months Ended 11/30/13		Year Ended 5/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	388,741	$4,094,304	2,805,718	$31,756,679
Class C	193,207	2,023,922	1,464,331	16,543,709
Class I	182,143	1,951,399	637,827	7,232,964
Shares issued to shareholders due to reinvestment of distributions:
Class A	198,780	2,066,978	468,879	5,307,088
Class C	62,668	650,798	144,904	1,638,522
Class I	18,768	196,080	41,460	471,080
	1,044,307	10,983,481	5,563,119	62,950,042
Shares redeemed:
Class A	(2,464,562)	(26,087,555)	(1,791,002)	(20,199,747)
Class C	(1,121,632)	(11,711,406)	(561,025)	(6,340,112)
Class I	(334,643)	(3,510,121)	(146,974)	(1,665,731)
	(3,920,837)	(41,309,082)	(2,499,001)	(28,205,590)
Net increase (decrease)	(2,876,530)	$(30,325,601)	3,064,118	$34,744,452

Nuveen Investments	87

Notes to Financial Statements (Unaudited) (continued)

	Kentucky
	Six Months Ended 11/30/13		Year Ended 5/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	525,224	$5,649,180	3,115,456	$35,689,099
Class A – automatic conversion of Class B Shares	30,733	329,407	3,004	34,268
Class B (1) – exchanges	28	301	—	—
Class C	143,825	1,550,290	1,370,178	15,692,219
Class I	248,405	2,661,473	730,151	8,359,114
Shares issued to shareholders due to reinvestment of distributions:
Class A	489,620	5,241,755	936,743	10,720,139
Class B (1)	373	4,001	2,684	30,715
Class C	74,117	793,682	150,646	1,723,887
Class I	15,609	167,146	38,492	440,882
	1,527,934	16,397,235	6,347,354	72,690,323
Shares redeemed:
Class A	(4,597,690)	(49,704,271)	(2,855,928)	(32,671,116)
Class B (1)	(24,744)	(266,517)	(76,070)	(869,371)
Class B (1) – automatic conversion to Class A Shares	(30,705)	(329,407)	(3,004)	(34,268)
Class C	(1,461,623)	(15,723,587)	(618,307)	(7,073,520)
Class I	(640,008)	(6,906,457)	(347,195)	(3,967,168)
	(6,754,770)	(72,930,239)	(3,900,504)	(44,615,443)
Net increase (decrease)	(5,226,836)	$(56,533,004)	2,446,850	$28,074,880
(1)	Class B Shares of Kentucky converted to Class A Shares at close of business on October 28, 2013 and no longer available through an exchange from other Nuveen mutual funds.

	Michigan
	Six Months Ended 11/30/13		Year Ended 5/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,177,286	$13,365,624	1,381,597	$16,448,266
Class C	76,908	853,571	426,830	5,081,332
Class I	184,117	2,039,795	741,878	8,887,321
Shares issued to shareholders due to reinvestment of distributions:
Class A	160,626	1,785,739	356,694	4,246,247
Class C	23,154	256,939	47,013	558,958
Class I	35,857	398,169	64,899	772,276
	1,657,948	18,699,837	3,018,911	35,994,400
Shares redeemed:
Class A	(3,976,327)	(44,609,604)	(2,084,103)	(24,813,360)
Class C	(516,512)	(5,752,555)	(307,508)	(3,658,229)
Class I	(462,301)	(5,127,225)	(261,631)	(3,113,683)
	(4,955,140)	(55,489,384)	(2,653,242)	(31,585,272)
Net increase (decrease)	(3,297,192)	$(36,789,547)	365,669	$4,409,128

88	Nuveen Investments

	Missouri
	Six Months Ended 11/30/13		Year Ended 5/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,311,166	$14,240,579	3,355,596	$38,994,528
Class A – automatic conversion of Class B Shares	26,783	291,932	4,532	54,964
Class B (1) – exchanges	27	285	—	—
Class C	192,036	2,090,798	758,391	8,800,515
Class I	1,217,370	13,374,290	3,066,071	35,619,661
Shares issued to shareholders due to reinvestment of distributions:
Class A	347,605	3,778,757	633,259	7,354,509
Class B (1)	325	3,537	1,099	12,878
Class C	40,339	437,574	71,332	826,860
Class I	87,960	956,167	341,709	3,976,724
	3,223,611	35,173,919	8,231,989	95,640,639
Shares redeemed:
Class A	(2,478,239)	(27,001,286)	(2,719,373)	(31,593,350)
Class B (1)	(8,068)	(87,083)	(9,604)	(108,115)
Class B (1) – automatic conversion to Class A Shares	(26,734)	(291,932)	(4,519)	(54,964)
Class C	(439,229)	(4,790,645)	(460,384)	(5,340,635)
Class I	(3,282,913)	(35,672,105)	(3,321,050)	(38,603,424)
	(6,235,183)	(67,843,051)	(6,514,930)	(75,700,488)
Net increase (decrease)	(3,011,572)	$(32,669,132)	1,717,059	$19,940,151
(1)	Class B Shares of Missouri converted to Class A Shares at close of business on October 28, 2013 and are no longer available through an exchange from other Nuveen mutual funds.

	Ohio
	Six Months Ended 11/30/13		Year Ended 5/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,028,319	$33,779,309	4,594,182	$54,465,233
Class A – automatic conversion of Class B Shares	1,218	13,443	3,191	37,833
Class B	36	405	—	—
Class C	267,649	2,963,504	1,894,271	22,386,252
Class I	709,517	7,827,775	3,075,918	36,359,835
Shares issued to shareholders due to reinvestment of distributions:
Class A	416,972	4,599,867	761,304	9,023,087
Class B	1,850	20,346	4,756	56,185
Class C	81,711	898,080	141,005	1,664,753
Class I	175,058	1,925,382	355,754	4,202,800
	4,682,330	52,028,111	10,830,381	128,195,978
Shares redeemed:
Class A	(6,435,196)	(71,151,120)	(3,492,940)	(41,416,013)
Class B	(52,629)	(582,784)	(40,785)	(482,623)
Class B – automatic conversion to Class A Shares	(1,221)	(13,443)	(3,201)	(37,833)
Class C	(1,276,061)	(14,025,822)	(724,347)	(8,547,914)
Class I	(3,041,854)	(33,514,092)	(1,774,710)	(21,000,457)
	(10,806,961)	(119,287,261)	(6,035,983)	(71,484,840)
Net increase (decrease)	(6,124,631)	$(67,259,150)	4,794,398	$56,711,138

Nuveen Investments	89

Notes to Financial Statements (Unaudited) (continued)

	Wisconsin
	Six Months Ended 11/30/13		Year Ended 5/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	243,681	$2,500,963	1,702,360	$19,009,154
Class C	76,763	802,446	927,100	10,377,801
Class I	502,407	5,276,721	1,551,300	17,387,860
Shares issued to shareholders due to reinvestment of distributions:
Class A	92,023	939,958	163,752	1,828,740
Class C	24,477	250,221	37,501	419,144
Class I	16,962	173,942	54,252	608,057
	956,313	9,944,251	4,436,265	49,630,756
Shares redeemed:
Class A	(1,114,884)	(11,401,965)	(846,364)	(9,435,783)
Class C	(391,526)	(4,018,570)	(196,915)	(2,208,783)
Class I	(1,884,582)	(19,351,892)	(1,210,009)	(13,536,402)
	(3,390,992)	(34,772,427)	(2,253,288)	(25,180,968)
Net increase (decrease)	(2,434,679)	$(24,828,176)	2,182,977	$24,449,788

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, where applicable) during the six months ended November 30, 2013, were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Purchases	$21,721,874	$25,829,832	$1,837,661	$31,625,711	$24,552,605	$5,990,645
Sales and maturities	48,901,689	85,338,341	39,619,675	64,808,556	92,394,763	29,119,404

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of November 30, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Cost of investments	$198,504,602	$359,501,583	$156,037,506	$403,370,310	$490,717,297	$85,681,293
Gross unrealized:
Appreciation	$8,560,555	$13,911,320	$6,582,179	$19,372,406	$22,018,638	$3,214,224
Depreciation	(5,457,216)	(4,901,633)	(3,551,511)	(10,111,157)	(10,940,906)	(3,251,110)
Net unrealized appreciation (depreciation) of investments	$3,103,339	$9,009,687	$3,030,668	$9,261,249	$11,077,732	$(36,886)

90	Nuveen Investments

Permanent differences, primarily due to federal taxes paid, taxable market discount and nondeductible reorganizational expenses resulted in reclassifications among the Funds’ components of net assets as of May 31, 2013, the Funds’ last tax year end, as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Capital paid-in	$—	$9,277	$—	$38,133	$(1,298)	$5,110
Undistributed (Over-distribution of) net investment income	(34)	(14,476)	(8,866)	(43,237)	(46)	(7,712)
Accumulated net realized gain (loss)	34	5,199	8,866	5,104	1,344	2,602

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2013, the Funds’ last tax year end, were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Undistributed net tax-exempt income[1]	$666,991	$1,188,356	$926,614	$1,861,152	$3,295,689	$519,615
Undistributed net ordinary income[2]	27,386	—	13,885	—	—	—
Undistributed net long-term capital gains	—	—	—	—	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2013 through May 31, 2013, and paid on June 3, 2013.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended May 31, 2013, was designated for purposes of the dividends paid deduction as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Distributions from net tax-exempt income	$8,230,799	$16,716,057	$7,942,854	$18,405,598	$23,000,518	$3,901,379
Distributions from net ordinary income[2]	41,387	226	—	—	103,868	2,218
Distributions from net long-term capital gains	1,697,215	—	—	—	—	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of May 31, 2013, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by a Fund, while the losses subject to expiration are considered short-term.

	Kansas	Kentucky	Michigan	Missouri[3]	Ohio[3]	Wisconsin
Expiration:
May 31, 2016	$—	$—	$—	$—	$224,658	$—
May 31, 2017	—	—	—	9,357	204,682	—
May 31, 2018	—	3,377,319	448,279	663,355	30,607	40,757
May 31, 2019	—	—	—	—	1,552,586	—
Not subject to expiration:
Short-term losses	1,449	—	—	—	98,572	—
Long-term losses	—	—	—	—	—	371,641
Total	$1,449	$3,377,319	$448,279	$672,712	$2,111,105	$412,398
[3]	A portion of Missouri’s and Ohio’s capital loss carryforward is subject to an annual limitation under Internal Revenue code and related regulations.

During the Funds’ last tax year ended May 31, 2013, the following Funds utilized their capital loss carryforwards as follows:

	Kentucky	Michigan	Missouri	Ohio
Utilized capital loss carryforwards	$332,704	$1,517,801	$358,931	$493,188

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer losses as follows:

	Kansas	Wisconsin
Post-October capital losses[4]	$160,325	$163,596
Late-year ordinary losses[5]	—	—
[4]	Capital losses incurred from November 1, 2012 through May 31, 2013, the Funds’ last tax year end.
[5]	Ordinary losses incurred from January 1, 2013 through May 31, 2013 and specified losses incurred from November 1, 2012 through May 31, 2013.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Nuveen Investments	91

Notes to Financial Statements (Unaudited) (continued)

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of November 30, 2013, the complex-level fee rate for each of these Funds was as follows:

Fund	Complex-Level Fee Rate
Kansas	0.1679%
Kentucky	0.1679
Michigan	0.1679
Missouri	0.1770
Ohio	0.1708
Wisconsin	0.1679

The Adviser has contractually agreed to waive fees and/or reimburse expenses so that total annual Fund operating expenses, (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, acquired fund fees and expenses and extraordinary expenses) for Ohio do not exceed .750% of the average daily net assets of any class of Fund shares. The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

92	Nuveen Investments

During the six months ended November 30, 2013, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Sales charges collected	$109,764	$100,729	$28,174	$145,769	$99,508	$36,022
Paid to financial intermediaries	95,309	85,415	24,944	129,228	89,273	31,587

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended November 30, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Commission advances	$21,037	$12,909	$10,868	$44,142	$59,563	$10,418

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 2013, the Distributor retained such 12b-1 fees as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
12b-1 fees retained	$41,313	$43,378	$14,306	$28,519	$70,919	$25,265

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended November 30, 2013, as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
CDSC retained	$12,469	$37,348	$26	$6,522	$13,208	$2,915

8. Subsequent Events

Class C and Class C2 Shares

During the current reporting period, the Funds’ Board of Trustees approved the following changes:

Effective February 10, 2014, subsequent to the close of this reporting period, each Fund intends to offer a new share class, designated as Class C Shares, which will be subject to annual distribution and service fees of 1.00% of the Fund’s average daily net assets. Current Class C Shares of the Funds will be re-designated Class C2 Shares. Class C2 Shares will not be available for new accounts or for additional investment into existing accounts except in connection with dividend reinvestments. Class C2 Shares will not be eligible for the reinstatement privilege. Shareholders of Class C2 Shares will be eligible to exchange their shares into Class C2 Shares of other Nuveen municipal bond funds. Shareholders of Class C2 Shares will also remain eligible to exchange their shares into Class C Shares of any other Nuveen mutual Fund, but if they exchange back into a Nuveen municipal bond fund, they will issued newly established Class C Shares.

Nuveen Investments	93

Notes

94	Nuveen Investments

Notes

Nuveen Investments	95

Notes

96	Nuveen Investments

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper Ohio Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Ohio Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Average represents the overall average of returns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Nuveen Investments	97

Glossary of Terms Used in this Report (continued)

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

98	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL 60606

Custodians

State Street Bank & Trust Company

Boston, MA 02111

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	99

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $215 billion as of September 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-MS6-1113D

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust IV

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: February 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: February 6, 2014

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: February 6, 2014